NUVEEN
Municipal
Bond Funds


September 12, 1997

Prospectus

Dependable, tax-free income                     [PHOTO APPEARS HERE]
to help you keep more of
what you earn.




Arizona
Colorado
New Mexico

Investing in Nuveen Mutual Funds


Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today, we offer a range of equity and fixed-income mutual funds designed to suit the unique circumstances and financial planning needs of mature investors. More than 1.3 million investors have entrusted Nuveen to help them maintain the lifestyle they currently enjoy.

Value-investing -- purchasing quality securities that represent good relative value -- is the cornerstone of Nuveen's investment philosophy. It is a disciplined, long-term strategy that offers the potential for above average returns over time with moderated risk. Successful value investing begins with in-depth research and a discerning eye for marketplace opportunity. Our team of investment professionals is backed by the discipline, resources and expertise of Nuveen's almost a century of investment experience, including one of the most recognized research departments in the industry.

This prospectus describes in detail the investment objectives, policies and risks of certain Nuveen municipal bond funds. We invite you to discuss the contents with your financial adviser, or you may call us at 800-621-7227 for additional information.

                    Nuveen Flagship Arizona Municipal Bond Fund
                    Nuveen Flagship Colorado Municipal Bond Fund
                    Nuveen Flagship New Mexico Municipal Bond Fund

                    SEPTEMBER 12, 1997

                    PROSPECTUS


                    OVERVIEW

                    The funds listed above are part of the Nuveen Flagship Multistate Trust I, an open-end investment company. Each fund seeks to provide high double or triple tax-free income and preservation of capital through in-vestments in diversified portfolios of quality munici-pal bonds whose income is exempt from regular federal, state and, in some cases, local income taxes.

                    Each fund offers a set of flexible purchase options which permit you to purchase fund shares in the way that is best suited to your individual circumstances and investment needs. For detailed information about these flexible purchase options, please refer to "How to Select a Purchase Option" later in this prospectus.

                    This prospectus contains important information you should know before investing. Please read it carefully and keep it for future reference. You can find more detailed information about each fund in the statement of additional information which is part of this pro-spectus by reference. For a free copy, write to Nuveen or call (800) 621-7227.

                    SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY OTHER U.S. GOVERNMENT AGENCY. SHARES OF THE FUNDS INVOLVE INVESTMENT RISKS, INCLUD-ING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVEST-ED.

                    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EX-CHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPEC-TUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                    CONTENTS

                     1 OVERVIEW                      DIVIDENDS AND TAXES

                     2 FUND SUMMARIES AND         13 How the Funds Pay Divi-
                       FINANCIAL HIGHLIGHTS          dends

                       FUND STRATEGIES            13 Taxes and Tax Reporting

                      8 Investment Objective      14 Taxable Equivalent Yields

                      8 How the Funds Select         GENERAL INFORMATION
                        Investments
                                                  15 How to Contact Nuveen
                      9 Risk Reduction Strategies
                                                  15 Fund Service Providers
                        INVESTING IN THE FUNDS
                                                  16 How the Funds Report Per-
                      9 How to Buy Fund Shares       formance

                     10 How to Select a Purchase  16 How Fund Shares are Priced
                        Option
                                                  16 Organization
                     11 How to Sell Fund Shares
                                                     APPENDIX
                     12 Exchanging Shares
                                                  17 Special State Considera-
                     12 Optional Features and        tions
                        Services

                                      ---

NUVEEN FLAGSHIP ARIZONA MUNICIPAL BOND FUND

                  PERFORMANCE INFORMATION AS OF 5/31/97

INCEPTION: October 29, 1986
NET ASSETS: $105.1 million
TOTAL RETURN (ANNUALIZED)

--------------------------------------------------------------------------------------------
                     CLASS A         CLASS A
               (OFFER PRICE)            (NAV)        CLASS B         CLASS C         CLASS R
--------------------------------------------------------------------------------------------
1 Year                 3.32%           7.85%           7.20%           7.28%           7.93%
5 Years                6.48%           7.40%           6.80%           6.81%           7.41%
10 Years               7.86%           8.32%           7.85%           7.73%           8.33%
Inception              7.25%           7.68%           7.24%           7.09%           7.69%

Class A total returns reflect actual performance for all periods; Classes B, C and R total returns reflect actual performance for periods since class incep-tion (see "Financial Highlights" for dates), and Class A performance for peri-ods prior to class inception, adjusted for the differences in sales charges and (in the case of Classes B and C) fees between the classes. Class B total returns assume an ongoing investment and do not reflect the imposition of the CDSC; your returns for the 1 year and 5 year periods would be lower if you redeemed at the end of those periods. See Overview of Fund Operating Expenses and Shareholder Transaction Expenses.

The fund assumes investment risk in pursuit of its investment objective, chiefly in the form of interest rate risk and credit risk. The fund limits this risk by purchasing only certain types and maturities of municipal bonds and by diversifying its investment portfolio geographically and by industry. See Risk Reduction Strategies for further information.

MATURITY (YEARS)

[BAR CHART APPEARS HERE]

Average Maturity            15.3
Average Modified Duration    8.1


CREDIT QUALITY

[PIE CHART APPEARS HERE]

BBB/NR            (11%)
A                 (10%)
AA                 (7%)
AAA/Pre-refunded  (72%)


INDUSTRY DIVERSIFICATION (TOP 5)

[PIE CHART APPEARS HERE]

Other                     (23%)
General Obligations       (29%)
Hospitals                 (11%)
Escrowed Bonds            (25%)
Water & Sewer              (7%)
Housing Facilities         (5%)


                    EXPENSE INFORMATION AS OF 5/31/97

SHAREHOLDER TRANSACTION EXPENSES
--------------------------------------------------------------------------------
(Maximum, as % of Offering Price)

                                                        CLASS A     CLASS B    CLASS C    CLASS R
-------------------------------------------------------------------------------------------------
Sales Charge on Purchases                                 4.20%(1)        -          -          -
Sales Charge on Reinvested Dividends                          -           -          -          -
Contingent Deferred Sales Charge (CDSC) on Redemptions        - (1)      5%(2)      1%(3)       -

OVERVIEW OF FUND OPERATING EXPENSES (4)
--------------------------------------------------------------------------------
(Annual, as % of Average Net Assets)

                             CLASS A          CLASS B          CLASS C          CLASS R
---------------------------------------------------------------------------------------
Management Fees               0.55%            0.55%            0.55%            0.55%

12b-1 Fees                    0.20%            0.95%            0.75%                -

Other Expenses                0.17%            0.17%            0.17%            0.17%
---------------------------------------------------------------------------------------
 Total Expenses (Gross)       0.92%            1.67%            1.47%            0.72%

Waivers/
Reimbursements               (0.04%)          (0.04%)          (0.04%)          (0.04%)
---------------------------------------------------------------------------------------
 Total Expenses (Net)         0.88%            1.63%            1.43%            0.68%

SUMMARY OF SHAREHOLDER EXPENSES (5)
---------------------------------------------------------------------------
The example illustrates the expenses on a hypothetical $1,000 investment in the fund based on the Total Expenses shown at left, an assumed annual total return of 5% and reinvestment of all dividends.

HOLDING PERIOD         CLASS A               CLASS B               CLASS C               CLASS R
------------------------------------------------------------------------------------------------
1 Year                     $51                   $56                   $15                    $7
3 Years                    $69                   $83                   $45                   $22
5 Years                    $89                  $100                   $78                   $38
10 Years                  $146                  $173                  $171                   $85

                                      ---

                             FINANCIAL HIGHLIGHTS

The financial highlights below are excerpted from the fund's latest annual re-port which has been audited by Deloitte & Touche LLP, the fund's independent auditors. You may find more information about the fund's performance in its annual report. For a free copy of the fund's latest annual and/or semi-annual reports, write to Nuveen or call (800) 621-7227. Information for the years be-ginning prior to February 1, 1997 reflects the financial highlights of the Flagship Arizona Double Tax-Exempt Fund.

CLASS
(INCEPTION                 OPERATING PERFORMANCE     LESS DISTRIBUTIONS
DATE)                      ---------------------- ------------------------
                                              NET
                                         REALIZED
                       NET                    AND  DIVIDENDS                   NET    TOTAL
ARIZONA++            ASSET             UNREALIZED   FROM TAX                 ASSET   RETURN
                     VALUE        NET GAIN (LOSS) EXEMPT NET DISTRIBUTIONS   VALUE   ON NET
YEAR ENDING      BEGINNING INVESTMENT        FROM INVESTMENT  FROM CAPITAL  END OF    ASSET
MAY 31,          OF PERIOD  INCOME(b) INVESTMENTS     INCOME         GAINS  PERIOD VALUE(a)
---------------------------------------------------------------------------------------------
CLASS A (10/86)
1997                $10.73       $.56       $.27      $(.56)         $(.06) $10.94     7.85%
1996                 10.85        .57       (.12)      (.57)            -    10.73     4.21
1995                 10.43        .58        .42       (.58)            -    10.85    10.03
1994                 10.81        .60       (.38)      (.60)            -    10.43     1.92
1993                 10.13        .63        .69       (.64)            -    10.81    13.37
1992                  9.81        .65        .32       (.65)            -    10.13    10.25
1991                  9.60        .64        .21       (.64)            -     9.81     9.19
1990                  9.72        .64       (.12)      (.64)            -     9.60     5.53
1989                  9.12        .64        .60       (.64)            -     9.72    14.04
1988                  9.12        .64          -       (.64)            -     9.12     7.45
CLASS B (2/97)
1997(C)              10.92        .16        .02       (.16)            -    10.94     1.64
CLASS C (2/94)
1997                 10.73        .50        .27       (.50)          (.06)  10.94     7.28
1996                 10.84        .51       (.11)      (.51)            -    10.73     3.75
1995                 10.43        .52        .41       (.52)            -    10.84     9.32
1994(c)              11.22        .14       (.79)      (.14)            -    10.43   (16.61)+
CLASS R (2/97)
1997(c)              10.92        .19        .02       (.19)            -    10.94     1.96
CLASS
(INCEPTION                 RATIOS/SUPPLEMENTAL DATA
DATE)            ------------------------------------------------
                                                RATIO
                                               OF NET
                                 RATIO OF  INVESTMENT
                                 EXPENSES   INCOME TO
                               TO AVERAGE     AVERAGE
ARIZONA++           NET ASSETS NET ASSETS  NET ASSETS
                 END OF PERIOD      AFTER       AFTER  PORTFOLIO
YEAR ENDING                (IN REIMBURSE-  REIMBURSE-   TURNOVER
MAY 31,             THOUSANDS)    MENT(b)     MENT(b)       RATE
---------------------------------------------------------------------------------------------
CLASS A (10/86)
1997                   $82,567        .83%       5.13%        25%
1996                    80,094        .69        5.20         38
1995                    80,406        .82        5.59         27
1994                    82,676        .64        5.48         21
1993                    72,778        .44        6.03         20
1992                    51,123        .44        6.55         34
1991                    38,933        .78        6.62         18
1990                    32,066        .85        6.63         37
1989                    29,433        .92        6.85         37
1988                    33,696        .86        6.96         68
CLASS B (2/97)
1997(C)                    347       1.62+       4.43+        25
CLASS C (2/94)
1997                     3,189       1.38+       4.58+        25
1996                     1,970       1.23        4.64         38
1995                     1,621       1.36        5.01         27
1994(c)                  1,122       1.20+       4.36+        21
CLASS R (2/97)
1997(c)                 19,031        .67+       5.38+        25

-------------------------------------------------------------------------------

+ Annualized.
++ Information included prior to the year ending May 31, 1997, reflects the financial highlights of Flagship Arizona.
(a) Total returns are calculated on net asset value without any sales charge.
(b) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory or its predecessor Flagship Financial.
(c) From commencement of class operations as noted.

NOTES:
(1) The Class A sales charge may be reduced or waived based on the amount of purchase or for certain eligible categories of investors. A CDSC of 1% is imposed on redemptions of certain purchases of $1 million or more within 18 months of purchase. See "How to Select a Purchase Option."
(2) CDSC declines to 0% at the end of six years.
(3) Imposed only on redemptions within 12 months of purchase.
(4) Effective February 1, 1997, the fund eliminated the 0.20% distribution fee on Class A shares and reduced the distribution fee on Class C shares from 0.75% to 0.55%. Long-term holders of Class B and C shares may pay more in distribution fees and CDSCs than the maximum initial sales charge permit-ted under National Association of Securities Dealers (NASD) Rules of Fair Practice. The waiver/reimbursement levels shown reflect Nuveen's current undertaking, made in connection with its acquisition of Flagship Resources as described in "Fund Service Providers - Investment Adviser," to continue Flagship's general dividend-setting practices.

(5) The expenses shown assume that you redeem your shares at the end of each holding period. Class B shares convert to Class A shares after eight years. If instead you redeemed your shares immediately prior to the end of each holding period, your expenses would be higher. If you did not redeem Class B shares at the end of each holding period, your expenses would have been $17 for the one year period, $51 for the three year period, $89 for the five year period, and $173 for the ten year period. This example does not represent past or future expenses; actual expenses may be higher or lower.

                                      ---

NUVEEN FLAGSHIP COLORADO MUNICIPAL BOND FUND

                  PERFORMANCE INFORMATION AS OF 5/31/97

INCEPTION: May 4, 1987

NET ASSETS: $32.2 million
TOTAL RETURN (ANNUALIZED)

--------------------------------------------------------------------------------------------
                     CLASS A         CLASS A
               (OFFER PRICE)            (NAV)        CLASS B         CLASS C         CLASS R
--------------------------------------------------------------------------------------------
1 Year                 4.63%           9.22%           8.67%           8.77%           9.38%
5 Years                6.48%           7.40%           6.82%           7.01%           7.43%
10 Years               7.11%           7.57%           7.10%           7.20%           7.59%
Inception              6.76%           7.22%           6.75%           6.84%           7.24%

Class A total returns reflect actual performance for all periods; Classes B, C and R total returns reflect actual performance for periods since class incep-tion (see "Financial Highlights" for dates), and Class A performance for peri-ods prior to class inception, adjusted for the differences in sales charges and (in the case of Classes B and C) fees between the classes. Class B total returns assume an ongoing investment and do not reflect the imposition of the CDSC; your returns for the 1 and 5 year periods would be lower if you redeemed at the end of those periods. See Overview of Fund Operating Expenses and Shareholder Transaction Expenses.

The fund assumes investment risk in pursuit of its investment objective, chiefly in the form of interest rate risk and credit risk. The fund limits this risk by purchasing only certain types and maturities of municipal bonds and by diversifying its investment portfolio geographically and by industry. See Risk Reduction Strategies for further information.

MATURITY (YEARS)

[BAR GRAPH APPEARS HERE]

Average Maturity            17.1
Average Modified Duration    9.7


CREDIT QUALITY

[PIE CHART APPEARS HERE]

BBB/NR            (25%)
A                  (5%)
AA                (12%)
AAA/Pre-refunded  (58%)


INDUSTRY DIVERSIFICATION (TOP 5)

[PIE CHART APPEARS HERE]

Transportation       (11%)
General Obligations   (8%)
Other                (17%)
Escrowed Bonds       (44%)
Housing Facilities   (16%)
Hospitals             (4%)


                    EXPENSE INFORMATION AS OF 5/31/97

SHAREHOLDER TRANSACTION EXPENSES
-------------------------------------------------------------------------------
(Maximum, as % of Offering Price)

                                                         CLASS A CLASS B CLASS C CLASS R
----------------------------------------------------------------------------------------
Sales Charge on Purchases                               4.20%(1)       -       -       -
Sales Charge on Reinvested Dividends                           -       -       -       -
Contingent Deferred Sales Charge (CDSC) on Redemptions     - (1)   5%(2)   1%(3)       -

OVERVIEW OF FUND OPERATING EXPENSES (4)
-------------------------------------------------------------------------------
(Annual, as % of Average Net Assets)

                              CLASS A           CLASS B           CLASS C           CLASS R
-------------------------------------------------------------------------------------------
Management Fees                0.55%             0.55%             0.55%             0.55%
12b-1 Fees                     0.20%             0.95%             0.75%                 -
Other Expenses                 0.27%             0.27%             0.27%             0.27%
-------------------------------------------------------------------------------------------
 Total Expenses (Gross)        1.02%             1.77%             1.57%             0.82%
Waivers/
Reimbursements                     -                 -                 -                 -
-------------------------------------------------------------------------------------------
 Total Expenses (Net)          1.02%             1.77%             1.57%             0.82%

SUMMARY OF SHAREHOLDER EXPENSES(5)
-------------------------------------------------------------------------------
The example illustrates the expenses on a hypothetical $1,000 investment in the fund based on the Total Expenses shown at left, an assumed annual total return of 5% and reinvestment of all dividends.

HOLDING PERIOD         CLASS A               CLASS B               CLASS C               CLASS R
------------------------------------------------------------------------------------------------
1 Year                     $52                   $57                   $16                    $8
3 Years                    $73                   $87                   $50                   $26
5 Years                    $96                  $107                   $86                   $46
10 Years                  $162                  $189                  $187                  $101

                                      ---

                             FINANCIAL HIGHLIGHTS

The financial highlights below are excerpted from the fund's latest annual re-port which has been audited by Deloitte & Touche LLP, the fund's independent auditors. You may find more information about the fund's performance in its annual report. For a free copy of the fund's latest annual and/or semi-annual reports, write to Nuveen or call (800) 621-7227.

CLASS
(INCEPTION                OPERATING PERFORMANCE     LESS DISTRIBUTIONS
DATE)                     ---------------------- ------------------------
                                             NET
                                        REALIZED
                      NET                    AND  DIVIDENDS                  NET    TOTAL
COLORADO++          ASSET             UNREALIZED   FROM TAX                ASSET   RETURN
                    VALUE        NET GAIN (LOSS) EXEMPT NET DISTRIBUTIONS  VALUE   ON NET
YEAR ENDING     BEGINNING INVESTMENT        FROM INVESTMENT  FROM CAPITAL END OF    ASSET
APRIL 30,       OF PERIOD  INCOME(b) INVESTMENTS     INCOME         GAINS PERIOD VALUE(a)
------------------------------------------------------------------------------------------
CLASS A (5/87)
1997               $ 9.79       $.53      $ .35      $(.52)        $   -  $10.15     9.22%
1996                 9.93        .54       (.13)      (.55)            -    9.79     4.14
1995                 9.62        .57        .30       (.56)            -    9.93     9.54
1994                10.04        .58       (.37)      (.58)         (.05)   9.62     2.03
1993                 9.56        .60        .55       (.60)         (.07)  10.04    12.41
1992                 9.29        .61        .27       (.61)            -    9.56     9.80
1991                 9.13        .60        .17       (.61)            -    9.29     8.75
1990                 9.24        .62       (.12)      (.61)            -    9.13     5.59
1989                 8.78        .63        .46       (.63)            -    9.24    12.83
1988                 9.27        .62       (.46)      (.65)            -    8.78     2.13
CLASS B (2/97)
1997(c)             10.21        .12       (.06)      (.11)            -   10.16      .61
CLASS C (2/97)
1997(c)             10.13        .16        .02       (.16)            -   10.15     1.75
CLASS R (2/97)
1997(c)             10.21        .15       (.06)      (.14)            -   10.16      .85
CLASS
(INCEPTION                 RATIOS/SUPPLEMENTAL DATA
DATE)           -------------------------------------------------
                                                RATIO
                                               OF NET
                                 RATIO OF  INVESTMENT
                                 EXPENSES   INCOME TO
                               TO AVERAGE     AVERAGE
COLORADO++                     NET ASSETS  NET ASSETS
                    NET ASSETS      AFTER       AFTER  PORTFOLIO
YEAR ENDING      END OF PERIOD REIMBURSE-  REIMBURSE-   TURNOVER
APRIL 30,       (IN THOUSANDS)    MENT(b)     MENT(b)       RATE
------------------------------------------------------------------------------------------
CLASS A (5/87)
1997                   $31,229        .74%       5.31%        27%
1996                    33,637        .55        5.41         70
1995                    34,982        .50        5.99         38
1994                    35,796        .37        5.71         42
1993                    26,656        .41        6.05         30
1992                    15,699        .49        6.42         39
1991                     9,108        .84        6.62         29
1990                     7,386        .87        6.70         16
1989                     7,545        .67        7.04         19
1988                     7,561        .55        7.03        138
CLASS B (2/97)
1997(c)                    444       1.53+       4.60+        27
CLASS C (2/97)
1997(c)                    103       1.31+       4.94+        27
CLASS R (2/97)
1997(c)                    413        .58+       5.60+        27

-------------------------------------------------------------------------------

+ Annualized.
++ Information included prior to the year ending May 31, 1997, reflects the financial highlights of Flagship Colorado.
(a) Total returns are calculated on net asset value without any sales charge.
(b) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory, or its predecessor Flagship Financial.
(c) From commencement of class operations as noted.


NOTES:
(1) The Class A sales charge may be reduced or waived based on the amount of purchase or for certain eligible categories of investors. A CDSC of 1% is imposed on redemptions of certain purchases of $1 million or more within 18 months of purchase. See "How to Select a Purchase Option."
(2) CDSC declines to 0% at the end of six years.
(3) Imposed only on redemptions within 12 months of purchase.
(4) Effective February 1, 1997, the fund eliminated the 0.20% distribution fee on Class A shares and reduced the distribution fee on Class C shares from 0.75% to 0.55%. Long-term holders of Class B and C shares may pay more in distribution fees and CDSCs than the maximum initial sales charge permit-ted under National Association of Securities Dealers (NASD) Rules of Fair Practice. The waiver/reimbursement levels shown reflect Nuveen's current undertaking, made in connection with its acquisition of Flagship Resources as described in "Fund Service Providers--Investment Adviser," to continue Flagship's general dividend-setting practices.
(5) The expenses shown assume that you redeem your shares at the end of each holding period. Class B shares convert to Class A shares after eight years. If instead you redeemed your shares immediately prior to the end of each holding period, your expenses would be higher. If you did not redeem Class B shares at the end of each holding period, your expenses would have been $18 for the one year period, $56 for the three year period, $96 for the five year period, and $189 for the ten year period. This example does not represent past or future expenses; actual expenses may be higher or lower.

                                      ---

NUVEEN FLAGSHIP NEW MEXICO MUNICIPAL BOND FUND

                  PERFORMANCE INFORMATION AS OF 5/31/97

INCEPTION: September 16, 1992
NET ASSETS: $52.0 million
TOTAL RETURN (ANNUALIZED)

--------------------------------------------------------------------------------------------
                     CLASS A         CLASS A
               (OFFER PRICE)            (NAV)        CLASS B         CLASS C         CLASS R
--------------------------------------------------------------------------------------------
1 Year                 4.33%           8.90%           8.14%           8.47%           9.06%
Inception              5.71%           6.67%           6.05%           6.28%           6.71%

Class A total returns reflect actual performance for all periods; Classes B, C and R total returns reflect actual performance for periods since class incep-tion (see "Financial Highlights" for dates), and Class A performance for peri-ods prior to class inception, adjusted for the differences in sales charges and (in the case of Classes B and C) fees between the classes. Class B total returns assume an ongoing investment and do not reflect the imposition of the CDSC; your returns for the 1 year and 5 year periods would be lower if you redeemed at the end of those periods. See Overview of Fund Operating Expenses and Shareholder Transaction
Expenses.

The fund assumes investment risk in pursuit of its investment objective, chiefly in the form of interest rate risk and credit risk. The fund limits this risk by purchasing only certain types and maturities of municipal bonds and by diversifying its investment portfolio geographically and by industry. See Risk Reduction Strategies for further information.

MATURITY (YEARS)

[BAR CHART APPEARS HERE]

Average Maturity           19.6
Average Modified Duration   9.1


CREDIT QUALITY

[PIE CHART APPEARS HERE]

BBB/NR              (15%)
A                   (16%)
AA                  (13%)
AAA/Pre-refunded    (56%)


INDUSTRY DIVERSIFICATION

[PIE CHART APPEARS HERE]

Hospitals             (8%)
Tax Revenue          (23%)
Housing Facilities   (14%)
Education            (17%)
Utility               (9%)
Other                (29%)


                    EXPENSE INFORMATION AS OF 5/31/97

SHAREHOLDER TRANSACTION EXPENSES
-------------------------------------------------------------------------------
(Maximum, as % of Offering Price)

                                                         CLASS A CLASS B CLASS C CLASS R
----------------------------------------------------------------------------------------
Sales Charge on Purchases                               4.20%(1)       -       -       -
Sales Charge on Reinvested Dividends                           -       -       -       -
Contingent Deferred Sales Charge (CDSC) on Redemptions     - (1)   5%(2)   1%(3)       -

OVERVIEW OF FUND OPERATING EXPENSES (3)
-------------------------------------------------------------------------------
(Annual, as % of Average Net Assets)

                            CLASS A          CLASS B         CLASS C          CLASS R
--------------------------------------------------------------------------------------
Management Fees               0.55%           0.55%            0.55%            0.55%
12b-1 Fees                    0.20%           0.95%            0.75%                -
Other Expenses                0.19%           0.19%            0.19%            0.19%
--------------------------------------------------------------------------------------
 Total Expense (Gross)        0.94%           1.69%            1.49%            0.74%
Waivers/
Reimbursements               (0.14%)         (0.14%)          (0.14%)          (0.14%)
--------------------------------------------------------------------------------------
 Total Expenses (Net)         0.80%           1.55%            1.35%            0.60%

SUMMARY OF SHAREHOLDER EXPENSES (4)
-------------------------------------------------------------------------------
The example illustrates the expenses on a hypothetical $1,000 investment in the fund based on the Total Expenses shown at left, an assumed annual total return of 5% and reinvestment of all dividends.

HOLDING PERIOD         CLASS A               CLASS B               CLASS C               CLASS R
------------------------------------------------------------------------------------------------
1 Year                     $50                   $55                   $14                    $6
3 Years                    $66                   $81                   $43                   $19
5 Years                    $85                   $96                   $74                   $33
10 Years                  $137                  $164                  $162                   $75

                                      ---

                             FINANCIAL HIGHLIGHTS

The financial highlights below are excerpted from the fund's latest annual re-port which has been audited by Deloitte & Touche LLP, the fund's independent auditors. You may find more information about the fund's performance in its annual report. For a free copy of the fund's latest annual and/or semi-annual reports, write to Nuveen or call (800) 621-7227.

CLASS
(INCEPTION                OPERATING PERFORMANCE      LESS DISTRIBUTIONS
DATE)                     ---------------------   -------------------------
                                             NET
                                        REALIZED
NEW MEXICO++          NET                    AND   DIVIDENDS                    NET    TOTAL
                    ASSET             UNREALIZED   FROM TAX-                  ASSET   RETURN
                    VALUE        NET GAIN (LOSS)  EXEMPT NET  DISTRIBUTIONS   VALUE   ON NET
YEAR ENDING      BEGINING INVESTMENT        FROM  INVESTMENT   FROM CAPITAL  END OF    ASSET
MAY 31,         OF PERIOD  INCOME(b) INVESTMENTS      INCOME          GAINS  PERIOD VALUE(a)
---------------------------------------------------------------------------------------------
CLASS A (9/92)
1997               $ 9.81       $.51       $ .35       $(.51)         $  -   $10.16     8.90%
1996                10.01        .51        (.19)       (.52)            -     9.81     3.18
1995                 9.68        .52         .33        (.52)            -    10.01     9.25
1994                10.04        .53        (.33)       (.53)          (.03)   9.68     1.92
1993(c)              9.58        .37         .46        (.37)            -    10.04    11.72+
CLASS B (2/97)
1997(c)             10.24        .12        (.10)       (.11)            -    10.15      .18
CLASS C (2/97)
1997(c)             10.23        .12        (.08)       (.11)            -    10.16      .43
CLASS R (2/97)
1997(c)             10.23        .14        (.07)       (.13)            -    10.17      .71
---------------------------------------------------------------------------------------------
CLASS
(INCEPTION                 RATIOS/SUPPLEMENTAL DATA
DATE)           -------------------------------------------------
                                                RATIO
                                               OF NET
                                 RATIO OF  INVESTMENT
                                 EXPENSES   INCOME TO
NEW MEXICO++                   TO AVERAGE     AVERAGE
                               NET ASSETS  NET ASSETS
                    NET ASSETS      AFTER       AFTER  PORTFOLIO
YEAR ENDING      END OF PERIOD REIMBURSE-  REIMBURSE-   TURNOVER
MAY 31,         (IN THOUSANDS)    MENT(b)     MENT(b)       RATE
---------------------------------------------------------------------------------------------
CLASS A (9/92)
1997                   $50,807        .77%       5.07%        43%
1996                    51,173        .68        5.10         57
1995                    52,150        .67        5.48         38
1994                    51,167        .40        5.24         39
1993(c)                 31,499        .14+       5.28+        36
CLASS B (2/97)
1997(c)                    657       1.54+       4.19+        43
CLASS C (2/97)
1997(c)                    155       1.34+       4.40+        43
CLASS R (2/97)
1997(c)                    362        .59+       5.18+        43
---------------------------------------------------------------------------------------------

+ Annualized.
++ Information included prior to the year ending May 31, 1997, reflects the financial highlights of Flagship New Mexico.
(a) Total returns are calculated on net asset value without any sales charge.

(b) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory or its predecessor Flagship Financial.
(c) From commencement of class operations as noted.

NOTES:
(1) The Class A sales charge may be reduced or waived based on the amount of purchase or for certain eligible categories of investors. A CDSC of 1% is imposed on redemptions of certain purchases of $1 million or more within 18 months of purchase. See "How to Select a Purchase Option."
(2) CDSC declines to 0% at the end of six years.
(3) Imposed only on redemptions within 12 months of purchase.
(4) Effective February 1, 1997, the fund eliminated the 0.20% distribution fee on Class A shares and reduced the distribution fee on Class C shares from 0.75% to 0.55%. Long-term holders of Class C shares may pay more in dis-tribution fees and CDSCs than the maximum initial sales charge permitted under National Association of Securities Dealers (NASD) Rules of Fair Practice. The waiver/reimbursement levels shown reflect Nuveen's current undertaking, made in connection with its acquisition of Flagship Resources as described in "Fund Service Providers--Investment Adviser," to continue Flagship's general dividend-setting practices.

(5) The expenses shown assume that you redeem your shares at the end of each holding period. Class B shares convert to Class A shares after eight years. If instead you redeemed your shares immediately prior to the end of each holding period, your expenses would be higher. If you did not redeem Class B shares at the end of each holding period, your expenses would have been $16 for the one year period, $49 for the three year period, $84 for the five year period, and $164 for the ten year period. This example does not represent past or future expenses; actual expenses may be higher or lower.

                                      ---

FUND STRATEGIES

INVESTMENT OBJECTIVE

The investment objective of each fund is to provide you with as high a level of current interest income exempt from regular federal, state and, in some cases, local income taxes as is consistent with preservation of capital. There is no assurance that the funds will achieve their investment objective.

INVESTOR SUITABILITY
The funds are a suitable investment for tax-conscious investors seeking to:

 .  Earn regular monthly tax-free dividends;

 .  Preserve investment capital over time;

 .  Reduce taxes on investment income;

 . Set aside money systematically for retirement, estate planning or college funding.

The funds are not a suitable investment for individuals seeking to:

 . Pursue an aggressive, high-growth investment strategy;

 . Invest through an IRA or 401k plan;

 . Avoid fluctuations in share price.

HOW THE FUNDS SELECT INVESTMENTS


TAX-FREE MUNICIPAL BONDS
The funds invest substantially all of their assets (at least 80%) in municipal bonds from a specific state that pay interest that is exempt from regular fed-eral, state and, in some cases, local income taxes. Income from these bonds, however, may be subject to the federal alternative minimum tax.

Municipal bonds are either general obligation or revenue bonds and typically are issued to finance public projects (such as roads or public buildings), to pay general operating expenses, or to refinance outstanding debt. Municipal bonds may also be issued for private activities, such as housing, medical and educational facility construction, or for privately owned industrial develop-ment and pollution control projects. General obligation bonds are backed by the full faith and credit, or taxing authority, of the issuer and may be re-paid from any revenue source; revenue bonds may be repaid only from the reve-nues of a specific facility or source.

FOCUS ON QUALITY MUNICIPAL BONDS
The funds purchase only quality municipal bonds that are either rated invest-ment grade (AAA/Aaa to BBB/Baa) by independent ratings agencies at the time of purchase or are non-rated but judged to be investment grade by the funds' in-vestment adviser. If suitable municipal bonds from a specific state are not available at attractive prices and yields, a fund may invest in municipal bonds of U.S. territories (such as Puerto Rico and Guam) which are exempt from regular federal, state, and local income taxes. The Arizona Fund may not in-vest more than 20% of its net assets in these territorial municipal bonds.

The funds may purchase municipal bonds that represent lease obligations. These carry special risks because the issuer of the bonds may not be obligated to appropriate money annually to make payments under the lease. In order to re-duce this risk, the funds will only purchase leases where the issuer has a strong incentive to continue making appropriations until maturity.

Bond ratings are furnished by Standard & Poor's Corporation, Fitch Investors Services, and Moody's Investors Services. The ratings BBB and Baa are not identical--S&P and Fitch consider bonds rated BBB to have adequate capacity to pay principal and interest; Moody's considers bonds rated Baa to have some speculative characteristics. Bond ratings represent the opinions of the rat-ings agencies; they are not absolute standards of quality.

VALUE INVESTING STRATEGY
The funds' investment adviser uses a value-oriented strategy and looks for higher-yielding and undervalued municipal bonds that offer above-average total return potential. The adviser emphasizes fundamental research and selects mu-nicipal bonds on the basis of its evaluation of each bond's relative value in terms of current yield, price, credit quality and future prospects. The ad-viser then monitors each fund's portfolio to assure that municipal bonds pur-chased continue to represent over time, in its opinion, the best values avail-able.

PORTFOLIO MATURITY
Each fund purchases municipal bonds with different maturities in pursuit of its investment objective, but maintains under normal market conditions an in-vestment portfolio with an overall weighted average maturity within a defined range. All of the funds described in this prospectus are long-term funds and normally maintain a weighted average portfolio maturity of 15 to 30 years. See "Defensive Investment Strategies" below for further information.

PORTFOLIO TURNOVER
A fund buys and sells portfolio securities in the normal course of its invest-ment activities. The proportion of the fund's investment portfolio that is sold and replaced with new securities during a year is known as the fund's portfolio turnover rate. The funds intend to keep portfolio turnover rela-tively low in order to reduce trading costs and the realization of taxable capital gains. Each fund, however, may make limited short-term trades to take advantage of market opportunities or reduce market risk.

DELAYED DELIVERY TRANSACTIONS
Each fund may buy or sell bonds on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date. This type of transaction may involve an element of risk because no interest accrues on the bonds prior to settlement

                                      ---
and, since securities are subject to market fluctuation, the value of the bonds at time of delivery may be less (or more) than cost.

RISK REDUCTION STRATEGIES

In pursuit of its investment objective, each fund assumes investment risk, chiefly in the form of interest rate and credit risk. Interest rate risk is the risk that changes in market interest rates will affect the value of a fund's investment portfolio. In general, the value of a municipal bond falls when interest rates rise, and increases when interest rates fall. Credit risk is the risk that an issuer of a municipal bond is unable to meet its obliga-tion to make interest and principal payments. In general, lower rated munici-pal bonds are perceived to carry a greater degree of risk in the issuer's ability to make interest and principal payments. Municipal bonds with longer maturities (durations) or lower ratings generally provide higher current in-come, but are subject to greater price fluctuation due to changes in market conditions than bonds with shorter maturities or higher ratings, respectively.

Because the funds primarily purchase municipal bonds from a specific state, each fund also bears investment risk from the economic, political or regula-tory changes that could adversely affect municipal bond issuers in that state and therefore the value of the fund's investment portfolio. These risks may be greater for the Colorado and New Mexico Funds, which as "non-diversified" funds may concentrate their investments in municipal bonds of certain issuers to a greater extent than the Arizona Fund described in this prospectus, which is a diversified fund.

The funds limit your investment risk generally by restricting the types and maturities of municipal bonds they purchase, and by diversifying their invest-ment portfolios across different industry sectors. The funds should be consid-ered long-term investments and may not be suitable for investors with short-term investment horizons.

INVESTMENT LIMITATIONS
The funds have adopted certain investment limitations (based on total fund as-sets) designed to limit your investment risk and maintain portfolio diversifi-cation. Each fund may not have more than:

 . 25% in any one industry sector, such as electric utilities or health care;

 . 10% in borrowings (33% if used to meet redemptions).

As a diversified fund, the Arizona Fund also may not have more than:

 . 5% in securities of any one issuer (except U.S. government securities or for 25% of the fund's assets).

DEFENSIVE INVESTMENT STRATEGIES
Each fund may invest in high quality short-term municipal securities in order to reduce risk and preserve capital. Under normal market conditions, each fund may invest only up to 20% of net assets in short-term municipal securities that are exempt from regular federal income tax, although the funds may invest up to 100% as a temporary defensive measure in response to adverse market con-ditions. During temporary defensive periods, the weighted average maturity of a fund's investment portfolio may fall below the defined range described above under "Portfolio Maturity."

If suitable short-term municipal investments are not reasonably available, the funds may invest in short-term taxable securities that are rated Aaa or AAA, by Moody's or S&P, respectively, or issued by the U.S. government, and that have a maturity of one year or less or have a variable interest rate.

Each fund may also use various investment strategies designed to limit the risk of bond price fluctuations and to preserve capital. These hedging strate-gies include using financial futures contracts, options on financial futures, or options based on either an index of long-term tax-free securities or on debt securities whose prices, in the opinion of the funds' investment adviser, correlate with the prices of the funds' investments. The funds, however, have no present intent to use these strategies.

FUNDAMENTAL INVESTMENT POLICIES
Each fund's investment objective as well as the policies described above in "Focus on Quality Municipal Bonds" and "Risk Reduction Strategies" are funda-mental and may not be changed without the approval of a majority of the share-holders of each fund.

INVESTING IN THE FUNDS

HOW TO BUY FUND SHARES

You may open an account with $3,000 per fund share class and make additional investments at any time with as little as $50. Reinvestment of Nuveen unit trust distributions have no purchase minimums. Purchases through sponsors of fee-based programs meeting certain criteria, as described in the statement of additional information, may be eligible for lower minimums. The share price you pay will depend on when Nuveen receives your order: orders received before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) will receive that day's share price; otherwise you will re-ceive the next business day's share price.

BUYING SHARES THROUGH A FINANCIAL ADVISER
You may buy fund shares through your financial adviser, who can handle all the details for you, including establishing an account with Nuveen. Financial ad-visers can also help you review your financial needs and formulate long-term investment goals and objectives. In addition, financial advisers generally can help you develop a customized financial plan, select investments, and monitor and review your portfolio on an ongoing basis to assure your investments con-tinue to meet your needs as circumstances change.

Financial advisers are usually paid either from fund sales charges and fees or by charging you a separate fee in lieu of a sales charge for ongoing invest-ment advice and services.

                                      ---

If you do not have a financial adviser, call (800) 621-7227 and Nuveen can re-fer you to one in your area.

BUYING SHARES BY MAIL
You may also open an account and purchase shares by mail by completing the en-closed Nuveen application and mailing it along with your check (payable to the appropriate fund) to the address listed under "How to Contact Nuveen." Sales charges are not waived when you buy shares by mail.

Each fund reserves the right to reject any purchase order and waive or in-crease minimum investment requirements. The funds also reserve the right to suspend the issuance of shares at any time; any suspension, however, will not affect your ability to redeem shares.

HOW TO SELECT A PURCHASE OPTION

The funds offer you a variety of flexible options when buying shares. Whether you typically work with a financial adviser on a commission or a fee basis or prefer to work on a more self-directed basis, you can purchase shares in the way that is most suited to your individual circumstances and investment needs. Each of the four available ways to purchase fund shares is called a class of shares: Class A, Class B, Class C and Class R. While each of these classes features different sales charges, on-going fees and eligibility requirements, each entitles you to a share of the same portfolio of municipal bonds.

Selecting the class of shares which is most appropriate for you will depend on a variety of factors. You should weigh carefully whether you and your finan-cial adviser work on a commission or fee basis, the types of services that you will receive, the amount you intend to buy, how long you plan to own your in-vestment and whether or not you will reinvest dividends. If you compensate your financial adviser directly, you should consider the fees your financial adviser charges for investment advice or handling your trades in addition to any sales charges and fees imposed by the funds. Please refer to your finan-cial adviser's sales material for further information. Each class of shares is described in more detail below and under "Fund Service Providers--The Distrib-utor." Your financial adviser can explain each option and help you determine which is most appropriate for you, or you can call (800) 621-7227.

BUYING CLASS A SHARES
You may buy Class A shares at their public offering price on the day of pur-chase. The price you pay will equal the Class A NAV (net asset value) plus a sales charge based upon the amount of your purchase. Class A shares also bear a 0.20% annual service fee which compensates your financial adviser for pro-viding you with ongoing service.

The following Class A sales charges and commissions apply to all funds de-scribed in this prospectus:

CLASS A SALES CHARGES AND COMMISSIONS

-------------------------------------------------------------------------------------------
                                                                                 AUTHORIZED
                                                                                     DEALER
                                    SALES CHARGE                                 COMMISSION
                             -------------------------------------------         ----------
                              AS % OF                                               AS % OF
                               PUBLIC                    AS % OF                     PUBLIC
                             OFFERING                   YOUR NET                   OFFERING
PURCHASE AMOUNT                 PRICE                 INVESTMENT                      PRICE
-------------------------------------------------------------------------------------------
      Up to $50,000             4.20%                      4.38%                      3.70%
    $50,000-100,000              4.00                       4.18                       3.50
   $100,000-250,000              3.50                       3.63                       3.00
   $250,000-500,000              2.50                       2.56                       2.00
 $500,000-1,000,000              2.00                       2.04                       1.50
$1,000,000 and over              -(1)                          -                       -(1)

(1) Nuveen pays authorized dealers a commission equal to the sum of 1% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of any amount over $5 million. Unless the authorized dealer waived the commis-sion, you may be assessed a contingent deferred sales charge (CDSC) of 1% if you redeem any of your shares within 18 months of purchase. The CDSC is calculated on the lower of your purchase price or redemption proceeds.

Nuveen periodically undertakes sales promotion programs with authorized deal-ers and may pay them the full applicable sales charge as a commission. In ad-dition, Nuveen may provide support at its own expense to authorized dealers in connection with sales meetings, seminars, prospecting seminars and other events at which Nuveen presents its products and services. Under certain cir-cumstances, Nuveen may also make ongoing payments to authorized dealers to fa-cilitate the marketing and administration of new and existing shareholders ac-counts, including payments for advertising. The statement of additional infor-mation contains further information about these programs.

OTHER SALES CHARGE DISCOUNTS
Nuveen offers a number of programs that enable you to reduce or eliminate the sales charge on Class A shares:

Sales Charge Reductions

 . Rights of Accumulation

 . Letter of Intent

 . Group Purchase

Sales Charge Waivers

 . Nuveen Unit Trust Reinvestment

 . Purchases using Redemptions from Unrelated Funds

 . Fee-Based Programs

 . Bank Trust Departments

 . Certain Employees of Nuveen or Authorized Dealers

Please refer to the statement of additional information for detailed descrip-tions of these programs. Further information on these programs is also avail-able through your financial adviser or by calling (800) 621-7227. Your finan-cial adviser can also provide and help you prepare the necessary application forms. You or your financial adviser are responsible

                                      ---
for notifying Nuveen about your eligibility for any sales charge reduction or waiver at the time of each purchase.

The funds may modify or discontinue these programs at any time upon written notice to shareholders.

BUYING CLASS B SHARES
You may buy Class B shares at their public offering price on the day of pur-chase. The price you pay will equal the Class B NAV. There is no initial sales charge, but Class B shares bear a 0.20% annual service fee which compensates your financial adviser for providing you with ongoing service, and a 0.75% an-nual distribution fee which compensates Nuveen for paying your financial ad-viser a 4% commission at the time of purchase.

Class B shares convert automatically to Class A shares eight years after pur-chase. Class B shares will convert only if the fund is assured that the con-version does not generate tax consequences for investors, based upon the opin-ion of outside counsel or the written assurance of the IRS.

CLASS B CONTINGENT DEFERRED SALES CHARGE
If you redeem Class B shares within six years of purchase, you will be as-sessed a contingent deferred sales charge (CDSC) based upon the following schedule:

                                      DURING YEAR
---------------------------------------------------------------------------------------------------------------
             1               2               3               4               5               6              7+
---------------------------------------------------------------------------------------------------------------
CDSC         5%              4%              4%              3%              2%              1%              0%

The CDSC is calculated on the lower of your purchase price or redemption pro-ceeds.

BUYING CLASS C SHARES
You may buy Class C shares at their public offering price on the day of pur-chase. The price you pay will equal the Class C NAV. There is no initial sales charge, but Class C shares bear a 0.20% annual service fee which compensates your financial adviser for providing you with ongoing service, and a 0.55% an-nual distribution fee which compensates Nuveen for paying your financial ad-viser for the sale, including a 1% commission at the time of sale.

If you redeem your Class C shares within one year of purchase, you may be as-sessed a CDSC of 1%. The CDSC is calculated on the lower of your purchase price or redemption proceeds.

BUYING CLASS R SHARES
You may purchase Class R shares at their public offering price on the day of purchase. The price you pay will equal the Class R NAV. You may purchase Class R shares only if you are investing at least $1 million or would otherwise qualify to purchase Class A shares without a sales charge, under certain of the programs described under "Other Sales Charge Discounts" above. See the statement of additional information for more details. There are no sales charges or ongoing fees. Class R shares have lower ongoing expenses than Class A shares.

HOW TO SELL FUND SHARES

You may use one of the methods described below to redeem your shares on any day the New York Stock Exchange is open. You will receive the share price next determined after Nuveen has received your redemption request in good order. Your redemption request must be received before the close of trading of the New York Stock Exchange (normally 4 p.m. Eastern time) for you to receive that day's price. The funds do not charge any redemption fees, although you will be assessed a CDSC where applicable.

SELLING SHARES THROUGH YOUR FINANCIAL ADVISER
You may sell fund shares by contacting your financial adviser who can provide and help you prepare all the necessary documentation. Your financial adviser may charge you for this service.

SELLING SHARES BY TELEPHONE
Unless you have declined telephone redemption privileges, you may sell fund shares by calling (800) 621-7227. Your redemption must not exceed $50,000 and you may not redeem by telephone shares held in certificate form. Checks will be issued only to the shareholder on record and mailed to the address on rec-ord. If you have established electronic funds transfer privileges on your ac-count, you may have redemption proceeds transferred electronically to your bank account; if you are redeeming $1,000 or more, you may expedite your re-quest by having your redemption proceeds wired directly into your bank ac-count. See "Fund Direct--Electronic Funds Transfer" below.

Nuveen, the transfer agent or the fund will be liable for losses resulting from unauthorized telephone redemptions only if they do not follow reasonable procedures designed to verify the identity of the caller. You should immedi-ately verify your trade confirmations when you receive them.

SELLING SHARES BY MAIL
You may sell fund shares by mail by sending a written request to Nuveen at the address listed below under "How to Contact Nuveen." Your request must include the following information:

 . The fund's name;

 . Your name and account number;

 . The dollar or share amount you wish to redeem;

 . The signature of each owner exactly as it appears on the account;

 . The name of the person you want your redemption proceeds paid to, if other than to the shareholder of record;

 . The address you want your redemption proceeds sent to, if other than to the address of record;

 . Any certificates you have for the shares; and

 . Any required signature guarantees.

                                      ---

Signatures must be guaranteed if you are redeeming more than $50,000, you want the check payable to someone other than the shareholder on record, or you want the check sent to another address (or the address on record has been changed within the last 60 days). Signature guarantees must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by the fund. A notary public cannot provide a signature guarantee.

Unless other arrangements are made, checks will be sent to your address on record. Checks will normally be mailed within one business day, but in no event more than seven days from receipt of your redemption request. If any shares were purchased less than 15 days prior to your request, the fund will not mail your redemption proceeds until the check for your purchase has cleared, which may take up to 15 days.

Each fund may suspend redemptions or delay payment on redemptions for more than seven days (three days for street name accounts) in certain extraordinary circumstances as described in the statement of additional information.

OPERATION OF THE CDSC
When you redeem Class A, Class B, or Class C shares subject to a CDSC, the fund will first redeem any shares that are not subject to a CDSC or that rep-resent an increase in the value of your fund account due to capital apprecia-tion, and then redeem the shares you have owned for the longest period of time, unless you ask the fund to redeem your shares in a different order. No CDSC is imposed on shares you buy through the reinvestment of dividends and capital gains. The holding period is calculated on a monthly basis and begins on the first day of the month in which you buy shares. When you redeem shares subject to a CDSC, the CDSC is calculated on the lower of your purchase price or redemption proceeds, deducted from your redemption proceeds, and paid to Nuveen. The CDSC may be waived under certain special circumstances as de-scribed in the statement of additional information.

ACCOUNT MINIMUMS
From time to time, the funds may establish minimum account size requirements. The funds reserve the right to liquidate your account upon 30 days written no-tice if the value of your account falls below an established minimum. The funds presently have set a minimum balance of $100 unless you have an active unit trust reinvestment account. You will not be assessed a CDSC on an invol-untary redemption.

EXCHANGING SHARES

You may exchange fund shares at any time for the same class of shares in an-other Nuveen mutual fund that is available within your state. You may exchange fund shares by calling (800) 621-7227 or by mailing your written request to Nuveen at the address listed under "How to Contact Nuveen."

You must have owned your fund shares for at least 15 days and your exchange must meet the minimum purchase requirements of the fund into which you are ex-changing. No CDSC will be assessed on an exchange, and the holding period of your investment will be carried over to the new fund for purposes of determin-ing any future CDSC. You may not exchange Class B shares for shares of a Nuveen money market fund.

Because an exchange is treated for tax purposes as the concurrent sale and purchase of fund shares, you should consult your tax adviser about the tax consequences of any contemplated exchange. Each fund reserves the right to limit or terminate exchange privileges if it believes doing so is in the best interests of fund shareholders.

RESTRICTIONS ON MARKET TIMING
The exchange privilege is not intended to permit you to use a fund for short-term trading. Excessive exchange activity may interfere with portfolio manage-ment, raise fund operating expenses or otherwise have an adverse effect on fund shareholders. In order to limit excessive exchange activity and in other circumstances where the funds' investment adviser believes doing so would be in the best interests of the fund, each fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges, or reject any exchange. You will be notified in the event this happens to the ex-tent required by law.

OPTIONAL FEATURES AND SERVICES

SYSTEMATIC INVESTMENT

Once you have opened an account, you may make regular investments of $50 or more a month through automatic deductions from your bank account, or directly from your paycheck. To invest regularly from your bank account, (see "Fund Di-rect--Electronic Funds Transfer" below), simply complete the appropriate sec-tion of the account application. To invest regularly from your paycheck, call Nuveen for a Payroll Direct Deposit Enrollment form. If you need additional copies of these forms, or would like assistance completing them, contact your financial adviser or call Nuveen toll-free at (800) 621-7227.

One of the benefits of systematic investing is "dollar cost averaging." Be-cause you are making fixed payments, you buy fewer shares when the price is high, and more when the price is low. As a result, the average price you pay will be less than the average share price of fund shares over this period. Dollar cost averaging does not assure profits or protect against losses in a steadily declining market. Since dollar cost averaging involves continuous in-vestment regardless of fluctuating price levels, you should consider your fi-nancial ability to continue investing in declining as well as rising markets before deciding to invest in this way.

Systematic investing may also make you eligible for reduced sales charges on shares of the fund as well as other Nuveen mutual funds (see "Other Sales Charge Discounts").

THE POWER OF SYSTEMATIC INVESTING
The chart below illustrates the benefits of systematic investing based on a $3,000 initial investment and subsequent

                                     ----
monthly investments of $100 over 20 years. The example assumes you earn a re-turn of 4%, 5% or 6% annually on your investment and that you reinvest all dividends. These annual returns do not reflect past or projected fund perfor-mance.

THE POWER OF SYSTEMATIC INVESTING

[LINE GRAPH APPEARS HERE]

SYSTEMATIC WITHDRAWALS
If the value of your fund account is at least $10,000, you may request to have $50 or more withdrawn automatically from your account. You may elect to re-ceive payments monthly, quarterly, semi-annually or annually and may choose to receive a check, have the monies transferred directly into your bank account (see "Fund Direct--Electronic Funds Transfer") below), paid to a third party or sent payable to you at an address other than your address of record. You must complete the appropriate section of the account application or Account Update Form to participate in the fund's systematic withdrawal plan.

You should not establish systematic withdrawals if you intend to make concur-rent purchases of Class A, B or C shares because you may unnecessarily pay a sales charge or CDSC on these purchases.

REINSTATEMENT PRIVILEGE
If you redeem fund shares, you may reinvest all or part of your redemption proceeds in shares of the same class up to one year later without incurring any applicable sales charges, and your prior holding period will be reinstat-ed. You may exercise this privilege only once per redemption request.

If you paid a CDSC, your CDSC will be refunded and your holding period rein-stated. You should consult your tax adviser about the tax consequences of ex-ercising your reinstatement privilege.

FUND DIRECT--ELECTRONIC FUNDS TRANSFER
You may arrange to transfer funds electronically between your bank account and your fund account by completing the appropriate section of the account appli-cation or the Account Update Form. If your need additional copies of these forms, or would like assistance completing them, contact your financial ad-viser or call Nuveen at (800) 621-7227. You may use Fund Direct to quickly and conveniently purchase or sell shares by telephone, systematically invest or withdraw funds, or send dividend payments directly to your bank account.

In addition, if you have established electronic funds transfer privileges on your account, you may request that redemption proceeds of $1,000 or more be sent by Federal Reserve wire directly into your bank account. While you will generally receive your redemption proceeds more quickly than a regular tele-phone redemption via Fund Direct, the fund may charge you a fee for this expe-dited service.

DIVIDENDS AND TAXES

HOW THE FUNDS PAY DIVIDENDS

The funds pay tax-free dividends monthly and any taxable capital gains or other distributions once a year in December. The funds declare dividends on or about the ninth of each month and generally pay dividends on the first busi-ness day of the following month.

PAYMENT AND REINVESTMENT OPTIONS
The funds automatically reinvest your dividends each month in additional fund shares of the same share class unless you request otherwise. You may request to have your dividends paid to you by check, deposited directly into your bank account, paid to a third party, sent to an address other than your address of record or reinvested in shares of the same share class of another Nuveen mu-tual fund. If you wish to do so, complete the appropriate section of the ac-count application, contact your financial adviser or call Nuveen at (800) 621-7227.

CALCULATION OF FUND DIVIDENDS
Each fund pays dividends based upon its past and projected net income in order to distribute substantially all of its net income each fiscal year.

In order to maintain a more stable monthly dividend, each fund may sometimes distribute less or more than the amount of net income earned in a particular period as a result of fluctuations in a fund's net income. Undistributed net income is included in the fund's share price; similarly, distributions from previously undistributed net income reduce the fund's share price. This divi-dend policy is not expected to affect the management of a fund's portfolio.

Dividends for Class A, B, C and R shares are determined in the same manner and at the same time. Dividends per share will vary based on which class of fund shares you own, reflecting the different ongoing fees and other expenses of each class.

TAXES AND TAX REPORTING

The discussion below and the statement of additional information provides gen-eral tax information related to an investment in fund shares. Because tax laws are complex and often

                                     ----
change, you should consult your tax adviser about the tax consequences of a specific fund investment.

Each fund primarily invests in municipal bonds from a specific state or in mu-nicipal bonds whose income is otherwise exempt from regular federal, state and local income taxes. Consequently, the regular monthly dividends you receive will be exempt from regular federal, state and, in some cases, local income taxes. All or a portion of these dividends, however, may be subject to the federal alternative minimum tax (AMT).

Although the funds do not seek to realize taxable income or capital gains, the funds may realize and distribute taxable income or capital gains from time to time as a result of each fund's normal investment activities. Each fund will distribute in December any taxable income or capital gains realized over the preceding year. Net short-term gains are taxable as ordinary income. Net long-term capital gains are taxable as long-term capital gains regardless of how long you have owned your investment. Taxable dividends do not qualify for a dividends received deduction if you are a corporate shareholder.

Each year, you will receive a year-end statement that describes the tax status of dividends paid to you during the preceding year, including the source of its investment income by state and the portion of its income that is subject to AMT. You will receive this statement from the firm where you purchased your fund shares if you hold your investment in street name; Nuveen will send you this statement if you hold your shares in registered form.

The tax status of your dividends is not affected by whether you reinvest your dividends or receive them in cash.

BUYING OR SELLING SHARES CLOSE TO A RECORD DATE
If you purchase fund shares shortly before the record date for a taxable divi-dend, the entire dividend you receive may be taxable to you even though a por-tion of the dividend effectively represents a return of your purchase price. This is commonly known as "buying a dividend." Similarly, if you sell or ex-change fund shares shortly before the record date for a tax-exempt dividend, a portion of the price you receive may be treated as a taxable capital gain even though it reflects tax-free income earned but not yet distributed by the fund.

REDEEMING SHARES HELD LESS THAN SIX MONTHS
If you sell or exchange shares that you have owned for less than six months and you recognized a short-term capital loss when you redeemed your shares, the loss you can claim will be reduced by the amount of tax-free dividends paid to you on those shares. Any remaining short-term capital loss will be treated as long-term capital loss to the extent you also received capital gain dividends on those shares. You should consult your tax adviser for complete information about these rules. Please consider the tax consequences carefully when contemplating a redemption.

OTHER IMPORTANT TAX INFORMATION
In order to avoid corporate taxation of its earnings and to pay tax-free divi-dends, each fund must meet certain I.R.S. requirements that govern the fund's sources of income, diversification of assets and distribution of earnings to shareholders. Each fund has met these requirements in the past and intends to do so in the future. If a fund failed to do so, the fund would be required to pay corporate taxes on its earnings and all your distributions would be tax-able as ordinary income.

A fund may be required to withhold 31% of certain of your dividends if you have not provided the fund with your correct taxpayer identification number (normally your social security number), or if you are otherwise subject to back-up withholding.

If you receive social security benefits, you should be aware that tax-free in-come is taken into account in calculating the amount of these benefits that may be subject to federal income tax.

If you borrow money to buy fund shares, you may not deduct the interest on that loan. Under I.R.S. rules, fund shares may be treated as having been bought with borrowed money even if the purchase cannot be traced directly to borrowed money.

If you are subject to the alternative minimum tax, a portion of your regular monthly dividends may be taxable.

TAXABLE EQUIVALENT YIELDS

The taxable equivalent yield is the current yield you would need to earn on a taxable investment in order to equal a stated tax-free yield on a municipal investment. To assist you to more easily compare municipal investments like the funds with taxable alternative investments, the table below presents the taxable equivalent yields for a range of hypothetical tax-free yields and tax rates:

TAXABLE EQUIVALENT OF TAX-FREE YIELDS
                                Tax-Free Yield

TAX RATE         4.00%               4.50%               5.00%                5.50%                6.00%
--------------------------------------------------------------------------------------------------------
28.0%            5.56%               6.25%               6.94%                7.64%                8.33%
31.0%            5.80%               6.52%               7.25%                7.97%                8.70%
36.0%            6.25%               7.03%               7.81%                8.59%                9.37%
39.6%            6.62%               7.45%               8.28%                9.11%                9.93%

The yields and tax rates shown above are hypothetical and do not predict your actual returns or effective tax rate. For more detailed information, see the statement of additional information or consult your tax adviser.

                                      ---

GENERAL INFORMATION

HOW TO CONTACT NUVEEN

GENERAL INFORMATION
If you would like general information about Nuveen Mutual Funds or any other Nuveen product, call (800) 621-7227 between 7:30 a.m. and 7:00 p.m. Central time.

PURCHASES, REDEMPTIONS AND OTHER TRANSACTIONS
If you are calling to purchase or redeem shares, request an exchange or con-duct other account transactions, call (800) 621-7227 between 7:30 a.m. and 7:00 p.m. Central time. If you are sending a written request to Nuveen, you should mail your request to the following address:

Nuveen Mutual Funds
P.O. Box 5330
Denver, CO 80217-5330

When purchasing fund shares by mail, please be sure to include a check made out to the name of the Fund and mark clearly on your check which class of shares you are purchasing. If you do not specify which class of shares you are purchasing, Nuveen will assume you are buying Class A shares if you are open-ing a new account; if you are adding to an existing account, Nuveen will as-sume you wish to buy more shares of the class you already own.

FUND SERVICE PROVIDERS

INVESTMENT ADVISER
Nuveen Advisory Corp. ("Nuveen Advisory") serves as the investment adviser to the funds and in this capacity is responsible for the selection and on-going monitoring of the municipal bonds in each fund's investment portfolio. Nuveen Advisory serves as investment adviser to investment portfolios with more than $35 billion in municipal assets under management. The funds' Board of Trustees oversees the activities of Nuveen Advisory, which also include managing the funds' business affairs and providing certain clerical, bookkeeping and other administrative services. Established in 1976, Nuveen Advisory is a wholly-owned subsidiary of John Nuveen & Co. Incorporated, which itself is approxi-mately 78% owned by the St. Paul Companies, Inc. Effective December 31, 1996, The John Nuveen Company acquired Flagship Resources, Inc., and as part of that acquisition, Flagship Financial, the adviser to the Flagship Funds, was merged with Nuveen Advisory.

For providing these services, Nuveen Advisory is paid an annual management fee according to the following schedule:

MANAGEMENT FEES

------------------------------------------------------------------------------
AVERAGE DAILY NET ASSET VALUE                                   MANAGEMENT FEE
------------------------------------------------------------------------------
For the first $125 million                                             0.5500%
For the next $125 million                                              0.5375%
For the next $250 million                                              0.5250%
For the next $500 million                                              0.5125%
For the next $1 billion                                                0.5000%
For assets over $2 billion                                             0.4750%

For more information about fees and expenses, see the fund operating expense tables in the Fund Summaries.

PORTFOLIO MANAGERS
Overall investment management strategy and operating policies for the funds are set by the Investment Policy Committee of Nuveen Advisory. The Investment Policy Committee is comprised of the principal executive officers and portfo-lio managers of Nuveen Advisory and meets regularly to review economic condi-tions, the outlook for the financial markets in general and the status of the municipal markets in particular. Day-to-day operation of each fund and the ex-ecution of its specific investment strategies is the responsibility of the designated portfolio manager described below.

Jan Terbruggen is the portfolio manager for the Arizona, Colorado, and New Mexico Funds. Mr. Terbruggen has managed the funds since 1992 and since 1992 had been a Vice President of Flagship Financial Inc., the funds' prior invest-ment adviser, until becoming a Vice President of Nuveen Advisory upon the ac-quisition of Flagship Resources Inc. by The John Nuveen Company in January 1997.

THE DISTRIBUTOR
John Nuveen and Co. Incorporated serves as the selling agent and distributor of the funds' shares. In this capacity, Nuveen manages the offering of the funds' shares and is responsible for all sales and promotional activities. In order to reimburse Nuveen for its costs in connection with these activities, including compensation paid to authorized dealers, each fund has adopted a distribution and service plan under Rule 12b-1 of the Investment Company Act of 1940.

The plan authorizes each fund to pay Nuveen an annual 0.20% service fee on the average daily net assets of Class A, B and C shares outstanding and annual distribution fees of 0.75% and 0.55%, respectively, on the average daily net assets of Class B and C shares outstanding. In order to help compensate Nuveen for the sales commission paid to financial advisers at the time of sale on sales of Class B and Class C shares, Nuveen retains the first year's service fee on sales of Class B shares and all Class B distribution fees, and retains the first year's service and distribution fees on sales of Class C shares. Otherwise, Nuveen pays these fees to the broker of record. The statement of additional information contains a detailed description of the plan and its provisions.

                                      ---

TRANSFER AGENT
Each fund has appointed a transfer agent which is responsible for distributing dividend payments and providing certain bookkeeping, data processing and other administrative services in connection with the maintenance of shareholder ac-counts. Boston Financial, P.O. Box 8509, Boston, MA 02266-8509, currently serves as transfer agent for each fund.

HOW THE FUNDS REPORT PERFORMANCE

Each fund may quote its yield and total return in reports to shareholders, sales literature and advertisements. The funds may also compare their invest-ment results to various passive indices or other mutual funds with similar in-vestment objectives. Comparative performance information may include data from Lipper Analytical Services, Inc., Morningstar, Inc. and other industry publi-cations. See the statement of additional information for a more detailed dis-cussion.

You may find more information about each fund's performance in its annual re-port. Call Nuveen at (800) 621-7227 for a free copy.

HOW FUND SHARES ARE PRICED

The share price for each class of fund shares, also called its net asset value
(NAV), is calculated every business day as of the close of regular trading on the New York Stock Exchange (normally 4 p.m. Eastern time). The net asset value for a class of fund shares is computed by calculating the total value of the class' portion of the fund's portfolio investments and other assets, sub-tracting any liabilities or other debts, and dividing by the total number of its shares outstanding.

The prices of municipal bonds in each fund's investment portfolio are provided by a pricing service approved and supervised by the fund's Board of Trustees. When price quotes are not readily available (which is usually the case for mu-nicipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions.

ORGANIZATION

The Trust is an open-end investment company under the Investment Company Act of 1940, consisting of multiple funds. The shares of each fund are divided into classes. Each class of shares represents an interest in the same portfo-lio of investments and the shares of each class have equal rights as to vot-ing, redemption, dividends and liquidation. However, each class bears differ-ent sales charges and service fees.

Class C shares of the former Nuveen Arizona Fund purchased before February 1, 1997 convert to Class A shares six years after purchase, but only if you re-quest conversion. You must submit your request to the transfer agent no later than the last business day of the 71st month following the month in which you purchased your shares.

The funds are not required to and do not intend to hold annual meetings. Shareholders owning ten percent or more of a fund's outstanding shares may call a special meeting for any purpose, including to elect or remove trustees or to change fundamental policies.

The Arizona Fund was formed as a result of a merger between existing Nuveen and Flagship funds. The performance and the financial information of the fund reflects that of the predecessor Flagship fund.

                                      ---

 APPENDIX

SPECIAL STATE CONSIDERATIONS


Because the funds primarily purchase municipal bonds from a specific state, each fund also bears investment risk from economic, political or regulatory changes that could adversely affect municipal bond issuers in that state and therefore the value of the fund's investment portfolio. The following discus-sion of special state considerations was obtained from official offering statements of these issuers and has not been independently verified by the funds. The discussion includes general state tax information related to an in-vestment in fund shares. Because tax laws are complex and often change, you should consult your tax adviser about the state tax consequences of a specific fund investment. See the statement of additional information for further in-formation.

ARIZONA
Arizona's economy is primarily based on services, tourism and high-tech manu-facturing. However, the military, agriculture, and mining of primary metals still play a role. The State has experienced phenomenal economic and popula-tion growth in the recent past due to an influx of businesses attracted by the State's high quality of life, educated workforce, and friendly business envi-ronment. Over the last five years, the State has ranked second in the nation in job growth with more than a 30 percent increase and some 380,000 jobs cre-ated. The State's leading economic indicators hit an all-time high in April, suggesting that the State's economic growth may continue in the near term. However, signs of slowing job growth have surfaced.

The statewide unemployment rate was 4.7 percent, slightly below the U.S. rate of 4.8 percent, at the end of May 1997. Per capita income grew at a rate of
7.5 percent in 1996 to approximately $21,953.

Arizona maintained a healthy general fund balance for fiscal 1996 of 11.2 per-cent of general fund revenues despite the previous income tax cuts. In fact, in 1996 income tax revenues rose 1.5 percent from fiscal 1995. The State does not issue general obligation bonds but relies on capital outlays, revenue bonds and other methods to finance projects. Each project is individually rated for its independent creditworthiness.

Tax Treatment.
The Arizona Fund's regular monthly dividends will not be subject to the Ari-zona individual income tax to the extent they are paid out of income earned on Arizona municipal bonds or U.S. government securities. You will be subject to Arizona personal income tax, however, to the extent the Arizona Fund distrib-utes any taxable income or realized capital gains, or if you sell or exchange Arizona Fund shares and realize a capital gain on the transaction.

The treatment of corporate shareholders of the Arizona Fund is similar to that described above.

COLORADO
Colorado's trade and service sectors represent over half of non-agricultural employment in the State's economy and have expanded in the past years. Manu-facturing employment is comparatively small and continues to shrink due to the concentration in defense production. The State's economic activity tends to mimic that of the nation as a whole.

Colorado's unemployment rate was a very low 3.9% in June 1997, below the na-tional average of 5.0%. Monthly job growth averaged 2.67% from January to June of 1997. Per capita income grew 4.7% to $25,084 in 1996.

1996 general fund revenues were $4.3 billion against expenditures of $4.4 bil-lion. 1997 projected revenues are $4.6 billion. There is no outstanding gen-eral obligation debt, but outstanding lease obligations are rated A1 by Moody's and A+ by Standard & Poor's.

Tax Treatment.
The Colorado Fund's regular monthly dividends will not be subject to Colorado personal income taxes to the extent they are paid out of income earned on Col-orado municipal bonds or U.S. government securities. You will be subject to Colorado personal income taxes, however, to the extent the Colorado fund dis-tributes any taxable income, or if you sell or exchange Colorado Fund shares and realize a capital gain on the transaction.

The treatment of corporate shareholders of the Colorado Fund is similar to that described above.

NEW MEXICO
New Mexico's major industries include energy resources, tourism, services, crafts, agribusiness, manufacturing and mining. The economy also benefits from the employment and technology base supplied by federal government scientific research facilities at Los Alamos, Albuquerque and White Sands. Tourism should continue given the large number of state and federal park lands in the State. Finally, crop and livestock production remains diverse and will also remain a major part of the economy.

New Mexico's unemployment rate fell from 7.2% in August of 1996 to 6.5% in June of 1997, surpassing the national averages of 5.1% and 5.0%. At the same time, per capital income rose 3.4% in 1996 to reach $18,770.

1996 audited general fund revenues were $4.3 billion against expenditures of $4.2 billion. As of February 3, 1997, Moody's gives the State's general obli-gation debt an Aa1 rating while Standard & Poor's gives it an AA+.

Tax Treatment.
The New Mexico Fund's regular monthly dividends will not be subject to the New Mexico personal income tax to the extent they are paid out of income earned on New Mexico municipal obligations or U.S. government securities. You will be subject to New Mexico personal income tax, however, to the extent the New Mex-ico Fund distributes any taxable income or realized capital gains, or if you sell or exchange New Mexico Fund shares and realize a capital gain on the transaction.

The treatment of corporate shareholders of the New Mexico Fund is similar to that described above.

                                      ---

Nuveen Family of Mutual Funds

Nuveen offers a variety of funds designed to help you reach your financial goals. The funds below are grouped by investment objectives.

GROWTH AND INCOME FUNDS
Growth and Income Stock Fund
Balanced Stock and Bond Fund
Balanced Municipal and Stock Fund


MUNICIPAL BOND FUNDS

National Funds

Long-term

Insured Long-term

Intermediate-term

Limited-term


State Funds

Alabama             Kentucky/3/            New York/1/

Arizona             Louisiana              North Carolina

California/1/       Maryland               Ohio

Colorado            Massachusetts/1/       Pennsylvania

Connecticut         Michigan               South Carolina

Florida/2/          Missouri               Tennessee

Georgia             New Jersey/2/          Virginia

Kansas              New Mexico             Wisconsin

1.  Long-term and insured limited-term portfolios.
2.  Long-term and intermediate-term portfolios.
3.  Long-term and limited-term portfolios.


Nuveen Family of Municipal Bond Funds

           [MAP APPEARS HERE]



NUVEEN
John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286

(800) 621-7227
www.nuveen.com

NUVEEN
Municipal
Bond Funds


September 12, 1997

Prospectus

Dependable, tax-free income                     [PHOTO APPEARS HERE]
to help you keep more of
what you earn.




Florida

Investing in Nuveen Mutual Funds


Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today, we offer a range of equity and fixed-income mutual funds designed to suit the unique circumstances and financial planning needs of mature investors. More than 1.3 million investors have entrusted Nuveen to help them maintain the lifestyle they currently enjoy.

Value investing -- purchasing quality securities that represent good relative value -- is the cornerstone of Nuveen's investment philosophy. It is a disciplined, long-term strategy that offers the potential for above average returns over time with moderated risk. Successful value investing begins with in-depth research and a discerning eye for marketplace opportunity. Our team of investment professionals is backed by the discipline, resources and expertise of Nuveen's almost a century of investment experience, including one of the most recognized research departments in the industry.

This prospectus describes in detail the investment objectives, policies and risks of certain Nuveen municipal bond funds. We invite you to discuss the contents with your financial adviser, or you may call us at 800-621-7227 for additional information.

                    Nuveen Flagship Florida Municipal Bond Fund
                    Nuveen Flagship Florida Intermediate Municipal Bond Fund

                    SEPTEMBER 12, 1997

                    PROSPECTUS

                    OVERVIEW

                    The funds listed above are part of the Nuveen Flagship Multistate Trust I, an open-end investment company. Each fund seeks to provide high double or triple tax-free income and preservation of capital through in-vestments in diversified portfolios of quality munici-pal bonds whose income is exempt from regular federal, state and, in some cases, local income or intangibles taxes.

                    Each fund offers a set of flexible purchase options which permit you to purchase fund shares in the way that is best suited to your individual circumstances and investment needs. For detailed information about these flexible purchase options, please refer to "How to Select a Purchase Option" later in this prospectus.

                    This prospectus contains important information you should know before investing. Please read it carefully and keep it for future reference. You can find more detailed information about each fund in the statement of additional information which is part of this pro-spectus by reference. For a free copy, write to Nuveen or call (800) 621-7227.

                    SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY OTHER U.S. GOVERNMENT AGENCY. SHARES OF THE FUNDS INVOLVE INVESTMENT RISKS, INCLUD-ING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVEST-ED.

                    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EX-CHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPEC-TUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                    CONTENTS

                     1 OVERVIEW                      DIVIDENDS AND TAXES

                     2 FUND SUMMARIES AND         11 How the Funds Pay Divi-
                       FINANCIAL HIGHLIGHTS          dends

                        FUND STRATEGIES           12 Taxes and Tax Reporting

                      6 Investment Objective      12 Taxable Equivalent Yields

                      6 How the Funds Select         GENERAL INFORMATION
                        Investments
                                                  13 How to Contact Nuveen
                      7 Risk Reduction Strategies
                                                  13 Fund Service Providers
                        INVESTING IN THE FUNDS
                                                  14 How the Funds Report Per-
                      7 How to Buy Fund Shares       formance

                      8 How to Select a Purchase  14 How Fund Shares are Priced
                        Option
                                                  14 Organization
                      9 How to Sell Fund Shares
                                                     APPENDIX
                     10 Exchanging Shares
                                                  15 Special State Considera-
                     10 Optional Features and        tions
                        Services

                                      ---

NUVEEN FLAGSHIP FLORIDA MUNICIPAL BOND FUND

                  PERFORMANCE INFORMATION AS OF 5/31/97

INCEPTION:June 15, 1990

NET ASSETS: $357.1 million
TOTAL RETURN (ANNUALIZED)

--------------------------------------------------------------------------------------------
                     CLASS A         CLASS A
               (OFFER PRICE)            (NAV)        CLASS B         CLASS C         CLASS R
--------------------------------------------------------------------------------------------
1 Year                 3.07%           7.59%           7.02%           7.00%           7.66%
5 Years                5.75%           6.66%           6.08%           6.08%           6.67%
Inception              6.97%           7.63%           7.04%           7.04%           7.64%

Class A total returns reflect actual performance for all periods; Classes B, C and R total returns reflect actual performance for periods since class incep-tion (see "Financial Highlights" for dates), and Class A performance for peri-ods prior to class inception, adjusted for the differences in sales charges and (in the case of Classes B and C) fees between the classes. Class B total returns assume an ongoing investment and do not reflect the imposition of the CDSC; your returns for the 1 year and 5 year periods would be lower if you re-deemed at the end of those periods. See Overview of Fund Operating Expenses and Shareholder Transaction Expenses.

The fund assumes investment risk in pursuit of its investment objective, chiefly in the form of interest rate risk and credit risk. The fund limits this risk by purchasing only certain types and maturities of municipal bonds and by diversifying its investment portfolio geographically and by industry. See Risk Reduction Strategies for further information.

MATURITY (YEARS)

[BAR GRAPH APPEARS HERE]

Average Maturity            21.2
Average Modified Duration    8.2


CREDIT QUALITY

[PIE CHART APPEARS HERE]

BBB/NR             (15%)
A                  (10%)
AA                 (10%)
AAA/Pre-refunded   (65%)


INDUSTRY DIVERSIFICATION (TOP 5)

[PIE CHART APPEARS HERE]

Escrowed Bonds         (10%)
General Obligations     (9%)
Pollution Control      (11%)
Housing Facilities     (15%)
Hospitals              (23%)
Other                  (32%)


                    EXPENSE INFORMATION AS OF 5/31/97

SHAREHOLDER TRANSACTION EXPENSES
-------------------------------------------------------------------------------
(Maximum, as % of Offering Price)

                                                         CLASS A CLASS B CLASS C CLASS R
----------------------------------------------------------------------------------------
Sales Charge on Purchases                               4.20%(1)       -       -       -
Sales Charge on Reinvested Dividends                           -       -       -       -
Contingent Deferred Sales Charge (CDSC) on Redemptions     - (1)   5%(2)   1%(3)       -

OVERVIEW OF FUND OPERATING EXPENSES (4)
-------------------------------------------------------------------------------
(Annual, as % of Average Net Assets)

                        CLASS A               CLASS B               CLASS C               CLASS R
-------------------------------------------------------------------------------------------------
Management Fees           0.54%                 0.54%                 0.54%                 0.54%
12b-1 Fees                0.20%                 0.95%                 0.75%                     -
Other                     0.10%                 0.10%                 0.10%                 0.10%
-------------------------------------------------------------------------------------------------
 Total (Gross)            0.84%                 1.59%                 1.39%                 0.64%
Waivers/
Reimbursements                -                     -                     -                     -
-------------------------------------------------------------------------------------------------
 Total (Net)              0.84%                 1.59%                 1.39%                 0.64%

SUMMARY OF SHAREHOLDER EXPENSES (5)
-------------------------------------------------------------------------------
The example illustrates the expenses on a hypothetical $1,000 investment in the fund based on the Total Expenses shown at left, an assumed annual total return of 5% and reinvestment of all dividends.

HOLDING PERIOD         CLASS A               CLASS B               CLASS C               CLASS R
------------------------------------------------------------------------------------------------
1 Year                     $50                   $56                   $14                    $7
3 Years                    $68                   $82                   $44                   $20
5 Years                    $87                   $98                   $76                   $36
10 Years                  $141                  $169                  $167                   $80

                                      ---

                             FINANCIAL HIGHLIGHTS

The financial highlights below are excerpted from the fund's latest annual re-port which has been audited by Deloitte & Touche LLP, the fund's independent auditors. You may find more information about the fund's performance in its annual report. For a free copy of the fund's latest annual and/or semi-annual reports, write to Nuveen or call (800) 621-7227. Information for the years be-ginning prior to February 1, 1997 reflects the financial highlights of the Flagship Florida Double Tax Exempt Fund.

CLASS
(INCEPTION                OPERATING PERFORMANCE      LESS DISTRIBUTIONS
DATE)                     ----------------------  -------------------------
                                             NET
                                        REALIZED
                      NET                    AND   DIVIDENDS                   NET    TOTAL
FLORIDA++           ASSET             UNREALIZED   FROM TAX-                 ASSET   RETURN
                    VALUE        NET GAIN (LOSS)  EXEMPT NET  DISTRIBUTIONS  VALUE   ON NET
YEAR ENDING     BEGINNING INVESTMENT        FROM  INVESTMENT   FROM CAPITAL END OF    ASSET
MAY 31,         OF PERIOD  INCOME(b) INVESTMENTS      INCOME          GAINS PERIOD VALUE(a)
--------------------------------------------------------------------------------------------
CLASS A (6/90)
1997               $10.39       $ 56       $ .21      $ (.56)         $  -  $10.60     7.59%
1996                10.63        .57        (.24)       (.57)            -   10.39     3.14
1995                10.38        .58         .26        (.59)            -   10.63     8.43
1994                10.76        .60        (.38)       (.60)            -   10.38     2.00
1993                10.18        .63         .61        (.64)         (.02)  10.76    12.49
1992                 9.87        .66         .33        (.67)         (.01)  10.18    10.32
1991(c)              9.58        .64         .29        (.64)            -    9.87     9.81+
CLASS B (2/97)
1997(C)             10.59        .16         .02        (.16)            -   10.61     1.70
CLASS C (9/95)
1997                10.39        .50         .21        (.50)            -   10.60     7.00
1996(c)             10.65        .35        (.26)       (.35)            -   10.39     1.30+
CLASS R (2/97)
1997(C)             10.59        .19         .01        (.19)            -   10.60     1.93
--------------------------------------------------------------------------------------------
CLASS
(INCEPTION                RATIOS/SUPPLEMENTAL DATA
DATE)           ------------------------------------------------
                                               RATIO
                                              OF NET
                                RATIO OF  INVESTMENT
                                EXPENSES   INCOME TO
                              TO AVERAGE     AVERAGE
FLORIDA++          NET ASSETS NET ASSETS  NET ASSETS
                END OF PERIOD      AFTER       AFTER  PORTFOLIO
YEAR ENDING               (IN REIMBURSE-  REIMBURSE-   TURNOVER
MAY 31,            THOUSANDS)    MENT(b)     MENT(b)       RATE
--------------------------------------------------------------------------------------------
CLASS A (6/90)
1997                 $296,970        .82%       5.34%        54%
1996                  318,456        .83        5.36         94
1995                  341,374        .73        5.71         53
1994                  372,082        .58        5.51         32
1993                  369,123        .45        6.01         23
1992                  276,811        .26        6.59         50
1991(c)               136,509        .19+       6.86+       152
CLASS B (2/97)
1997(C)                   785       1.58+       4.52+        54
CLASS C (9/95)
1997                    5,130       1.35        4.75         54
1996(c)                 1,175       1.38+       4.59+        94
CLASS R (2/97)
1997(C)                54,247        .64+       5.55+        54
--------------------------------------------------------------------------------------------

+ Annualized.
++ Information included prior to the year ending May 31, 1997, reflects the financial highlights of Flagship Florida.
(a) Total returns are calculated on net asset value without any sales charge.
(b) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory or its predecessor Flagship Financial.
(c) From commencement of class operations as noted.


NOTES:
(1) The Class A sales charge may be reduced or waived based on the amount of purchase or for certain eligible categories of investors. A CDSC of 1% is imposed on redemptions of certain purchases of $1 million or more within 18 months of purchase. See "How to Select a Purchase Option."
(2) CDSC declines to 0% at the end of six years.
(3) Imposed only on redemptions within 12 months of purchase.
(4) Effective February 1, 1997, the fund reduced the service fee on Class A and C shares from 0.25% to 0.20% and reduced the distribution fee on Class C shares from 0.75% to 0.55%. Long-term holders of Class B and C shares may pay more in distribution fees and CDSCs than the maximum initial sales charge permitted under National Association of Securities Dealers (NASD) Rules of Fair Practice. The waiver/reimbursement levels shown reflect Nuveen's current undertaking, made in connection with its acquisition of Flagship Resources as described in "Fund Service Providers--Investment Ad-viser," to continue Flagship's general dividend-setting practices.
(5) The expenses shown assume that you redeem your shares at the end of each holding period. Class B shares convert to Class A shares after eight years. If instead you redeemed your shares prior to the end of each stated period, your expenses might be higher. If you did not redeem Class B shares at the end of each holding period, your expenses would have been $16 for the one year period, $50 for the three year period, $87 for the five year period, and $169 for the ten year period. This example does not represent past or future expenses; actual expenses may be higher or lower.

                                      ---

NUVEEN FLAGSHIP FLORIDA INTERMEDIATE MUNICIPAL BOND FUND

                  PERFORMANCE INFORMATION AS OF 5/31/97

INCEPTION: February 1, 1994

NET ASSETS: $16.2 million
TOTAL RETURN (ANNUALIZED)

-------------------------------------------------------------------------------------------------
                        CLASS A               CLASS A
                  (OFFER PRICE)                  (NAV)              CLASS C               CLASS R
-------------------------------------------------------------------------------------------------
1 Year                    3.94%                 7.16%                 6.47%                 7.42%
Inception                 4.89%                 5.85%                 5.25%                 5.93%

Class A total returns reflect actual performance for all periods; Class C and R total returns reflect actual performance for periods since class inception (see "Financial Highlights" for dates), and Class A performance for periods prior to class inception, adjusted for the differences in sales charges and (in the case of Class C) fees between the classes. See Overview of Fund Oper-ating Expenses and Shareholder Transaction Expenses.

The fund assumes investment risk in pursuit of its investment objective, chiefly in the form of interest rate risk and credit risk. The fund limits this risk by purchasing only certain types and maturities of municipal bonds and by diversifying its investment portfolio geographically and by industry. See Risk Reduction Strategies for further information.

MATURITY (YEARS)

[BAR GRAPH APPEARS HERE]

Average Maturity           8.9
Average Modified Duration  6.7


CREDIT QUALITY

[PIE CHART APPEARS HERE]

BBB/NR            (14%)
A                  (9%)
AA                 (9%)
AAA/Pre-refunded  (68%)


INDUSTRY DIVERSIFICATION (TOP 5)

[PIE CHART APPEARS HERE]

Escrowed Bonds        (13%)
General Obligations   (20%)
Tax Revenue           (19%)
Transportation        (11%)
Water & Sewer         (10%)
Other                 (27%)


                    EXPENSE INFORMATION AS OF 5/31/97

SHAREHOLDER TRANSACTION EXPENSES
-------------------------------------------------------------------------------
(Maximum, as % of Offering Price)

                                                         CLASS A CLASS C CLASS R
--------------------------------------------------------------------------------
Sales Charge on Purchases                               3.00%(1)       -       -
Sales Charge on Reinvested Dividends                           -       -       -
Contingent Deferred Sales Charge (CDSC) on Redemptions     - (1)   1%(2)       -

OVERVIEW OF FUND OPERATING EXPENSES (3)
-------------------------------------------------------------------------------
(Annual, as % of Average Net Assets)

                            CLASS A                        CLASS C                        CLASS R
--------------------------------------------------------------------------------------------------
Management Fees               0.55%                          0.55%                          0.55%
12b-1 Fees                    0.20%                          0.75%                              -
Other                         0.66%                          0.66%                          0.66%
--------------------------------------------------------------------------------------------------
 Total (Gross)                1.41%                          1.96%                          1.21%
Waivers/
Reimbursements               (0.61%)                        (0.61%)                        (0.61%)
--------------------------------------------------------------------------------------------------
 Total (Net)                  0.80%                          1.35%                          0.60%

SUMMARY OF SHAREHOLDER EXPENSES (4)
-------------------------------------------------------------------------------
The example illustrates the expenses on a hypothetical $1,000 investment in the fund based on the Total Expenses shown at left, an assumed annual total return of 5% and reinvestment of all dividends.

HOLDING PERIOD              CLASS A                         CLASS C                         CLASS R
---------------------------------------------------------------------------------------------------
1 Year                          $38                             $14                              $6
3 Years                         $55                             $43                             $19
5 Years                         $73                             $74                             $33
10 Years                       $126                            $162                             $75

                                      ---

                             FINANCIAL HIGHLIGHTS

The financial highlights below are excerpted from the fund's latest annual re-port which has been audited by Deloitte & Touche LLP, the fund's independent auditors. You may find more information about the fund's performance in its annual report. For a free copy of the fund's latest annual and/or semi-annual reports, write to Nuveen or call (800) 621-7227.

CLASS
(INCEPTION                OPERATING PERFORMANCE      LESS DISTRIBUTIONS
DATE)                     ----------------------  -------------------------
                                             NET
FLORIDA                                 REALIZED
INTERMEDIATE++        NET                    AND   DIVIDENDS                    NET    TOTAL
                    ASSET             UNREALIZED   FROM TAX-                  ASSET   RETURN
                    VALUE        NET GAIN (LOSS)  EXEMPT NET  DISTRIBUTIONS   VALUE   ON NET
YEAR ENDING     BEGINNING INVESTMENT        FROM  INVESTMENT   FROM CAPITAL  END OF    ASSET
MAY 31,         OF PERIOD  INCOME(b) INVESTMENTS      INCOME          GAINS  PERIOD VALUE(a)
---------------------------------------------------------------------------------------------
CLASS A (2/94)
1997               $ 9.88       $.45       $ .25      $ (.47)         $(.02) $10.09     7.16%
1996                10.05        .46        (.12)       (.46)          (.05)   9.88     3.41
1995                 9.66        .46         .33        (.40)            -    10.05     8.42
1994(c)              9.70        .12        (.04)       (.12)            -     9.66     1.75+
CLASS C (2/94)
1997                 9.88        .40         .23        (.41)          (.02)  10.08     6.47
1996                10.05        .40        (.11)       (.41)          (.05)   9.88     2.88
1995                 9.66        .40         .33        (.34)            -    10.05     7.80
1994(c)              9.70        .11        (.06)       (.09)            -     9.66     1.33+
CLASS R (2/97)
1997(C)             10.20        .12        (.09)       (.12)            -    10.11      .32
---------------------------------------------------------------------------------------------
CLASS
(INCEPTION                 RATIOS/SUPPLEMENTAL DATA
DATE)           -------------------------------------------------
                                                RATIO
                                               OF NET
                                 RATIO OF  INVESTMENT
FLORIDA                          EXPENSES   INCOME TO
INTERMEDIATE++                 TO AVERAGE     AVERAGE
                               NET ASSETS  NET ASSETS
                    NET ASSETS      AFTER       AFTER  PORTFOLIO
YEAR ENDING      END OF PERIOD REIMBURSE-  REIMBURSE-   TURNOVER
MAY 31,         (IN THOUSANDS)    MENT(b)     MENT(b)       RATE
---------------------------------------------------------------------------------------------
CLASS A (2/94)
1997                   $13,089        .73%       4.49%        35%
1996                     4,995        .76        4.48         66
1995                     3,898        .67        4.74        105
1994(c)                    964        .29+       3.79+        28
CLASS C (2/94)
1997                     3,008       1.28        3.99         35
1996                     3,079       1.34        3.88         66
1995                     1,765       1.19        4.19        105
1994(c)                  1,058        .68+       3.42+        28
CLASS R (2/97)
1997(C)                    101        .56+       4.47+        35
---------------------------------------------------------------------------------------------

+ Annualized.
++ Information included prior to the year ending May 31, 1997, reflects the financial highlights of Flagship Florida Intermediate.
(a) Total returns are calculated on net asset value without any sales charge.

(b) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory or its predecessor Flagship Financial.
(c) From commencement of class operations as noted.

NOTES:
(1) The Class A sales charge may be reduced or waived based on the amount of purchase or for certain eligible categories of investors. A CDSC of 1% is imposed on redemptions of certain purchases of $1 million or more within 18 months of purchase. See "How to Select a Purchase Option."
(2) Imposed only on redemptions within 12 months of purchase.
(3) Effective February 1, 1997, the fund eliminated the 0.20% distribution fee on Class A shares and reduced the distribution fee on Class C shares from 0.75% to 0.55%. Long-term holders of Class C shares may pay more in dis-tribution fees and CDSCs than the maximum initial sales charge permitted under National Association of Securities Dealers (NASD) Rules of Fair Practice. The waiver/reimbursement levels shown reflect Nuveen's current undertaking, made in connection with its acquisition of Flagship Resources as described in "Fund Service Providers--Investment Adviser," to continue Flagship's general dividend-setting practices.

(4) The expenses shown assume that you redeem your shares at the end of each holding period. If instead you redeemed your shares immediately prior to the end of each holding period, your expenses would be higher. This exam-ple does not represent past or future expenses; actual expenses may be higher or lower.

                                      ---

FUND STRATEGIES

INVESTMENT OBJECTIVE

The investment objective of each fund is to provide you with as high a level of current interest income exempt from regular federal income taxes as is con-sistent with preservation of capital. The shares of each fund also will be ex-empt from the Florida intangible personal property tax. There is no assurance that the funds will achieve their investment objective.

INVESTOR SUITABILITY
The funds are a suitable investment for tax-conscious investors seeking to:

 .  Earn regular monthly tax-free dividends;

 .  Preserve investment capital over time;

 .  Reduce taxes on investment income;

 . Set aside money systematically for retirement, estate planning or college funding.

The funds are not a suitable investment for individuals seeking to:

 . Pursue an aggressive, high-growth investment strategy;

 . Invest through an IRA or 401k plan;

 . Avoid fluctuations in share price.

HOW THE FUNDS SELECT INVESTMENTS


TAX-FREE MUNICIPAL BONDS
The funds invest substantially all of their assets (at least 80%) in municipal bonds that pay interest that is exempt from regular federal income taxes and which enable fund shares to be exempt from the Florida intangibles tax. Income from these bonds may be subject to the federal alternative minimum tax.

Municipal bonds are either general obligation or revenue bonds and typically are issued to finance public projects (such as roads or public buildings), to pay general operating expenses, or to refinance outstanding debt. Municipal bonds may also be issued for private activities, such as housing, medical and educational facility construction, or for privately owned industrial develop-ment and pollution control projects. General obligation bonds are backed by the full faith and credit, or taxing authority, of the issuer and may be re-paid from any revenue source; revenue bonds may be repaid only from the reve-nues of a specific facility or source.

FOCUS ON QUALITY MUNICIPAL BONDS
The funds purchase only quality municipal bonds that are either rated invest-ment grade (AAA/Aaa to BBB/Baa) by independent ratings agencies at the time of purchase or are non-rated but judged to be investment grade by the funds' in-vestment adviser. If suitable municipal bonds are not available at reasonable prices and yields, a fund may invest in municipal bonds of U.S. territories (such as Puerto Rico and Guam) which are exempt from regular federal, state, and local income taxes. The Florida Fund may not invest more than 20% of its net assets in these territorial municipal bonds.

The funds may purchase municipal bonds that represent lease obligations. These carry special risks because the issuer of the bonds may not be obligated to appropriate money annually to make payments under the lease. In order to re-duce this risk, the funds will only purchase leases where the issuer has a strong incentive to continue making appropriations until maturity.

Bond ratings are furnished by Standard & Poor's Corporation, Fitch Investors Services, and Moody's Investors Services. The ratings BBB and Baa are not identical--S&P and Fitch consider bonds rated BBB to have adequate capacity to pay principal and interest; Moody's considers bonds rated Baa to have some speculative characteristics. Bond ratings represent the opinions of the rat-ings agencies; they are not absolute standards of quality.

VALUE INVESTING STRATEGY
The funds' investment adviser uses a value-oriented strategy and looks for higher-yielding and undervalued municipal bonds that offer above-average total return potential. The adviser emphasizes fundamental research and selects mu-nicipal bonds on the basis of its evaluation of each bond's relative value in terms of current yield, price, credit quality and future prospects. The ad-viser then monitors each fund's portfolio to assure that municipal bonds pur-chased continue to represent over time, in its opinion, the best values avail-able.

PORTFOLIO MATURITY
Each fund purchases municipal bonds with different maturities in pursuit of its investment objective, but maintains under normal market conditions an in-vestment portfolio with an overall weighted average maturity within a defined range. The Florida Intermediate Fund normally maintains a weighted average portfolio maturity of 5 to 10 years. The Florida Fund is a long-term fund and normally maintains a weighted average portfolio maturity of 15 to 30 years. See "Defensive Investment Strategies" below for further information.

PORTFOLIO TURNOVER
A fund buys and sells portfolio securities in the normal course of its invest-ment activities. The proportion of the fund's investment portfolio that is sold and replaced with new securities during a year is known as the fund's portfolio turnover rate. The funds intend to keep portfolio turnover rela-tively low in order to reduce trading costs and the realization of taxable capital gains. Each fund, however, may make limited short-term trades to take advantage of market opportunities or reduce market risk.

DELAYED DELIVERY TRANSACTIONS
Each fund may buy or sell bonds on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date. This type of transaction may involve an element of risk be-

                                      ---
cause no interest accrues on the bonds prior to settlement and, since securi-ties are subject to market fluctuation, the value of the bonds at time of de-livery may be less (or more) than cost.

RISK REDUCTION STRATEGIES

In pursuit of its investment objective, each fund assumes investment risk, chiefly in the form of interest rate and credit risk. Interest rate risk is the risk that changes in market interest rates will affect the value of a fund's investment portfolio. In general, the value of a municipal bond falls when interest rates rise, and increases when interest rates fall. Credit risk is the risk that an issuer of a municipal bond is unable to meet its obliga-tion to make interest and principal payments. In general, lower rated munici-pal bonds are perceived to carry a greater degree of risk in the issuer's ability to make interest and principal payments. Municipal bonds with longer maturities (durations) or lower ratings generally provide higher current in-come, but are subject to greater price fluctuation due to changes in market conditions than bonds with shorter maturities or higher ratings, respectively.

Because the funds primarily purchase municipal bonds from Florida, each fund also bears investment risk from the economic, political or regulatory changes that could adversely affect municipal bond issuers in the state and therefore the value of the fund's investment portfolio. These risks may be greater for the Florida Intermediate Fund, which as a "non-diversified" fund may concen-trate its investments in municipal bonds of certain issuers to a greater ex-tent than the Florida Fund described in this prospectus, which is a diversi-fied fund.

The funds limit your investment risk generally by restricting the types and maturities of municipal bonds they purchase, and by diversifying their invest-ment portfolios across different industry sectors. The funds should be consid-ered long-term investments and may not be suitable for investors with short-term investment horizons.

INVESTMENT LIMITATIONS
The funds have adopted certain investment limitations (based on total fund as-sets) designed to limit your investment risk and maintain portfolio diversifi-cation. Each fund may not have more than:

 . 25% in any one industry sector, such as electric utilities or health care;

 . 10% in borrowings (33% if used to meet redemptions).

As a diversified fund, the Florida Fund also may not have more than:

 . 5% in securities of any one issuer (except U.S. government securities or for 25% of the fund's assets).

DEFENSIVE INVESTMENT STRATEGIES
Each fund may invest in high quality short-term municipal securities in order to reduce risk and preserve capital. Under normal market conditions, each fund may invest only up to 20% of net assets in short-term municipal securities that are exempt from regular federal income tax, although the funds may invest up to 100% as a temporary defensive measure in response to adverse market con-ditions. During temporary defensive periods, the weighted average maturity of a fund's investment portfolio may fall below the defined range described above under "Portfolio Maturity."

If suitable short-term municipal investments are not reasonably available, the funds may invest in short-term taxable securities that are rated Aaa or AAA, by Moody's or S&P, respectively, or issued by the U.S. government, and that have a maturity of one year or less or have a variable interest rate.

Each fund may also use various investment strategies designed to limit the risk of bond price fluctuations and to preserve capital. These hedging strate-gies include using financial futures contracts, options on financial futures, or options based on either an index of long-term tax-free securities or on debt securities whose prices, in the opinion of the funds' investment adviser, correlate with the prices of the funds' investments. The funds, however, have no present intent to use these strategies.

FUNDAMENTAL INVESTMENT POLICIES
Each fund's investment objective as well as the policies described above in "Focus on Quality Municipal Bonds" and "Risk Reduction Strategies" are funda-mental and may not be changed without the approval of a majority of the share-holders of each fund.

INVESTING IN THE FUNDS

HOW TO BUY FUND SHARES

You may open an account with $3,000 per fund share class and make additional investments at any time with as little as $50. Reinvestment of Nuveen unit trust distributions have no purchase minimums. Purchases through sponsors of fee-based programs meeting certain criteria, as described in the statement of additional information, may be eligible for lower minimums. The share price you pay will depend on when Nuveen receives your order: orders received before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) will receive that day's share price; otherwise you will re-ceive the next business day's share price.

BUYING SHARES THROUGH A FINANCIAL ADVISER
You may buy fund shares through your financial adviser, who can handle all the details for you, including establishing an account with Nuveen. Financial ad-visers can also help you review your financial needs and formulate long-term investment goals and objectives. In addition, financial advisers generally can help you develop a customized financial plan, select investments, and monitor and review your portfolio on an ongoing basis to assure your investments con-tinue to meet your needs as circumstances change.

                                      ---

Financial advisers are usually paid either from fund sales charges and fees or by charging you a separate fee in lieu of a sales charge for ongoing invest-ment advice and services.

If you do not have a financial adviser, call (800) 621-7227 and Nuveen can re-fer you to one in your area.

BUYING SHARES BY MAIL
You may also open an account and purchase shares by mail by completing the en-closed Nuveen application and mailing it along with your check (payable to the appropriate fund) to the address listed under "How to Contact Nuveen." Sales charges are not waived when you buy shares by mail.

Each fund reserves the right to reject any purchase order and waive or in-crease minimum investment requirements. The funds also reserve the right to suspend the issuance of shares at any time; any suspension, however, will not affect your ability to redeem shares.

HOW TO SELECT A PURCHASE OPTION

The funds offer you a variety of flexible options when buying shares. Whether you typically work with a financial adviser on a commission or a fee basis or prefer to work on a more self-directed basis, you can purchase shares in the way that is most suited to your individual circumstances and investment needs. Each of the four available ways to purchase fund shares is called a class of shares: Class A, Class B, Class C and Class R. While each of these classes features different sales charges, on-going fees and eligibility requirements, each entitles you to a share of the same portfolio of municipal bonds.

Selecting the class of shares which is most appropriate for you will depend on a variety of factors. You should weigh carefully whether you and your finan-cial adviser work on a commission or fee basis, the types of services that you will receive, the amount you intend to buy, how long you plan to own your in-vestment and whether or not you will reinvest dividends. If you compensate your financial adviser directly, you should consider the fees your financial adviser charges for investment advice or handling your trades in addition to any sales charges and fees imposed by the funds. Please refer to your finan-cial adviser's sales material for further information. Each class of shares is described in more detail below and under "Fund Service Providers--The Distrib-utor." Your financial adviser can explain each option and help you determine which is most appropriate for you, or you can call (800) 621-7227.

BUYING CLASS A SHARES
You may buy Class A shares at their public offering price on the day of pur-chase. The price you pay will equal the Class A NAV (net asset value) plus a sales charge based upon the amount of your purchase. Class A shares also bear a 0.20% annual service fee which compensates your financial adviser for pro-viding you with ongoing service.

The following Class A sales charges and commissions apply to the Florida Fund:

CLASS A SALES CHARGES AND COMMISSIONS

-------------------------------------------------------------------------------------------
                                                                                 AUTHORIZED
                                                                                     DEALER
                                    SALES CHARGE                                 COMMISSION
                             -------------------------------------------         ----------
                              AS % OF                                               AS % OF
                               PUBLIC                    AS % OF                     PUBLIC
                             OFFERING                   YOUR NET                   OFFERING
PURCHASE AMOUNT                 PRICE                 INVESTMENT                      PRICE
-------------------------------------------------------------------------------------------
      Up to $50,000             4.20%                      4.38%                      3.70%
    $50,000-100,000              4.00                       4.18                       3.50
   $100,000-250,000              3.50                       3.63                       3.00
   $250,000-500,000              2.50                       2.56                       2.00
 $500,000-1,000,000              2.00                       2.04                       1.50
$1,000,000 and over              -(1)                          -                       -(1)

The following Class A sales charges and commissions apply to the Florida In-termediate Fund:

CLASS A SALES CHARGES AND COMMISSIONS

-------------------------------------------------------------------------------------------
                                                                                 AUTHORIZED
                                                                                     DEALER
                                    SALES CHARGE                                 COMMISSION
                             -------------------------------------------         ----------
                              AS % OF                                               AS % OF
                               PUBLIC                    AS % OF                     PUBLIC
                             OFFERING                   YOUR NET                   OFFERING
PURCHASE AMOUNT                 PRICE                 INVESTMENT                      PRICE
-------------------------------------------------------------------------------------------
      Up to $50,000             3.00%                      3.09%                      2.50%
    $50,000-100,000              2.50                       2.56                       2.00
   $100,000-250,000              2.00                       2.04                       1.50
   $250,000-500,000              1.50                       1.52                       1.25
 $500,000-1,000,000              1.25                       1.27                       1.00
$1,000,000 and over              -(1)                          -                       -(1)

(1) Nuveen pays authorized dealers a commission equal to the sum of 1% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of any amount over $5 million. Unless the authorized dealer waived the commis-sion, you may be assessed a contingent deferred sales charge (CDSC) of 1% if you redeem any of your shares within 18 months of purchase. The CDSC is calculated on the lower of your purchase price or redemption proceeds.

Nuveen periodically undertakes sales promotion programs with authorized deal-ers and may pay them the full applicable sales charge as a commission. In ad-dition, Nuveen may provide support at its own expense to authorized dealers in connection with sales meetings, seminars, prospecting seminars and other events at which Nuveen presents its products and services. Under certain cir-cumstances, Nuveen may also make ongoing payments to authorized dealers to fa-cilitate the marketing and administration of new and existing shareholder ac-counts, including payments for advertising. The statement of additional infor-mation contains further information about these programs.

                                      ---

OTHER SALES CHARGE DISCOUNTS
Nuveen offers a number of programs that enable you to reduce or eliminate the sales charge on Class A shares:

Sales Charge Reductions

 . Rights of Accumulation

 . Letter of Intent

 . Group Purchase

Sales Charge Waivers

 . Nuveen Unit Trust Reinvestment

 . Purchases using Redemptions from Unrelated Funds

 . Fee-Based Programs

 . Bank Trust Departments

 . Certain Employees of Nuveen or Authorized Dealers

Please refer to the statement of additional information for detailed descrip-tions of these programs. Further information on these programs is also avail-able through your financial adviser or by calling (800) 621-7227. Your finan-cial adviser can also provide and help you prepare the necessary application forms. You or your financial adviser are responsible for notifying Nuveen about your eligibility for any sales charge reduction or waiver at the time of each purchase.

The funds may modify or discontinue these programs at any time upon written notice to shareholders.

BUYING CLASS B SHARES
You may buy Class B shares at their public offering price on the day of pur-chase. The price you pay will equal the Class B NAV. There is no initial sales charge, but Class B shares bear a 0.20% annual service fee which compensates your financial adviser for providing you with ongoing service, and a 0.75% an-nual distribution fee which compensates Nuveen for paying your financial ad-viser a 4% commission at the time of purchase. The Florida Intermediate Munic-ipal Bond Fund does not currently offer Class B shares.

Class B shares convert automatically to Class A shares eight years after pur-chase. Class B shares will convert only if the fund is assured that the con-version does not generate tax consequences for investors, based upon the opin-ion of outside counsel or the written assurance of the IRS.

CLASS B CONTINGENT DEFERRED SALES CHARGE
If you redeem Class B shares within six years of purchase, you will be as-sessed a contingent deferred sales charge (CDSC) based upon the following schedule:

                                      DURING YEAR
---------------------------------------------------------------------------------------------------------------
             1               2               3               4               5               6              7+
---------------------------------------------------------------------------------------------------------------
CDSC        5%              4%              4%              3%              2%              1%              0%

The CDSC is calculated on the lower of your purchase price or redemption pro-ceeds.

BUYING CLASS C SHARES
You may buy Class C shares at their public offering price on the day of pur-chase. The price you pay will equal the Class C NAV. There is no initial sales charge, but Class C shares bear a 0.20% annual service fee which compensates your financial adviser for providing you with ongoing service, and a 0.55% an-nual distribution fee which compensates Nuveen for paying your financial ad-viser for the sale, including a 1% commission at the time of sale.

If you redeem your Class C shares within one year of purchase, you may be as-sessed a CDSC of 1%. The CDSC is calculated on the lower of your purchase price or redemption proceeds.

BUYING CLASS R SHARES
You may purchase Class R shares at their public offering price on the day of purchase. The price you pay will equal the Class R NAV. You may purchase Class R shares only if you are investing at least $1 million or would otherwise qualify to purchase Class A shares without a sales charge, under certain of the programs described under "Other Sales Charge Discounts" above. See the statement of additional information for more details. There are no sales charges or ongoing fees. Class R shares have lower ongoing expenses than Class A shares.

HOW TO SELL FUND SHARES

You may use one of the methods described below to redeem your shares on any day the New York Stock Exchange is open. You will receive the share price next determined after Nuveen has received your redemption request in good order. Your redemption request must be received before the close of trading of the New York Stock Exchange (normally 4 p.m. Eastern time) for you to receive that day's price. The funds do not charge any redemption fees, although you will be assessed a CDSC where applicable.

SELLING SHARES THROUGH YOUR FINANCIAL ADVISER
You may sell fund shares by contacting your financial adviser who can provide and help you prepare all the necessary documentation. Your financial adviser may charge you for this service.

SELLING SHARES BY TELEPHONE
Unless you have declined telephone redemption privileges, you may sell fund shares by calling (800) 621-7227. Your redemption must not exceed $50,000 and you may not redeem by telephone shares held in certificate form. Checks will be issued only to the shareholder on record and mailed to the address on rec-ord. If you have established electronic funds transfer privileges on your ac-count, you may have redemption proceeds transferred electronically to your bank account; if you are redeeming $1,000 or more, you may expedite your re-quest by having your redemption proceeds wired directly into your bank ac-count. See "Fund Direct--Electronic Funds Transfer" below.

Nuveen, the transfer agent or the fund will be liable for losses resulting from unauthorized telephone redemptions

                                      ---
only if they do not follow reasonable procedures designed to verify the iden-tity of the caller. You should immediately verify your trade confirmations when you receive them.

SELLING SHARES BY MAIL
You may sell fund shares by mail by sending a written request to Nuveen at the address listed below under "How to Contact Nuveen." Your request must include the following information:

 . The fund's name;

 . Your name and account number;

 . The dollar or share amount you wish to redeem;

 . The signature of each owner exactly as it appears on the account;

 . The name of the person you want your redemption proceeds paid to, if other than to the shareholder of record;

 . The address you want your redemption proceeds sent to, if other than to the address of record;

 . Any certificates you have for the shares; and

 . Any required signature guarantees.

Signatures must be guaranteed if you are redeeming more than $50,000, you want the check payable to someone other than the shareholder on record, or you want the check sent to another address (or the address on record has been changed within the last 60 days). Signature guarantees must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by the fund. A notary public cannot provide a signature guarantee.

Unless other arrangements are made, checks will be sent to your address on record. Checks will normally be mailed within one business day, but in no event more than seven days from receipt of your redemption request. If any shares were purchased less than 15 days prior to your request, the fund will not mail your redemption proceeds until the check for your purchase has cleared, which may take up to 15 days.

Each fund may suspend redemptions or delay payment on redemptions for more than seven days (three days for street name accounts) in certain extraordinary circumstances as described in the statement of additional information.

OPERATION OF THE CDSC
When you redeem Class A, Class B, or Class C shares subject to a CDSC, the fund will first redeem any shares that are not subject to a CDSC or that rep-resent an increase in the value of your fund account due to capital apprecia-tion, and then redeem the shares you have owned for the longest period of time, unless you ask the fund to redeem your shares in a different order. No CDSC is imposed on shares you buy through the reinvestment of dividends and capital gains. The holding period is calculated on a monthly basis and begins on the first day of the month in which you buy shares. When you redeem shares subject to a CDSC, the CDSC is calculated on the lower of your purchase price or redemption proceeds, deducted from your redemption proceeds, and paid to Nuveen. The CDSC may be waived under certain special circumstances as de-scribed in the statement of additional information.

ACCOUNT MINIMUMS
From time to time, the funds may establish minimum account size requirements. The funds reserve the right to liquidate your account upon 30 days written no-tice if the value of your account falls below an established minimum. The funds presently have set a minimum balance of $100 unless you have an active unit trust reinvestment account. You will not be assessed a CDSC on an invol-untary redemption.

EXCHANGING SHARES

You may exchange fund shares at any time for the same class of shares in an-other Nuveen mutual fund that is available within your state. You may exchange fund shares by calling (800) 621-7227 or by mailing your written request to Nuveen at the address listed under "How to Contact Nuveen."

You must have owned your fund shares for at least 15 days and your exchange must meet the minimum purchase requirements of the fund into which you are ex-changing. No CDSC will be assessed on an exchange, and the holding period of your investment will be carried over to the new fund for purposes of determin-ing any future CDSC. You may not exchange Class B shares for shares of a Nuveen money market fund.

Because an exchange is treated for tax purposes as the concurrent sale and purchase of fund shares, you should consult your tax adviser about the tax consequences of any contemplated exchange. Each fund reserves the right to limit or terminate exchange privileges if it believes doing so is in the best interests of fund shareholders.

RESTRICTIONS ON MARKET TIMING
The exchange privilege is not intended to permit you to use a fund for short-term trading. Excessive exchange activity may interfere with portfolio manage-ment, raise fund operating expenses or otherwise have an adverse effect on fund shareholders. In order to limit excessive exchange activity and in other circumstances where the funds' investment adviser believes doing so would be in the best interests of the fund, each fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges, or reject any exchange. You will be notified in the event this happens to the ex-tent required by law.

OPTIONAL FEATURES AND SERVICES


SYSTEMATIC INVESTMENT
Once you have opened an account, you may make regular investments of $50 or more a month through automatic deductions from your bank account (see "Fund Direct--Electronic Funds Transfer" below), or directly from your paycheck. To invest regularly from your bank account, simply complete the appropriate sec-tion of the account application.

                                      ---

To invest regularly from your paycheck, call Nuveen for a Payroll Direct De-posit Enrollment form. If you need additional copies of these forms, or would like assistance completing them, contact your financial adviser or call Nuveen toll-free at (800) 621-7227.

One of the benefits of systematic investing is "dollar cost averaging." Be-cause you are making fixed payments, you buy fewer shares when the price is high, and more when the price is low. As a result, the average price you pay will be less than the average share price of fund shares over this period. Dollar cost averaging does not assure profits or protect against losses in a steadily declining market. Since dollar cost averaging involves continuous in-vestment regardless of fluctuating price levels, you should consider your fi-nancial ability to continue investing in declining as well as rising markets before deciding to invest in this way.

Systematic investing may also make you eligible for reduced sales charges on shares of the fund as well as other Nuveen mutual funds (see "Other Sales Charge Discounts").

SYSTEMATIC INVESTING
The chart below illustrates the benefits of systematic investing based on a $3,000 initial investment and subsequent monthly investments of $100 over 20 years. The example assumes you earn a return of 4%, 5% or 6% annually on your investment and that you reinvest all dividends. These annual returns do not reflect past or projected fund performance.

THE POWER OF SYSTEMATIC INVESTING

LOGO

SYSTEMATIC WITHDRAWALS
If the value of your fund account is at least $10,000, you may request to have $50 or more withdrawn automatically from your account. You may elect to re-ceive payments monthly, quarterly, semi-annually or annually and may choose to receive a check, have the monies transferred directly into your bank account (see "Fund Direct--Electronic Funds Transfer" below), paid to a third party or sent payable to you at an address other than your address of record. You must complete the appropriate section of the account application or Account Update Form to participate in the fund's systematic withdrawal plan.

You should not establish systematic withdrawals if you intend to make concur-rent purchases of Class A, B or C shares because you may unnecessarily pay a sales charge or CDSC on these purchases.

REINSTATEMENT PRIVILEGE
If you redeem fund shares, you may reinvest all or part of your redemption proceeds in shares of the same class up to one year later without incurring any applicable sales charges, and your prior holding period will be reinstat-ed. You may exercise this privilege only once per redemption request.

If you paid a CDSC, your CDSC will be refunded and your holding period rein-stated. You should consult your tax adviser about the tax consequences of ex-ercising your reinstatement privilege.

FUND DIRECT-ELECTRONIC FUNDS TRANSFER
You may arrange to transfer funds electronically between your bank account and your fund account by completing the appropriate section of the account appli-cation or the Account Update Form. If you need additional copies of these forms, or would like assistance completing them, contact your financial ad-viser or call Nuveen at (800) 621-7227. You may use Fund Direct to quickly and conveniently purchase or sell shares by telephone, systematically invest or withdraw funds, or send dividend payments directly to your bank account.

In addition, if you have established electronic funds transfer privileges on your account, you may request that redemption proceeds of $1,000 or more be sent by Federal Reserve wire directly into your bank account. While you will generally receive your redemption proceeds more quickly than a regular tele-phone redemption via Fund Direct, the fund may charge you a fee for this expe-dited service.

DIVIDENDS AND TAXES

HOW THE FUNDS PAY DIVIDENDS

The funds pay tax-free dividends monthly and any taxable capital gains or other distributions once a year in December. The funds declare dividends on or about the ninth of each month and generally pay dividends on the first busi-ness day of the following month.

PAYMENT AND REINVESTMENT OPTIONS
The funds automatically reinvest your dividends each month in additional fund shares of the same share class unless you request otherwise. You may request to have your dividends paid to you by check, deposited directly into your bank account, paid to a third party, sent to an address other than your address of record or reinvested in shares of the same share class of another Nuveen mu-tual fund. If you wish to do so, complete the appropriate section of the ac-count application, contact your financial adviser or call Nuveen at (800) 621-7227.

                                      ---

CALCULATION OF FUND DIVIDENDS
Each fund pays dividends based upon its past and projected net income in order to distribute substantially all of its net income each fiscal year.

In order to maintain a more stable monthly dividend, each fund may sometimes distribute less or more than the amount of net income earned in a particular period as a result of fluctuations in a fund's net income. Undistributed net income is included in the fund's share price; similarly, distributions from previously undistributed net income reduce the fund's share price. This divi-dend policy is not expected to affect the management of a fund's portfolio.

Dividends for Class A, B, C and R shares are determined in the same manner and at the same time. Dividends per share will vary based on which class of fund shares you own, reflecting the different ongoing fees and other expenses of each class.

TAXES AND TAX REPORTING

The discussion below and the statement of additional information provides gen-eral tax information related to an investment in fund shares. Because tax laws are complex and often change, you should consult your tax adviser about the tax consequences of a specific fund investment.

Each fund primarily invests in Florida municipal bonds or in municipal bonds whose income is otherwise exempt from regular federal income taxes and which enable fund shares to be exempt from the Florida intangibles tax. Consequent-ly, the regular monthly dividends you receive will be exempt from regular fed-eral income taxes. All or a portion of these dividends, however, may be sub-ject to the federal alternative minimum tax (AMT). More specific state tax in-formation can be found below in the Appendix.

Although the funds do not seek to realize taxable income or capital gains, the funds may realize and distribute taxable income or capital gains from time to time as a result of each fund's normal investment activities. Each fund will distribute in December any taxable income or capital gains realized over the preceding year. Net short-term gains are taxable as ordinary income. Net long-term capital gains are taxable as long-term capital gains regardless of how long you have owned your investment. Taxable dividends do not qualify for a dividends received deduction if you are a corporate shareholder.

Each year, you will receive a year-end statement that describes the tax status of dividends paid to you during the preceding year, including the source of its investment income by state and the portion of its income that is subject to AMT. You will receive this statement from the firm where you purchased your fund shares if you hold your investment in street name; Nuveen will send you this statement if you hold your shares in registered form.

The tax status of your dividends is not affected by whether you reinvest your dividends or receive them in cash.

BUYING OR SELLING SHARES CLOSE TO A RECORD DATE
If you purchase fund shares shortly before the record date for a taxable divi-dend, the entire dividend you receive may be taxable to you even though a por-tion of the dividend effectively represents a return of your purchase price. This is commonly known as "buying a dividend." Similarly, if you sell or ex-change fund shares shortly before the record date for a tax-exempt dividend, a portion of the price you receive may be treated as a taxable capital gain even though it reflects tax-free income earned but not yet distributed by the fund.

REDEEMING SHARES HELD LESS THAN SIX MONTHS
If you sell or exchange shares that you have owned for less than six months and you recognized a short-term capital loss when you redeemed your shares, the loss you can claim will be reduced by the amount of tax-free dividends paid to you on those shares. Any remaining short-term capital loss will be treated as long-term capital loss to the extent you also received capital gain dividends on those shares. You should consult your tax adviser for complete information about these rules. Please consider the tax consequences carefully when contemplating a redemption.

OTHER IMPORTANT TAX INFORMATION
In order to avoid corporate taxation of its earnings and to pay tax-free divi-dends, each fund must meet certain I.R.S. requirements that govern the fund's sources of income, diversification of assets and distribution of earnings to shareholders. Each fund has met these requirements in the past and intends to do so in the future. If a fund failed to do so, the fund would be required to pay corporate taxes on its earnings and all your distributions would be tax-able as ordinary income.

A fund may be required to withhold 31% of certain of your dividends if you have not provided the fund with your correct taxpayer identification number (normally your social security number), or if you are otherwise subject to back-up withholding.

If you receive social security benefits, you should be aware that tax-free in-come is taken into account in calculating the amount of these benefits that may be subject to federal income tax.

If you borrow money to buy fund shares, you may not deduct the interest on that loan. Under I.R.S. rules, fund shares may be treated as having been bought with borrowed money even if the purchase cannot be traced directly to borrowed money.

If you are subject to the alternative minimum tax, a portion of your regular monthly dividends may be taxable.

TAXABLE EQUIVALENT YIELDS

The taxable equivalent yield is the current yield you would need to earn on a taxable investment in order to equal a stated tax-free yield on a municipal investment. To assist you to more easily compare municipal investments like the funds

                                      ---
with taxable alternative investments, the table below presents the taxable equivalent yields for a range of hypothetical tax-free yields and tax rates:

TAXABLE EQUIVALENT OF TAX-FREE YIELDS

                              Tax-Free Yield

TAX RATE         4.00%               4.50%               5.00%               5.50%               6.00%
------------------------------------------------------------------------------------------------------
28.0%            5.56%               6.25%               6.94%               7.64%               8.33%
31.0%            5.80%               6.52%               7.25%               7.97%               8.70%
36.0%            6.25%               7.03%               7.81%               8.59%               9.37%
39.6%            6.62%               7.45%               8.28%               9.11%               9.93%

The yields and tax rates shown above are hypothetical and do not predict your actual returns or effective tax rate. For more detailed information, see the statement of additional information or consult your tax adviser.

GENERAL INFORMATION

HOW TO CONTACT NUVEEN


GENERAL INFORMATION
If you would like general information about Nuveen Mutual Funds or any other Nuveen product, call (800) 621-7227 between 7:30 a.m. and 7:00 p.m. Central time.

PURCHASES, REDEMPTIONS AND OTHER TRANSACTIONS
If you are calling to purchase or redeem shares, request an exchange or con-duct other account transactions, call (800) 621-7227 between 7:30 a.m. and 7:00 p.m. Central time. If you are sending a written request to Nuveen, you should mail your request to the following address:

Nuveen Mutual Funds
P.O. Box 5330
Denver, CO 80217-5330

When purchasing fund shares by mail, please be sure to include a check made out to the name of the Fund and mark clearly on your check which class of shares you are purchasing. If you do not specify which class of shares you are purchasing, Nuveen will assume you are buying Class A shares if you are open-ing a new account; if you are adding to an existing account, Nuveen will as-sume you wish to buy more shares of the class you already own.

FUND SERVICE PROVIDERS


INVESTMENT ADVISER

Nuveen Advisory Corp. ("Nuveen Advisory") serves as the investment adviser to the funds and in this capacity is responsible for the selection and on-going monitoring of the municipal bonds in each fund's investment portfolio. Nuveen Advisory serves as investment adviser to investment portfolios with more than $35 billion in municipal assets under management. The funds' Board of Trustees oversees the activities of Nuveen Advisory, which also include managing the funds' business affairs and providing certain clerical, bookkeeping and other administrative services. Established in 1976, Nuveen Advisory is a wholly-owned subsidiary of John Nuveen & Co. Incorporated, which itself is approxi-mately 78% owned by the St. Paul Companies, Inc. Effective January 1, 1997, The John Nuveen Company acquired Flagship Resources, Inc., and as part of that acquisition, Flagship Financial, the adviser to the Flagship Funds, was merged with Nuveen Advisory.

For providing these services, Nuveen Advisory is paid an annual management fee according to the following schedule:

MANAGEMENT FEES

------------------------------------------------------------------------------
AVERAGE DAILY NET ASSET VALUE                                   MANAGEMENT FEE
------------------------------------------------------------------------------
For the first $125 million                                             0.5500%
For the next $125 million                                              0.5375%
For the next $250 million                                              0.5250%
For the next $500 million                                              0.5125%
For the next $1 billion                                                0.5000%
For assets over $2 billion                                             0.4750%

For more information about fees and expenses, see the fund operating expense tables in the Fund Summaries.

PORTFOLIO MANAGERS
Overall investment management strategy and operating policies for the funds are set by the Investment Policy Committee of Nuveen Advisory. The Investment Policy Committee is comprised of the principal executive officers and portfo-lio managers of Nuveen Advisory and meets regularly to review economic condi-tions, the outlook for the financial markets in general and the status of the municipal markets in particular. Day-to-day operation of each fund and the ex-ecution of its specific investment strategies is the responsibility of the designated portfolio manager described below.

Michael S. Davern is the portfolio manager for the Florida Fund. Mr. Davern has managed the Florida Fund since 1995, and since 1991 had been a Vice Presi-dent of Flagship Financial Inc., the funds' prior investment adviser, until becoming a Vice President of Nuveen Advisory upon the acquisition of Flagship Resources by The John Nuveen Company in January 1997. Paul Brennan has managed or co-managed the Florida Intermediate Fund since 1995, and since 1991 had been an employee of Flagship Financial Inc. until becoming an Assistant Vice President of Nuveen Advisory in January 1997.

THE DISTRIBUTOR
John Nuveen and Co. Incorporated serves as the selling agent and distributor of the funds' shares. In this capacity, Nuveen manages the offering of the funds' shares and is responsible for all sales and promotional activities. In order to reimburse Nuveen for its costs in connection with these activities, including compensation paid to authorized dealers, each fund has adopted a distribution and service plan under Rule 12b-1 of the Investment Company Act of 1940.

                                      ---

The plan authorizes each fund to pay Nuveen an annual 0.20% service fee on the average daily net assets of Class A, B and C shares outstanding and annual distribution fees of 0.75% and 0.55%, respectively, on the average daily net assets of Class B and C shares outstanding. In order to help compensate Nuveen for the sales commission paid to financial advisers at the time of sale on sales of Class B and Class C shares, Nuveen retains the first year's service fee on sales of Class B shares and all Class B distribution fees, and retains the first year's service and distribution fees on sales of Class C shares. Otherwise, Nuveen pays these fees to the broker of record. The statement of additional information contains a detailed description of the plan and its provisions.

TRANSFER AGENT
Each fund has appointed a transfer agent which is responsible for distributing dividend payments and providing certain bookkeeping, data processing and other administrative services in connection with the maintenance of shareholder ac-counts. Boston Financial, P.O. Box 8509, Boston, MA 02266-8509, currently serves as transfer agent for each fund.

HOW THE FUNDS REPORT PERFORMANCE

Each fund may quote its yield and total return in reports to shareholders, sales literature and advertisements. The funds may also compare their invest-ment results to various passive indices or other mutual funds with similar in-vestment objectives. Comparative performance information may include data from Lipper Analytical Services, Inc., Morningstar, Inc. and other industry publi-cations. See the statement of additional information for a more detailed dis-cussion. You may find more information about each fund's performance in its annual report. Call Nuveen at (800) 621-7227 for a free copy.

HOW FUND SHARES ARE PRICED

The share price for each class of fund shares, also called its net asset value
(NAV), is calculated every business day as of the close of regular trading on the New York Stock Exchange (normally 4 p.m. Eastern time). The net asset value for a class of fund shares is computed by calculating the total value of the class' portion of the fund's portfolio investments and other assets, sub-tracting any liabilities or other debts, and dividing by the total number of its shares outstanding.

The prices of municipal bonds in each fund's investment portfolio are provided by a pricing service approved and supervised by the fund's Board of Trustees. When price quotes are not readily available (which is usually the case for mu-nicipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions.

ORGANIZATION

The Trust is an open-end investment company under the Investment Company Act of 1940, consisting of two or more funds. The shares of each fund are divided into classes. Each class of shares represents an interest in the same portfo-lio of investments and the shares of each class have equal rights as to vot-ing, redemption, dividends and liquidation. However, each class bears differ-ent sales charges and service fees.

Class C shares of the former Nuveen Florida Fund purchased before February 1, 1997 convert to Class A shares six years after purchase, but only if you re-quest conversion. You must submit your request to the transfer agent no later than the last business day of the 71st month following the month in which you purchased your shares.

The funds are not required to and do not intend to hold annual meetings. Shareholders owning ten percent or more of a fund's outstanding shares may call a special meeting for any purpose, including to elect or remove trustees or to change fundamental policies.

The Florida Fund was formed as a result of a merger between existing Nuveen and Flagship funds. The performance and the financial information of the fund reflects that of the predecessor Flagship fund.

                                      ---

APPENDIX

SPECIAL STATE CONSIDERATIONS

Because the funds primarily purchase Florida municipal bonds, each fund also bears investment risk from economic, political or regulatory changes that could adversely affect municipal bond issuers in that state and therefore the value of the fund's investment portfolio. The following discussion of special state considerations was obtained from official offering statements of these issuers and has not been independently verified by the funds. The discussion includes general state tax information related to an investment in fund shares. Because tax laws are complex and often change, you should consult your tax adviser about the state tax consequences of a specific fund investment. See the statement of additional information for further information.

FLORIDA
Florida has a diverse economy with substantial insurance, banking, healthcare, construction and trade sectors, yet it remains heavily dependent on the agri-culture and tourism industries. Employment and personal income growth have outpaced the nation since 1991 and recent economic reports indicate that the State continues to experience job growth, although at a more moderate pace. Economists are also predicting another record tourism year for the State. This economic growth as well as the State's healthy financial position were recog-nized in the State's recent rating upgrade from AA to AA+ by Standard & Poor's.

Florida's unemployment rate of 4.9% in June, 1997, is slightly better than the comparable national average of 5.0%. Florida's 1996 per capita income of $24,104 is on a par with national averages and slightly above regional levels. The State's population growth continues to exceed growth in the national popu-lation.

Florida voters approved a Constitutional amendment in 1995 which limits the rate of growth of state revenues to the growth rate of personal income. The State's fiscal 1996 results were better than expected due to sales tax revenue growth of 7.4% versus a 4% budgeted growth rate. The State's goal is to reach a 5% Budget Stabilization Fund by fiscal 1999. As of July 31, 1997, Florida's general obligation debt carries ratings of AA+ by Standard & Poor's, Aa2 by Moody's, and AA by Fitch.

Tax treatment.
Shares of the Florida funds will not be subject to the Florida intangible per-sonal property tax if on January 1 of the taxable year, the funds hold only Florida municipal bonds and U.S. securities. If the funds hold any other types of assets on that date, then the entire value of the funds' shares (except for the portion of the value of the shares attributable to U.S. securities) will be subject to such tax. Corporate shareholders of the Florida Fund also may be subject to the Florida corporate income tax. Corporate shareholders should re-fer to the statement of additional information for more detailed information.

                                      ---

           Nuveen Family of Mutual Funds

           Nuveen offers a variety of funds designed to help you reach your financial goals. The funds below are grouped by investment objectives.

           GROWTH AND INCOME FUNDS

           Growth and Income Stock Fund
           Balanced Stock and Bond Fund
           Balanced Municipal and Stock Fund

           MUNICIPAL BOND FUNDS

           National Funds

           Long-term

           Insured Long-term

           Intermediate-term

           Limited-term

           Nuveen Family of Municipal Bond Funds

           [Map Appears Here]

           State Funds

           Alabama             Kentucky/3/            New York/1/

           Arizona             Louisiana              North Carolina

           California/1/       Maryland               Ohio

           Colorado            Massachusetts/1/       Pennsylvania

           Connecticut         Michigan               South Carolina

           Florida/2/          Missouri               Tennessee

           Georgia             New Jersey/2/          Virginia

           Kansas              New Mexico             Wisconsin


           1. Long-term and insured long-term portfolios.

           2. Long-term and intermediate-term portfolios.

           3. Long-term and limited-term portfolios.



NUVEEN
John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286

(800) 621-7227
www.nuveen.com

NUVEEN
Municipal
Bond Funds


September 12, 1997

Prospectus

Dependable, tax-free income                     [PHOTO APPEARS HERE]
to help you keep more of
what you earn.




Maryland
Pennsylvania
Virginia

Investing in Nuveen Mutual Funds


Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today, we offer a range of equity and fixed-income mutual funds designed to suit the unique circumstances and financial planning needs of mature investors. More than 1.3 million investors have entrusted Nuveen to help them maintain the lifestyle they currently enjoy.

Value investing -- purchasing quality securities that represent good relative value -- is the cornerstone of Nuveen's investment philosophy. It is a disciplined, long-term strategy that offers the potential for above average returns over time with moderated risk. Successful value investing begins with in-depth research and a discerning eye for marketplace opportunity. Our team of investment professionals is backed by the discipline, resources and expertise of Nuveen's almost a century of investment experience, including one of the most recognized research departments in the industry.

This prospectus describes in detail the investment objectives, policies and risks of certain Nuveen municipal bond funds. We invite you to discuss the contents with your financial adviser, or you may call us at 800-621-7227 for additional information.

                    Nuveen Maryland Municipal Bond Fund
                    Nuveen Flagship Pennsylvania Municipal Bond Fund Nuveen Flagship Virginia Municipal Bond Fund

                    SEPTEMBER 12, 1997

                    PROSPECTUS

                    OVERVIEW

                    The funds listed above are part of the Nuveen Flagship Multistate Trust I, an open-end investment company. Each fund seeks to provide high double or triple tax-free income and preservation of capital through in-vestments in diversified portfolios of quality munici-pal bonds whose income is exempt from regular federal, state and, in some cases, local income taxes.

                    Each fund offers a set of flexible purchase options which permit you to purchase fund shares in the way that is best suited to your individual circumstances and investment needs. For detailed information about these flexible purchase options, please refer to "How to Select a Purchase Option" later in this prospectus.

                    This prospectus contains important information you should know before investing. Please read it carefully and keep it for future reference. You can find more detailed information about each fund in the statement of additional information which is part of this pro-spectus by reference. For a free copy, write to Nuveen or call (800) 621-7227.

                    SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY OTHER U.S. GOVERNMENT AGENCY. SHARES OF THE FUNDS INVOLVE INVESTMENT RISKS, INCLUD-ING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVEST-ED.

                    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EX-CHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPEC-TUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                    CONTENTS

                     1 OVERVIEW                      DIVIDENDS AND TAXES

                     2 FUND SUMMARIES AND         13 How the Funds Pay Divi-
                       FINANCIAL HIGHLIGHTS          dends

                        FUND STRATEGIES           13 Taxes and Tax Reporting

                     8 Investment Objective       14 Taxable Equivalent Yields

                     8 How the Funds Select          GENERAL INFORMATION
                       Investments
                                                  15 How to Contact Nuveen
                     9 Risk Reduction Strategies
                                                  15 Fund Service Providers
                        INVESTING IN THE FUNDS
                                                  16 How the Funds Report Per-
                     9 How to Buy Fund Shares        formance

                     10 How to Select a Purchase  16 How Fund Shares are Priced
                        Option
                                                  16 Organization
                     11 How to Sell Fund Shares
                                                     APPENDIX
                     12 Exchanging Shares
                                                  16 Special State Considera-
                     12 Optional Features and        tions
                        Services

                                      ---

NUVEEN MARYLAND MUNICIPAL BOND FUND

                  PERFORMANCE INFORMATION AS OF 5/31/97

INCEPTION: December 13, 1991

NET ASSETS: $58.5 million
TOTAL RETURN (ANNUALIZED)

--------------------------------------------------------------------------------------------
                     CLASS A         CLASS A
               (OFFER PRICE)            (NAV)        CLASS B         CLASS C         CLASS R
--------------------------------------------------------------------------------------------
1 Year                 2.18%           6.66%           5.99%           5.92%           6.88%
5 Years                5.52%           6.43%           5.71%           5.68%           6.70%
Inception              5.57%           6.44%           5.72%           5.69%           6.71%

Class R total returns reflect actual performance for all periods; Classes A, B and C total returns reflect actual performance for periods since class incep-tion (see "Financial Highlights" for dates), and Class R performance for peri-ods prior to class inception, adjusted for the differences in sales charges and fees between the classes. Class B total returns assume an ongoing invest-ment and do not reflect the imposition of the CDSC; your returns for the 1 year and 5 year periods would be lower if you redeemed at the end of those pe-riods. See Overview of Fund Operating Expenses and Shareholder Transaction Ex-penses.

The fund assumes investment risk in pursuit of its investment objective, chiefly in the form of interest rate risk and credit risk. The fund limits this risk by purchasing only certain types and maturities of municipal bonds and by diversifying its investment portfolio geographically and by industry. See Risk Reduction Strategies for further information.

MATURITY (YEARS)

[BAR GRAPH APPEARS HERE]

Average Maturity           19.2
Average Modified Duration   6.2


CREDIT QUALITY

[PIE CHART APPEARS HERE]

BBB/NR               (9%)
A                   (10%)
AA                  (20%)
AAA/Pre-refunded    (61%)


INDUSTRY DIVERSIFICATION (TOP 5)

[PIE CHART APPEARS HERE]

Hospitals              (14%)
General Obligations    (19%)
Other                  (21%)
Escrowed Bonds         (12%)
Housing Facilities     (22%)
Transportation         (12%)


                    EXPENSE INFORMATION AS OF 5/31/97

SHAREHOLDER TRANSACTION EXPENSES
-------------------------------------------------------------------------------

(Maximum, as % of Offering Price)

                                                         CLASS A CLASS B CLASS C CLASS R
----------------------------------------------------------------------------------------
Sales Charge on Purchases                               4.20%(1)       -       -       -
Sales Charge on Reinvested Dividends                           -       -       -       -
Contingent Deferred Sales Charge (CDSC) on Redemptions     - (1)   5%(2)   1%(3)       -

OVERVIEW OF FUND OPERATING EXPENSES (4)
-------------------------------------------------------------------------------
(Annual, as % of Average Net Assets)

                        CLASS A               CLASS B               CLASS C               CLASS R
-------------------------------------------------------------------------------------------------
Management Fees           0.55%                 0.55%                 0.55%                 0.55%
12b-1 Fees                0.20%                 0.95%                 0.75%                     -
Other                     0.24%                 0.24%                 0.24%                 0.24%
-------------------------------------------------------------------------------------------------
 Total (Gross)            0.99%                 1.74%                 1.54%                 0.79%
Waivers/
Reimbursements          (0.06%)               (0.06%)               (0.06%)               (0.06%)
-------------------------------------------------------------------------------------------------
 Total (Net)              0.93%                 1.68%                 1.48%                 0.73%

SUMMARY OF SHAREHOLDER EXPENSES (5)
-------------------------------------------------------------------------------
The example illustrates the expenses on a hypothetical $1,000 investment in the fund based on the Total Expenses shown at left, an assumed annual total return of 5% and reinvestment of all dividends.

HOLDING PERIOD         CLASS A               CLASS B               CLASS C               CLASS R
------------------------------------------------------------------------------------------------
1 Year                     $51                   $57                   $15                    $7
3 Years                    $70                   $85                   $47                   $23
5 Years                    $91                  $103                   $81                   $41
10 Years                  $152                  $179                  $177                   $91

                                      ---

                             FINANCIAL HIGHLIGHTS

The financial highlights below are excerpted from the fund's latest annual re-port which has been audited by Deloitte & Touche LLP, the fund's independent auditors and for the periods prior to January 31, 1997, by Arthur Andersen LLP, the fund's former independent auditors. You may find more information about the fund's performance in its annual report. For a free copy of the fund's latest annual and/or semi-annual reports, write to Nuveen or call (800) 621-7227.

CLASS
(INCEPTION                 OPERATING PERFORMANCE      LESS DISTRIBUTIONS
DATE)                      ----------------------  ------------------------
                                              NET
                                         REALIZED
                       NET                    AND   DIVIDENDS                  NET    TOTAL
MARYLAND             ASSET             UNREALIZED    FROM TAX                ASSET   RETURN
                     VALUE        NET GAIN (LOSS)  EXEMPT NET DISTRIBUTIONS  VALUE   ON NET
YEAR ENDING      BEGINNING INVESTMENT        FROM  INVESTMENT  FROM CAPITAL END OF    ASSET
MAY 31,          OF PERIOD  INCOME(b) INVESTMENTS      INCOME         GAINS PERIOD VALUE(a)
--------------------------------------------------------------------------------------------
CLASS A (9/94)
1997(F)             $10.25       $.16       $ .01      $(.17)        $   -  $10.25     1.63%
1997(e)              10.43        .46        (.15)      (.49)            -   10.25     3.06
1996(e)               9.60        .48         .85       (.50)            -   10.43    14.07
1995(c)               9.84        .20        (.23)      (.21)            -    9.60     (.26)
CLASS B (3/97)
1997(D)              10.29        .10        (.04)      (.10)            -   10.25      .83
CLASS C (9/94)
1997(F)              10.24        .15          -        (.15)            -   10.24     1.43
1997(e)              10.42        .39        (.16)      (.41)            -   10.24     2.28
1996(e)               9.59        .41         .84       (.42)            -   10.42    13.24
1995(c)               9.75        .16        (.15)      (.17)            -    9.59      .12
CLASS R (12/91)
1997(F)              10.26        .17          -        (.17)            -   10.26     1.68
1997(e)              10.44        .47        (.14)      (.51)            -   10.26     3.29
1996(e)               9.61        .51         .84       (.52)            -   10.44    14.33
1995(e)              10.62        .51       (1.01)      (.51)            -    9.61    (4.58)
1994(e)               9.91        .51         .72       (.50)         (.02)  10.62    12.71
1993(e)               9.53        .44         .39       (.44)         (.01)   9.91     8.96
1992(c)               9.53         -           -           -             -    9.53       -
--------------------------------------------------------------------------------------------
CLASS
(INCEPTION                  RATIOS/SUPPLEMENTAL DATA
DATE)            ---------------------------------------------------
                                                  RATIO
                                                 OF NET
                                  RATIO OF   INVESTMENT
                                  EXPENSES    INCOME TO
                                TO AVERAGE      AVERAGE
MARYLAND                        NET ASSETS   NET ASSETS
                     NET ASSETS      AFTER        AFTER   PORTFOLIO
YEAR ENDING       END OF PERIOD REIMBURSE-   REIMBURSE-    TURNOVER
MAY 31,          (IN THOUSANDS)    MENT(b)      MENT(b)        RATE
--------------------------------------------------------------------------------------------
CLASS A (9/94)
1997(F)                 $12,977        .95%+       4.90%+         3%
1997(e)                  11,788       1.00         4.79           4
1996(e)                   6,860       1.00         4.74          17
1995(c)                   1,605       1.00+        5.26+         35
CLASS B (3/97)
1997(D)                     150       1.70+        4.00+          3
CLASS C (9/94)
1997(F)                   2,103       1.50+        4.35+          3
1997(e)                   1,985       1.75         4.05           4
1996(e)                   1,438       1.75         4.04          17
1995(c)                     860       1.75+        4.55+         35
CLASS R (12/91)
1997(F)                  43,306        .75+        5.10+          3
1997(e)                  43,738        .75         5.06           4
1996(e)                  47,389        .75         5.07          17
1995(e)                  42,741        .75         5.28          35
1994(e)                  47,822        .75         4.85           4
1993(e)                  28,283        .75+        4.96+         20
1992(c)                      15         -            -           -
--------------------------------------------------------------------------------------------

+ Annualized.
(a) Total returns are calculated on net asset value without any sales charge.
(b) After the waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory.
(c) From commencement of class operations as noted through January 31.
(d) From commencement of class operations as noted through May 31.
(e) For year ending January 31.
(f) Four months ending May 31.

NOTES:
(1) The Class A sales charge may be reduced or waived based on the amount of purchase or for certain eligible categories of investors. A CDSC of 1% is imposed on redemptions of certain purchases of $1 million or more within 18 months of purchase. See "How to Select a Purchase Option."
(2) CDSC declines to 0% at the end of six years.
(3) Imposed only on redemptions within 12 months of purchase.

(4) Effective February 1, 1997, the funds reduced the service fee on Class A and C shares from 0.25% to 0.20% and reduced the distribution fee on Class C shares from 0.75% to 0.55%. Long-term holders of Class B and C shares may pay more in distribution fees and CDSCs than the maximum initial sales charge permitted under National Association of Securities Dealers (NASD) Rules of Fair Practice. Nuveen Advisory has voluntarily agreed through July 31, 1998 to waive fees or reimburse expenses so that the total oper-ating expenses (not counting distribution and service fees) for the fund do not exceed 0.75% of average daily net assets.

(5) The expenses shown assume that you redeem your shares at the end of each holding period. Class B shares convert to Class A shares after eight years. If instead you redeemed your shares immediately prior to the end of each holding period, your expenses would be higher. If you did not redeem Class B shares at the end of each holding period, your expenses would have been $17 for the one year period, $53 for the three year period, $91 for the five year period, and $179 for the ten year period. This example does not represent past or future expenses; actual expenses may be higher or lower.

                                      ---

NUVEEN FLAGSHIP PENNSYLVANIA MUNICIPAL BOND FUND

                  PERFORMANCE INFORMATION AS OF 5/31/97

INCEPTION:October 29, 1986

NET ASSETS: $119.6 million
TOTAL RETURN (ANNUALIZED)

--------------------------------------------------------------------------------------------
                     CLASS A         CLASS A
               (OFFER PRICE)            (NAV)        CLASS B         CLASS C         CLASS R
--------------------------------------------------------------------------------------------
1 Year                 3.81%           8.37%           7.91%           7.88%           8.44%
5 Years                5.87%           6.78%           6.22%           6.20%           6.80%
10 Years               7.65%           8.11%           7.64%           7.53%           8.12%
Inception              6.74%           7.18%           6.74%           6.59%           7.18%

Class A total returns reflect actual performance for all periods; Classes B, C and R total returns reflect actual performance for periods since class incep-tion (see "Financial Highlights" for dates), and Class A performance for peri-ods prior to class inception, adjusted for the differences in sales charges and (in the case of Classes B and C) fees between the classes. Class B total returns assume an ongoing investment and do not reflect the imposition of the CDSC; your returns for the 1 year and 5 year periods would be lower if you re-deemed at the end of those periods. See Overview of Fund Operating Expenses and Shareholder Transaction Expenses.

The fund assumes investment risk in pursuit of its investment objective, chiefly in the form of interest rate risk and credit risk. The fund limits this risk by purchasing only certain types and maturities of municipal bonds and by diversifying its investment portfolio geographically and by industry. See Risk Reduction Strategies for further information.

MATURITY (YEARS)

[BAR GRAPH APPEARS HERE]

Average Maturity           21.1
Average Modified Duration   8.2


CREDIT QUALITY

[PIE CHART APPEARS HERE]

BBB/NR               (23%)
A                    (22%)
AA                    (9%)
AAA/Pre-refunded     (46%)


INDUSTRY DIVERSIFICATION (TOP 5)

[PIE CHART APPEARS HERE]

Tax Revenue           (9%)
Housing Facilities   (12%)
General Obligations  (11%)
Pollution Control    (14%)
Other                (31%)
Hospitals            (23%)


                    EXPENSE INFORMATION AS OF 5/31/97

SHAREHOLDER TRANSACTION EXPENSES
-------------------------------------------------------------------------------
(Maximum, as % of Offering Price)

                                                         CLASS A CLASS B CLASS C CLASS R
----------------------------------------------------------------------------------------
Sales Charge on Purchases                               4.20%(1)       -       -       -
Sales Charge on Reinvested Dividends                           -       -       -       -
Contingent Deferred Sales Charge (CDSC) on Redemptions     - (1)   5%(2)   1%(3)       -

OVERVIEW OF FUND OPERATING EXPENSES (4)
-------------------------------------------------------------------------------
(Annual, as % of Average Net Assets)

                       CLASS A              CLASS B              CLASS C              CLASS R
----------------------------------------------------------------------------------------------
Management Fees          0.55%                0.55%                0.55%                0.55%
12b-1 Fees               0.20%                0.95%                0.75%                    -
Other                    0.21%                0.21%                0.21%                0.21%
----------------------------------------------------------------------------------------------
 Total (Gross)           0.96%                1.71%                1.51%                0.76%
Waivers/
Reimbursements          (0.34%)              (0.34%)              (0.34%)              (0.34%)
----------------------------------------------------------------------------------------------
 Total (Net)             0.62%                1.37%                1.17%                0.42%

SUMMARY OF SHAREHOLDER EXPENSES (5)
-------------------------------------------------------------------------------
The example illustrates the expenses on a hypothetical $1,000 investment in the fund based on the Total Expenses shown at left, an assumed annual total return of 5% and reinvestment of all dividends.

HOLDING PERIOD         CLASS A               CLASS B               CLASS C               CLASS R
------------------------------------------------------------------------------------------------
1 Year                     $48                   $54                   $12                    $4
3 Years                    $61                   $75                   $37                   $13
5 Years                    $75                   $87                   $64                   $24
10 Years                  $116                  $144                  $142                   $53

                                      ---

                             FINANCIAL HIGHLIGHTS

The financial highlights below are excerpted from the fund's latest annual re-port which has been audited by Deloitte & Touche LLP, the fund's independent auditors. You may find more information about the fund's performance in its annual report. For a free copy of the fund's latest annual and/or semi-annual reports, write to Nuveen or call (800) 621-7227. Information for the years be-ginning prior to February 1, 1997 reflects the financial highlights of the Flagship Pennsylvania Triple Tax Exempt Fund.

CLASS
(INCEPTION                 OPERATING PERFORMANCE      LESS DISTRIBUTIONS
DATE)                      ----------------------  -------------------------
                                              NET
                                         REALIZED
                       NET                    AND   DIVIDENDS                   NET    TOTAL
PENNSYLVANIA ++      ASSET             UNREALIZED    FROM TAX                 ASSET   RETURN
                     VALUE        NET GAIN (LOSS)  EXEMPT NET  DISTRIBUTIONS  VALUE   ON NET
YEAR ENDING      BEGINNING INVESTMENT        FROM  INVESTMENT   FROM CAPITAL END OF    ASSET
MAY 31,          OF PERIOD  INCOME(b) INVESTMENTS      INCOME          GAINS PERIOD VALUE(a)
---------------------------------------------------------------------------------------------
CLASS A (10/86)
1997                $10.00       $.57       $ .25       $(.57)          $ -  $10.25     8.37%
1996                 10.21        .59        (.20)       (.60)            -   10.00     3.83
1995                 10.06        .60         .16        (.61)            -   10.21     7.90
1994                 10.38        .61        (.32)       (.61)            -   10.06     2.70
1993                  9.90        .62         .47        (.61)            -   10.38    11.34
1992                  9.60        .63         .30        (.63)            -    9.90     9.98
1991                  9.39        .62         .22        (.63)            -    9.60     9.26
1990                  9.49        .63        (.10)       (.63)            -    9.39     5.70
1989                  9.01        .64         .48        (.64)            -    9.49    12.79
1988                  8.83        .65         .18        (.65)            -    9.01     9.70
CLASS B (2/97)
1997(C)              10.21        .16         .06        (.16)            -   10.27     2.18
CLASS C (2/94)
1997                  9.99        .51         .26        (.51)            -   10.25     7.88
1996                 10.21        .53        (.21)       (.54)            -    9.99     3.16
1995                 10.06        .54         .16        (.55)            -   10.21     7.31
1994(c)              10.71        .16        (.64)       (.17)            -   10.06   (13.46)
CLASS R (2/97)
1997(C)              10.21        .20         .03        (.19)            -   10.25     2.31
---------------------------------------------------------------------------------------------
CLASS
(INCEPTION                  RATIOS/SUPPLEMENTAL DATA
DATE)            -------------------------------------------------
                                                 RATIO
                                                OF NET
                                  RATIO OF  INVESTMENT
                                  EXPENSES   INCOME TO
                                TO AVERAGE     AVERAGE
PENNSYLVANIA ++                 NET ASSETS  NET ASSETS
                     NET ASSETS      AFTER       AFTER  PORTFOLIO
YEAR ENDING       END OF PERIOD REIMBURSE-  REIMBURSE-   TURNOVER
MAY 31,          (IN THOUSANDS)    MENT(b)     MENT(b)       RATE
---------------------------------------------------------------------------------------------
CLASS A (10/86)
1997                    $55,667        .70%       5.61%        46%
1996                     44,392        .79        5.76         65
1995                     42,600        .89        6.08         50
1994                     42,226        .91        5.80         21
1993                     40,705        .92        6.07         23
1992                     36,917        .83        6.47         41
1991                     35,408        .91        6.63         23
1990                     35,632        .92        6.65         30
1989                     33,476        .98        6.84         23
1988                     33,838        .72        7.28         52
CLASS B (2/97)
1997(C)                     229       1.35+       4.84+        46
CLASS C (2/94)
1997                      6,320       1.25        5.06         46
1996                      4,442       1.68        4.85         65
1995                      3,118       1.84        5.05         50
1994(c)                   1,697       1.68+       4.64+        21
CLASS R (2/97)
1997(C)                  57,383        .39+       5.83+        46
---------------------------------------------------------------------------------------------

+ Annualized.
++ Information included prior to the year ending May 31, 1997, reflects the financial highlights of Flagship Pennsylvania.
(a) Total returns are calculated on net asset value without any sales charge.
(b) After the waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory or its predecessor Flagship Financial.
(c) From commencement of class operations as noted.



NOTES:
(1) The Class A sales charge may be reduced or waived based on the amount of purchase or for certain eligible categories of investors. A CDSC of 1% is imposed on redemptions of certain purchases of $1 million or more within 18 months of purchase. See "How to Select a Purchase Option."
(2) CDSC declines to 0% at the end of six years.
(3) Imposed only on redemptions within 12 months of purchase.
(4) Effective February 1, 1997, the fund eliminated the 0.20% distribution fee on Class A shares and reduced the distribution fee on Class C shares from 0.75% to 0.55%. Long-term holders of Class B and C shares may pay more in distribution fees and CDSCs than the maximum initial sales charge permit-ted under National Association of Securities Dealers (NASD) Rules of Fair Practice. The waiver/reimbursement levels shown reflect Nuveen's current undertaking, made in connection with its acquisition of Flagship Resources as described in "Fund Service Providers--Investment Adviser," to continue Flagship's general dividend-setting practices.


(5) The expenses shown assume that you redeem your shares at the end of each holding period. Class B shares convert to Class A shares after eight years. If instead you redeemed your shares immediately prior to the end of each holding period, your expenses would be higher. If you did not redeem Class B shares at the end of each holding period, your expenses would have been $14 for the one year period, $43 for the three year period, $75 for the five year period, and $144 for the ten year period. This example does not represent past or future expenses; actual expenses may be higher or lower.

                                      ---

NUVEEN FLAGSHIP VIRGINIA MUNICIPAL BOND FUND

                  PERFORMANCE INFORMATION AS OF 5/31/97

INCEPTION:
     March 27, 1986
NET ASSETS:

     $191.3 million
TOTAL RETURN (ANNUALIZED)
-------------------------------------------------------------------------------

                     CLASS A         CLASS A
               (OFFER PRICE)           (NAV)         CLASS B         CLASS C         CLASS R
--------------------------------------------------------------------------------------------
1 Year                 3.66%           8.20%           7.54%           7.61%           8.28%
5 Years                6.08%           6.99%           6.39%           6.38%           7.01%
10 Years               7.72%           8.19%           7.71%           7.59%           8.19%
Inception              7.11%           7.52%           7.10%           6.92%           7.53%

Class A total returns reflect actual performance for all periods; Classes B, C and R total returns reflect actual performance for periods since class incep-tion (see "Financial Highlights" for dates), and Class A performance for peri-ods prior to class inception, adjusted for the differences in sales charges and (in the case of Classes B and C) fees between the classes. Class B total returns assume an ongoing investment and do not reflect the imposition of the CDSC; your returns for the 1 year and 5 year periods would be lower if you re-deemed at the end of those periods. See Overview of Fund Operating Expenses and Shareholder Transaction Expenses.

The fund assumes investment risk in pursuit of its investment objective, chiefly in the form of interest rate risk and credit risk. The fund limits this risk by purchasing only certain types and maturities of municipal bonds and by diversifying its investment portfolio geographically and by industry. See Risk Reduction Strategies for further information.

MATURITY (YEARS)

[BAR GRAPH APPEARS HERE]

Average Maturity           21.2
Average Modified Duration   7.5


CREDIT QUALITY

[PIE CHART APPEARS HERE]

BBB/NR            (15%)
A                 (29%)
AA                (31%)
AAA/Pre-refunded  (25%)


INDUSTRY DIVERSIFICATION (TOP 5)

[PIE CHART APPEARS HERE]

Housing Facilities        (12%)
Education                 (12%)
Pollution Control         (12%)
Municipal Appropriations  (12%)
Other                     (32%)
Hospitals                 (20%)


                    EXPENSE INFORMATION AS OF 5/31/97

SHAREHOLDER TRANSACTION EXPENSES
-------------------------------------------------------------------------------
(Maximum, as % of Offering Price)

                                                         CLASS A CLASS B CLASS C CLASS R
----------------------------------------------------------------------------------------
Sales Charge on Purchases                               4.20%(1)       -       -       -
Sales Charge on Reinvested Dividends                           -       -       -       -
Contingent Deferred Sales Charge (CDSC) on Redemptions     - (1)   5%(2)   1%(3)       -

OVERVIEW OF FUND OPERATING EXPENSES (4)
-------------------------------------------------------------------------------
(Annual, as % of Average Net Assets)

                       CLASS A              CLASS B              CLASS C              CLASS R
---------------------------------------------------------------------------------------------
Management Fees         0.55%                0.55%                0.55%                0.55%
12b-1 Fees              0.20%                0.95%                0.75%                    -
Other                   0.15%                0.15%                0.15%                0.15%
---------------------------------------------------------------------------------------------
 Total (Gross)          0.90%                1.65%                1.45%                0.70%
Waivers/
Reimbursements         (0.21%)              (0.21%)              (0.21%)              (0.21%)
---------------------------------------------------------------------------------------------
 Total (Net)            0.69%                1.44%                1.24%                0.49%

SUMMARY OF SHAREHOLDER EXPENSES (5)
-------------------------------------------------------------------------------
The example illustrates expenses on a hypothetical $1,000 investment in the fund based on the Total Expenses shown at left, an assumed annual total return of 5% and reinvestment of all dividends.

HOLDING PERIOD         CLASS A               CLASS B               CLASS C               CLASS R
------------------------------------------------------------------------------------------------
1 Year                     $49                   $54                   $13                    $5
3 Years                    $63                   $78                   $39                   $16
5 Years                    $79                   $90                   $68                   $27
10 Years                  $124                  $152                  $150                   $62

                                      ---

                             FINANCIAL HIGHLIGHTS

The financial highlights below are excerpted from the fund's latest annual re-port which has been audited by Deloitte & Touche LLP, the fund's independent auditors. You may find more information about the Fund's performance in its annual report. For a free copy of the fund's latest annual and/or semi-annual reports, write to Nuveen or call (800) 621-7227. Information for the years be-ginning prior to February 1, 1997 reflects the financial highlights of the Flagship Virginia Double Tax Exempt Fund.

CLASS                       OPERATING PERFORMANCE      LESS DISTRIBUTIONS
(INCEPTION DATE)            ----------------------  -------------------------
                                               NET
                                          REALIZED
                        NET                    AND   DIVIDENDS                    NET    TOTAL
VIRGINIA++            ASSET             UNREALIZED    FROM TAX                  ASSET   RETURN
                      VALUE        NET GAIN (LOSS)  EXEMPT NET  DISTRIBUTIONS   VALUE   ON NET
YEAR ENDING       BEGINNING INVESTMENT        FROM  INVESTMENT   FROM CAPITAL  END OF    ASSET
MAY 31,           OF PERIOD  INCOME(b) INVESTMENTS      INCOME          GAINS  PERIOD VALUE(a)
-----------------------------------------------------------------------------------------------
CLASS A (3/86)
1997                 $10.40       $.58       $ .25       $(.57)        $    -  $10.66     8.20%
1996                  10.56        .57        (.15)       (.58)             -   10.40     4.03
1995                  10.36        .59         .20        (.59)             -   10.56     7.99
1994                  10.82        .60        (.31)       (.60)         (.15)   10.36     2.62
1993                  10.24        .62         .62        (.62)         (.04)   10.82    12.41
1992                   9.97        .63         .27        (.63)             -   10.24     9.37
1991                   9.70        .63         .28        (.64)             -    9.97     9.72
1990                   9.76        .64        (.06)       (.64)             -    9.70     6.14
1989                   9.29        .64         .46        (.63)             -    9.76    12.25
1988                   9.09        .64         .19        (.63)             -    9.29     9.73
CLASS B (2/97)
1997(c)               10.62        .16         .04        (.16)             -   10.66     1.94
CLASS C (10/93)
1997                  10.39        .52         .26        (.52)             -   10.65     7.61
1996                  10.56        .51        (.16)       (.52)             -   10.39     3.37
1995                  10.36        .53         .20        (.53)             -   10.56     7.40
1994(c)               11.24        .34        (.78)       (.34)          (.10)  10.36  (7.13)+
CLASS R (2/97)
1997(c)               10.62        .20         .04        (.20)             -   10.66     2.26
-----------------------------------------------------------------------------------------------
CLASS                        RATIOS/SUPPLEMENTAL DATA
(INCEPTION DATE)  -------------------------------------------------
                                                  RATIO
                                                 OF NET
                                   RATIO OF  INVESTMENT
                                   EXPENSES   INCOME TO
                                 TO AVERAGE     AVERAGE
VIRGINIA++                       NET ASSETS  NET ASSETS
                  NET ASSETS END      AFTER       AFTER  PORTFOLIO
YEAR ENDING            OF PERIOD REIMBURSE-  REIMBURSE-   TURNOVER
MAY 31,           (IN THOUSANDS)    MENT(b)     MENT(b)       RATE
-----------------------------------------------------------------------------------------------
CLASS A (3/86)
1997                    $122,252        .74%       5.45%        23%
1996                     117,677        .83        5.41         17
1995                     112,643        .79        5.81         50
1994                     107,502        .64        5.53         17
1993                      96,105        .68        5.82         30
1992                      64,628        .75        6.28         27
1991                      48,062        .91        6.48         22
1990                      41,596        .91        6.54         35
1989                      37,151        .97        6.69         18
1988                      31,748        .88        6.95         75
CLASS B (2/97)
1997(c)                      381       1.47+       4.68+        23
CLASS C (10/93)
1997                      11,700       1.29        4.89         23
1996                      10,978       1.38        4.84         17
1995                       6,537       1.34        5.24         50
1994(c)                    4,759       1.14+       4.85+        17
CLASS R (2/97)
1997(c)                   57,002        .52+       5.69+        23
-----------------------------------------------------------------------------------------------

+ Annualized.
++ Information included prior to the year ending May 31, 1997, reflects the financial highlights of Flagship Virginia.
(a) Total returns are calculated on net asset value without any sales charge.
(b) After waiver of certain management fees a reimbursement of expenses, if applicable, by Nuveen Advisory or its predecessor Flagship Financial.
(c) From commencement of class operations as noted.

NOTES:
(1) The Class A sales charge may be reduced or waived based on the amount of purchase or for certain eligible categories of investors. A CDSC of 1% is imposed on redemptions of certain purchases of $1 million or more within 18 months of purchase. See "How to Select a Purchase Option."
(2) CDSC declines to 0% at the end of six years.
(3) Imposed only on redemptions within 12 months of purchase.
(4) Effective February 1, 1997, the fund eliminated the 0.20% distribution fee on Class A shares and reduced the distribution fee on Class C shares from 0.75% to 0.55%. Long-term holders of Class C shares may pay more in dis-tribution fees and CDSCs than the maximum initial sales charge permitted under National Association of Securities Dealers (NASD) Rules of Fair Practice. The waiver/reimbursement levels shown reflect Nuveen's current undertaking, made in connection with its acquisition of Flagship Resources as described in "Fund Service Providers--Investment Adviser," to continue Flagship's general dividend-setting practices.

(5) The expenses shown assume that you redeem your shares at the end of each holding period. Class B shares convert to Class A shares after eight years. If instead you redeemed your shares immediately prior to the end of each holding period, your expenses would be higher. If you did not redeem Class B shares at the end of each holding period, your expenses would have been $15 for the one year period, $46 for the three year period, $79 for the five year period, and $152 for the ten year period. This example does not represent past or future expenses; actual expenses may be higher or lower.

                                      ---

FUND STRATEGIES

INVESTMENT OBJECTIVE

The investment objective of each fund is to provide you with as high a level of current interest income exempt from regular federal, state and, in some cases, local income taxes as is consistent with preservation of capital. There is no assurance that the funds will achieve their investment objective.

INVESTOR SUITABILITY
The funds are a suitable investment for tax-conscious investors seeking to:

 .  Earn regular monthly tax-free dividends;

 .  Preserve investment capital over time;

 .  Reduce taxes on investment income;

 . Set aside money systematically for retirement, estate planning or college funding.

The funds are not a suitable investment for individuals seeking to:

 . Pursue an aggressive, high-growth investment strategy;

 . Invest through an IRA or 401k plan;

 . Avoid fluctuations in share price.

HOW THE FUNDS SELECT INVESTMENTS


TAX-FREE MUNICIPAL BONDS
The funds invest substantially all of their assets (at least 80%) in municipal bonds from a specific state that pay interest that is exempt from regular fed-eral, state and, in some cases, local income taxes. Income from these bonds may be subject to the federal alternative minimum tax.

Municipal bonds are either general obligation or revenue bonds and typically are issued to finance public projects (such as roads or public buildings), to pay general operating expenses, or to refinance outstanding debt. Municipal bonds may also be issued for private activities, such as housing, medical and educational facility construction, or for privately owned industrial develop-ment and pollution control projects. General obligation bonds are backed by the full faith and credit, or taxing authority, of the issuer and may be re-paid from any revenue source; revenue bonds may be repaid only from the reve-nues of a specific facility or source.

FOCUS ON QUALITY MUNICIPAL BONDS
The funds purchase only quality municipal bonds that are either rated invest-ment grade (AAA/Aaa to BBB/Baa) by independent ratings agencies at the time of purchase or are non-rated but judged to be investment grade by the funds' in-vestment adviser. If suitable municipal bonds from a specific state are not available at attractive prices and yields, a fund may invest in municipal bonds of U.S. territories (such as Puerto Rico and Guam) which are exempt from regular federal, state, and local income taxes. The funds may not invest more than 20% of their net assets in these territorial municipal bonds.

The funds may purchase municipal bonds that represent lease obligations. These carry special risks because the issuer of the bonds may not be obligated to appropriate money annually to make payments under the lease. In order to re-duce this risk, the funds will only purchase leases where the issuer has a strong incentive to continue making appropriations until maturity.

Bond ratings are furnished by Standard & Poor's Corporation, Fitch Investors Services, and Moody's Investors Services. The ratings BBB and Baa are not identical--S&P and Fitch consider bonds rated BBB to have adequate capacity to pay principal and interest; Moody's considers bonds rated Baa to have some speculative characteristics. Bond ratings represent the opinions of the rat-ings agencies; they are not absolute standards of quality.

VALUE INVESTING STRATEGY
The funds' investment adviser uses a value-oriented strategy and looks for higher-yielding and undervalued municipal bonds that offer above-average total return potential. The adviser emphasizes fundamental research and selects mu-nicipal bonds on the basis of its evaluation of each bond's relative value in terms of current yield, price, credit quality and future prospects. The ad-viser then monitors each fund's portfolio to assure that municipal bonds pur-chased continue to represent over time, in its opinion, the best values avail-able.

PORTFOLIO MATURITY
Each fund purchases municipal bonds with different maturities in pursuit of its investment objective, but maintains under normal market conditions an in-vestment portfolio with an overall weighted average maturity within a defined range. All of the funds described in this prospectus are long-term funds and normally maintain a weighted average portfolio maturity of 15 to 30 years. See "Defensive Investment Strategies" below for further information.

PORTFOLIO TURNOVER
A fund buys and sells portfolio securities in the normal course of its invest-ment activities. The proportion of the fund's investment portfolio that is sold and replaced with new securities during a year is known as the fund's portfolio turnover rate. The funds intend to keep portfolio turnover rela-tively low in order to reduce trading costs and the realization of taxable capital gains. Each fund, however, may make limited short-term trades to take advantage of market opportunities or reduce market risk.

DELAYED DELIVERY TRANSACTIONS
Each fund may buy or sell bonds on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date. This type of transaction may involve an element of risk because no interest accrues on the bonds prior to settlement

                                      ---
and, since securities are subject to market fluctuation, the value of the bonds at time of delivery may be less (or more) than cost.

RISK REDUCTION STRATEGIES


In pursuit of its investment objective, each fund assumes investment risk, chiefly in the form of interest rate and credit risk. Interest rate risk is the risk that changes in market interest rates will affect the value of a fund's investment portfolio. In general, the value of a municipal bond falls when interest rates rise, and increases when interest rates fall. Credit risk is the risk that an issuer of a municipal bond is unable to meet its obliga-tion to make interest and principal payments. In general, lower rated munici-pal bonds are perceived to carry a greater degree of risk in the issuer's ability to make interest and principal payments. Municipal bonds with longer maturities (durations) or lower ratings generally provide higher current in-come, but are subject to greater price fluctuation due to changes in market conditions than bonds with shorter maturities or higher ratings, respectively.

Because the funds primarily purchase municipal bonds from a specific state, each fund also bears investment risk from the economic, political or regula-tory changes that could adversely affect municipal bond issuers in that state and therefore the value of the fund's investment portfolio. These risks may be greater for the funds because they are "non-diversified" funds which autho-rizes them to concentrate their investments in municipal bonds of certain is-suers to a greater extent than diversified funds.

The funds limit your investment risk generally by restricting the types and maturities of municipal bonds they purchase, and by diversifying their invest-ment portfolios across different industry sectors. The funds should be consid-ered long-term investments and may not be suitable for investors with short-term investment horizons.

INVESTMENT LIMITATIONS
The funds have adopted certain investment limitations (based on total fund as-sets) designed to limit your investment risk and maintain portfolio diversifi-cation. Each fund may not have more than:

 . 25% in any one industry sector, such as electric utilities or health care;

 . 10% in borrowings (33% if used to meet redemptions).

DEFENSIVE INVESTMENT STRATEGIES
Each fund may invest in high quality short-term municipal securities in order to reduce risk and preserve capital. Under normal market conditions, each fund may invest only up to 20% of net assets in short-term municipal securities that are exempt from regular federal income tax, although the funds may invest up to 100% as a temporary defensive measure in response to adverse market con-ditions. During temporary defensive periods, the weighted average maturity of a fund's investment portfolio may fall below the defined range described above under "Portfolio Maturity."

If suitable short-term municipal investments are not reasonably available, the funds may invest in short-term taxable securities that are rated Aaa or AAA, by Moody's or S&P, respectively, or issued by the U.S. government, and that have a maturity of one year or less or have a variable interest rate.

Each fund may also use various investment strategies designed to limit the risk of bond price fluctuations and to preserve capital. These hedging strate-gies include using financial futures contracts, options on financial futures, or options based on either an index of long-term tax-free securities or on debt securities whose prices, in the opinion of the funds' investment adviser, correlate with the prices of the funds' investments. The funds, however, have no present intent to use these strategies.

FUNDAMENTAL INVESTMENT POLICIES
Each fund's investment objective as well as the policies described above in "Focus on Quality Municipal Bonds" and "Risk Reduction Strategies" are funda-mental and may not be changed without the approval of a majority of the share-holders of each fund.

INVESTING IN THE FUNDS

HOW TO BUY FUND SHARES

You may open an account with $3,000 per fund share class and make additional investments at any time with as little as $50. Reinvestment of Nuveen unit trust distributions have no purchase minimums. Purchases through sponsors of fee-based programs meeting certain criteria, as described in the statement of additional information, may be eligible for lower minimums. The share price you pay will depend on when Nuveen receives your order: orders received before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) will receive that day's share price; otherwise you will re-ceive the next business day's share price.

BUYING SHARES THROUGH A FINANCIAL ADVISER
You may buy fund shares through your financial adviser, who can handle all the details for you, including establishing an account with Nuveen. Financial ad-visers can also help you review your financial needs and formulate long-term investment goals and objectives. In addition, financial advisers generally can help you develop a customized financial plan, select investments, and monitor and review your portfolio on an ongoing basis to assure your investments con-tinue to meet your needs as circumstances change.

Financial advisers are usually paid either from fund sales charges and fees or by charging you a separate fee in lieu of a sales charge for ongoing invest-ment advice and services.

If you do not have a financial adviser, call (800) 621-7227 and Nuveen can re-fer you to one in your area.

                                      ---

BUYING SHARES BY MAIL
You may also open an account and purchase shares by mail by completing the en-closed Nuveen application and mailing it along with your check (payable to the appropriate fund) to the address listed under "How to Contact Nuveen." Sales charges are not waived when you buy shares by mail.

Each fund reserves the right to reject any purchase order and waive or in-crease minimum investment requirements. The funds also reserve the right to suspend the issuance of shares at any time; any suspension, however, will not affect your ability to redeem shares.

HOW TO SELECT A PURCHASE OPTION

The funds offer you a variety of flexible options when buying shares. Whether you typically work with a financial adviser on a commission or a fee basis or prefer to work on a more self-directed basis, you can purchase shares in the way that is most suited to your individual circumstances and investment needs. Each of the four available ways to purchase fund shares is called a class of shares: Class A, Class B, Class C and Class R. While each of these classes features different sales charges, on-going fees and eligibility requirements, each entitles you to a share of the same portfolio of municipal bonds.

Selecting the class of shares which is most appropriate for you will depend on a variety of factors. You should weigh carefully whether you and your finan-cial adviser work on a commission or fee basis, the types of services that you will receive, the amount you intend to buy, how long you plan to own your in-vestment and whether or not you will reinvest dividends. If you compensate your financial adviser directly, you should consider the fees your financial adviser charges for investment advice or handling your trades in addition to any sales charges and fees imposed by the funds. Please refer to your finan-cial adviser's sales material for further information. Each class of shares is described in more detail below and under "Fund Service Providers--The Distrib-utor." Your financial adviser can explain each option and help you determine which is most appropriate for you, or you can call (800) 621-7227.

BUYING CLASS A SHARES
You may buy Class A shares at their public offering price on the day of pur-chase. The price you pay will equal the Class A NAV (net asset value) plus a sales charge based upon the amount of your purchase. Class A shares also bear a 0.20% annual service fee which compensates your financial adviser for pro-viding you with ongoing service.

The following Class A sales charges and commissions apply to all funds de-scribed in this prospectus:

CLASS A SALES CHARGES AND COMMISSIONS

-------------------------------------------------------------------------------------------
                                                                                 AUTHORIZED
                                                                                     DEALER
                                    SALES CHARGE                                 COMMISSION
                             -------------------------------------------         ----------
                              AS % OF                                               AS % OF
                               PUBLIC                    AS % OF                     PUBLIC
                             OFFERING                   YOUR NET                   OFFERING
PURCHASE AMOUNT                 PRICE                 INVESTMENT                      PRICE
-------------------------------------------------------------------------------------------
      Up to $50,000             4.20%                      4.38%                      3.70%
    $50,000-100,000              4.00                       4.18                       3.50
   $100,000-250,000              3.50                       3.63                       3.00
   $250,000-500,000              2.50                       2.56                       2.00
 $500,000-1,000,000              2.00                       2.04                       1.50
$1,000,000 and over              -(1)                          -                       -(1)

(1) Nuveen pays authorized dealers a commission equal to the sum of 1% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of any amount over $5 million. Unless the authorized dealer waived the commis-sion, you may be assessed a contingent deferred sales charge (CDSC) of 1% if you redeem any of your shares within 18 months of purchase. The CDSC is calculated on the lower of your purchase price or redemption proceeds.

Nuveen periodically undertakes sales promotion programs with authorized deal-ers and may pay them the full applicable sales charge as a commission. In ad-dition, Nuveen may provide support at its own expense to authorized dealers in connection with sales meetings, seminars, prospecting seminars and other events at which Nuveen presents its products and services. Under certain cir-cumstances, Nuveen may also make ongoing payments to authorized dealers to fa-cilitate the marketing and administration of new and existing shareholder ac-counts, including payments for advertising. The statement of additional infor-mation contains further information about these programs.

OTHER SALES CHARGE DISCOUNTS
Nuveen offers a number of programs that enable you to reduce or eliminate the sales charge on Class A shares:

Sales Charge Reductions

 . Rights of Accumulation

 . Letter of Intent

 . Group Purchase

Sales Charge Waivers

 . Nuveen Unit Trust Reinvestment

 . Purchases using Redemptions from Unrelated Funds

 . Fee-Based Programs

 . Bank Trust Departments

 . Certain Employees of Nuveen or Authorized Dealers

Please refer to the statement of additional information for detailed descrip-tions of these programs. Further information on these programs is also avail-able through your financial adviser or by calling (800) 621-7227. Your finan-cial adviser can also provide and help you prepare the necessary application forms. You or your financial adviser are responsible

                                      ---
for notifying Nuveen about your eligibility for any sales charge reduction or waiver at the time of each purchase.

The funds may modify or discontinue these programs at any time upon written notice to shareholders.

BUYING CLASS B SHARES
You may buy Class B shares at their public offering price on the day of pur-chase. The price you pay will equal the Class B NAV. There is no initial sales charge, but Class B shares bear a 0.20% annual service fee which compensates your financial adviser for providing you with ongoing service, and a 0.75% an-nual distribution fee which compensates Nuveen for paying your financial ad-viser a 4% commission at the time of purchase.

Class B shares convert automatically to Class A shares eight years after pur-chase. Class B shares will convert only if the fund is assured that the con-version does not generate tax consequences for investors, based upon the opin-ion of outside counsel or the written assurance of the IRS.

CLASS B CONTINGENT DEFERRED SALES CHARGE
If you redeem Class B shares within six years of purchase, you will be as-sessed a contingent deferred sales charge (CDSC) based upon the following schedule:

                                      DURING YEAR
---------------------------------------------------------------------------------------------------------------
             1               2               3               4               5               6              7+
---------------------------------------------------------------------------------------------------------------
CDSC         5%              4%              4%              3%              2%              1%              0%

The CDSC is calculated on the lower of your purchase price or redemption pro-ceeds.

BUYING CLASS C SHARES
You may buy Class C shares at their public offering price on the day of pur-chase. The price you pay will equal the Class C NAV. There is no initial sales charge but Class C shares bear a 0.20% annual service fee which compensates your financial adviser for providing you with ongoing service, and a 0.55% an-nual distribution fee which compensates Nuveen for paying your financial ad-viser for the sale, including a 1% commission at the time of sale.

If you redeem your Class C shares within one year of purchase, you may be as-sessed a CDSC of 1%. The CDSC is calculated on the lower of your purchase price or redemption proceeds.

BUYING CLASS R SHARES
You may purchase Class R shares at their public offering price on the day of purchase. The price you pay will equal the Class R NAV. You may purchase Class R shares only if you are investing at least $1 million or would otherwise qualify to purchase Class A shares without a sales charge, under certain of the programs described under "Other Sales Charge Discounts" above. See the statement of additional information for more details. There are no sales charges or ongoing fees. Class R shares have lower ongoing expenses than Class A shares.

HOW TO SELL FUND SHARES

You may use one of the methods described below to redeem your shares on any day the New York Stock Exchange is open. You will receive the share price next determined after Nuveen has received your redemption request in good order. Your redemption request must be received before the close of trading of the New York Stock Exchange (normally 4 p.m. Eastern time) for you to receive that day's price. The funds do not charge any redemption fees, although you will be assessed a CDSC where applicable.

SELLING SHARES THROUGH YOUR FINANCIAL ADVISER
You may sell fund shares by contacting your financial adviser who can provide and help you prepare all the necessary documentation. Your financial adviser may charge you for this service.

SELLING SHARES BY TELEPHONE
Unless you have declined telephone redemption privileges, you may sell fund shares by calling (800) 621-7227. Your redemption must not exceed $50,000 and you may not redeem by telephone shares held in certificate form. Checks will be issued only to the shareholder on record and mailed to the address on rec-ord. If you have established electronic funds transfer privileges on your ac-count, you may have redemption proceeds transferred electronically to your bank account; if you are redeeming $1,000 or more, you may expedite your re-quest by having your redemption proceeds wired directly into your bank ac-count. See "Fund Direct--Electronic Funds Transfer" below.

Nuveen, the transfer agent or the fund will be liable for losses resulting from unauthorized telephone redemptions only if they do not follow reasonable procedures designed to verify the identity of the caller. You should immedi-ately verify your trade confirmations when you receive them.

SELLING SHARES BY MAIL
You may sell fund shares by mail by sending a written request to Nuveen at the address listed below under "How to Contact Nuveen." Your request must include the following information:

 . The fund's name;

 . Your name and account number;

 . The dollar or share amount you wish to redeem;

 . The signature of each owner exactly as it appears on the account;

 . The name of the person you want your redemption proceeds paid to, if other than to the shareholder of record;

 . The address you want your redemption proceeds sent to, if other than to the address of record;

 . Any certificates you have for the shares; and

 . Any required signature guarantees.

Signatures must be guaranteed if you are redeeming more than $50,000, you want the check payable to someone other

                                      ---
than the shareholder on record, or you want the check sent to another address (or the address on record has been changed within the last 60 days). Signature guarantees must be obtained from a bank, brokerage firm or other financial in-termediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by the fund. A notary public cannot provide a signature guarantee.

Unless other arrangements are made, checks will be sent to your address on record. Checks will normally be mailed within one business day, but in no event more than seven days from receipt of your redemption request. If any shares were purchased less than 15 days prior to your request, the fund will not mail your redemption proceeds until the check for your purchase has cleared, which may take up to 15 days.

Each fund may suspend redemptions or delay payment on redemptions for more than seven days (three days for street name accounts) in certain extraordinary circumstances as described in the statement of additional information.

OPERATION OF THE CDSC
When you redeem Class A, Class B, or Class C shares subject to a CDSC, the fund will first redeem any shares that are not subject to a CDSC or that rep-resent an increase in the value of your fund account due to capital apprecia-tion, and then redeem the shares you have owned for the longest period of time, unless you ask the fund to redeem your shares in a different order. No CDSC is imposed on shares you buy through the reinvestment of dividends and capital gains. The holding period is calculated on a monthly basis and begins on the first day of the month in which you buy shares. When you redeem shares subject to a CDSC, the CDSC is calculated on the lower of your purchase price or redemption proceeds, deducted from your redemption proceeds, and paid to Nuveen. The CDSC may be waived under certain special circumstances as de-scribed in the statement of additional information.

ACCOUNT MINIMUMS
From time to time, the funds may establish minimum account size requirements. The funds reserve the right to liquidate your account upon 30 days written no-tice if the value of your account falls below an established minimum. The funds presently have set a minimum balance of $100 unless you have an active unit trust reinvestment account. You will not be assessed a CDSC on an invol-untary redemption.

EXCHANGING SHARES

You may exchange fund shares at any time for the same class of shares in an-other Nuveen mutual fund that is available within your state. You may exchange fund shares by calling (800) 621-7227 or by mailing your written request to Nuveen at the address listed under "How to Contact Nuveen."

You must have owned your fund shares for at least 15 days and your exchange must meet the minimum purchase requirements of the fund into which you are ex-changing. No CDSC will be assessed on an exchange, and the holding period of your investment will be carried over to the new fund for purposes of determin-ing any future CDSC. You may not exchange Class B shares for shares of a Nuveen money market fund.

Because an exchange is treated for tax purposes as the concurrent sale and purchase of fund shares, you should consult your tax adviser about the tax consequences of any contemplated exchange. Each fund reserves the right to limit or terminate exchange privileges if it believes doing so is in the best interests of fund shareholders.

RESTRICTIONS ON MARKET TIMING
The exchange privilege is not intended to permit you to use a fund for short-term trading. Excessive exchange activity may interfere with portfolio manage-ment, raise fund operating expenses or otherwise have an adverse effect on fund shareholders. In order to limit excessive exchange activity and in other circumstances where the funds' investment adviser believes doing so would be in the best interests of the fund, each fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges, or reject any exchange. You will be notified in the event this happens to the ex-tent required by law.

OPTIONAL FEATURES AND SERVICES


SYSTEMATIC INVESTMENT
Once you have opened an account, you may make regular investments of $50 or more a month through automatic deductions from your bank account (see "Fund Direct--Electronic Funds Transfer" below), or directly from your paycheck. To invest regularly from your bank account, simply complete the appropriate sec-tion of the account application. To invest regularly from your paycheck, call Nuveen for a Payroll Direct Deposit Enrollment form. If you need additional copies of these forms, or would like assistance completing them, contact your financial adviser or call Nuveen toll-free at (800) 621-7227.

One of the benefits of systematic investing is "dollar cost averaging." Be-cause you are making fixed payments, you buy fewer shares when the price is high, and more when the price is low. As a result, the average price you pay will be less than the average share price of fund shares over this period. Dollar cost averaging does not assure profits or protect against losses in a steadily declining market. Since dollar cost averaging involves continuous in-vestment regardless of fluctuating price levels, you should consider your fi-nancial ability to continue investing in declining as well as rising markets before deciding to invest in this way.

Systematic investing may also make you eligible for reduced sales charges on shares of the fund as well as other Nuveen mutual funds (see "Other Sales Charge Discounts").

THE POWER OF SYSTEMATIC INVESTING
The chart below illustrates the benefits of systematic investing based on a $3,000 initial investment and subsequent monthly investments of $100 over 20 years. The example assumes you earn a return of 4%, 5% or 6% annually on your

                                      ---
investment and that you reinvest all dividends. These annual returns do not reflect past or projected fund performance.

THE POWER OF SYSTEMATIC INVESTING

[LINE GRAPH APPEARS HERE]

SYSTEMATIC WITHDRAWALS
If the value of your fund account is at least $10,000, you may request to have $50 or more withdrawn automatically from your account. You may elect to re-ceive payments monthly, quarterly, semi-annually or annually and may choose to receive a check, have the monies transferred directly into your bank account (see "Fund Direct--Electronic Funds Transfer" below), paid to a third party or sent payable to you at an address other than your address of record. You must complete the appropriate section of the account application or Account Update Form to participate in the fund's systematic withdrawal plan.

You should not establish systematic withdrawals if you intend to make concur-rent purchases of Class A, B or C shares because you may unnecessarily pay a sales charge or CDSC on these purchases.

REINSTATEMENT PRIVILEGE

If you redeem fund shares, you may reinvest all or part of your redemption proceeds in shares of the same class up to one year later without incurring any applicable sales charges, and your prior holding period will be reinstat-ed. You may exercise this privilege only once per redemption request.

If you paid a CDSC, your CDSC will be refunded and your holding period rein-stated. You should consult your tax adviser about the tax consequences of ex-ercising your reinstatement privilege.

FUND DIRECT--ELECTRONIC FUNDS TRANSFER
You may arrange to transfer funds electronically between your bank account and your fund account by completing the appropriate section of the account appli-cation or the Account Update Form. If you need additional copies of these forms, or would like assistance completing them, contact your financial ad-viser or call Nuveen at (800) 621-7227. You may use Fund Direct to quickly and conveniently purchase or sell shares by telephone, systematically invest or withdraw funds, or send dividend payments directly to your bank account.

In addition, if you have established electronic funds transfer privileges on your account, you may request that redemption proceeds of $1,000 or more be sent by Federal Reserve wire directly into your bank account. While you will generally receive your redemption proceeds more quickly than a regular tele-phone redemption via Fund Direct, the fund may charge you a fee for this expe-dited service.

DIVIDENDS AND TAXES

HOW THE FUNDS PAY DIVIDENDS

The funds pay tax-free dividends monthly and any taxable capital gains or other distributions once a year in December. The funds declare dividends or about on the ninth of each month and generally pay dividends on the first business day of the following month.

PAYMENT AND REINVESTMENT OPTIONS
The funds automatically reinvest your dividends each month in additional fund shares of the same share class unless you request otherwise. You may request to have your dividends paid to you by check, deposited directly into your bank account, paid to a third party, sent to an address other than your address of record or reinvested in shares of the same share class of another Nuveen mu-tual fund. If you wish to do so, complete the appropriate section of the ac-count application, contact your financial adviser or call Nuveen at (800) 621-7227.

CALCULATION OF FUND DIVIDENDS
Each fund pays dividends based upon its past and projected net income in order to distribute substantially all of its net income each fiscal year.

In order to maintain a more stable monthly dividend, each fund may sometimes distribute less or more than the amount of net income earned in a particular period as a result of fluctuations in a fund's net income. Undistributed net income is included in the fund's share price; similarly, distributions from previously undistributed net income reduce the fund's share price. This divi-dend policy is not expected to affect the management of a fund's portfolio.

Dividends for Class A, B, C and R shares are determined in the same manner and at the same time. Dividends per share will vary based on which class of fund shares you own, reflecting the different ongoing fees and other expenses of each class.

TAXES AND TAX REPORTING

The discussion below and the statement of additional information provides gen-eral tax information related to an investment in fund shares. Because tax laws are complex and often

                                      ---
change, you should consult your tax adviser about the tax consequences of a specific fund investment.

Each fund primarily invests in municipal bonds from a specific state or in mu-nicipal bonds whose income is otherwise exempt from regular federal, state and local income taxes. Consequently, the regular monthly dividends you receive will be exempt from regular federal, state and, in some cases, local income taxes. All or a portion of these dividends, however, may be subject to the federal alternative minimum tax (AMT).

Although the funds do not seek to realize taxable income or capital gains, the funds may realize and distribute taxable income or capital gains from time to time as a result of each fund's normal investment activities. Each fund will distribute in December any taxable income or capital gains realized over the preceding year. Net short-term gains are taxable as ordinary income. Net long-term capital gains are taxable as long-term capital gains regardless of how long you have owned your investment. Taxable dividends do not qualify for a dividends received deduction if you are a corporate shareholder.

Each year, you will receive a year-end statement that describes the tax status of dividends paid to you during the preceding year, including the source of its investment income by state and the portion of its income that is subject to AMT. You will receive this statement from the firm where you purchased your fund shares if you hold your investment in street name; Nuveen will send you this statement if you hold your shares in registered form.

The tax status of your dividends is not affected by whether you reinvest your dividends or receive them in cash.

BUYING OR SELLING SHARES CLOSE TO A RECORD DATE
If you purchase fund shares shortly before the record date for a taxable divi-dend, the entire dividend you receive may be taxable to you even though a por-tion of the dividend effectively represents a return of your purchase price. This is commonly known as "buying a dividend." Similarly, if you sell or ex-change fund shares shortly before the record date for a tax-exempt dividend, a portion of the price you receive may be treated as a taxable capital gain even though it reflects tax-free income earned but not yet distributed by the fund.

REDEEMING SHARES HELD LESS THAN SIX MONTHS
If you sell or exchange shares that you have owned for less than six months and you recognized a short-term capital loss when you redeemed your shares, the loss you can claim will be reduced by the amount of tax-free dividends paid to you on those shares. Any remaining short-term capital loss will be treated as long-term capital loss to the extent you also received capital gain dividends on those shares. You should consult your tax adviser for complete information about these rules. Please consider the tax consequences carefully when contemplating a redemption.

OTHER IMPORTANT TAX INFORMATION
In order to avoid corporate taxation of its earnings and to pay tax-free divi-dends, each fund must meet certain I.R.S. requirements that govern the fund's sources of income, diversification of assets and distribution of earnings to shareholders. Each fund has met these requirements in the past and intends to do so in the future. If a fund failed to do so, the fund would be required to pay corporate taxes on its earnings and all your distributions would be tax-able as ordinary income.

A fund may be required to withhold 31% of certain of your dividends if you have not provided the fund with your correct taxpayer identification number (normally your social security number), or if you are otherwise subject to back-up withholding.

If you receive social security benefits, you should be aware that tax-free in-come is taken into account in calculating the amount of these benefits that may be subject to federal income tax.

If you borrow money to buy fund shares, you may not deduct the interest on that loan. Under I.R.S. rules, fund shares may be treated as having been bought with borrowed money even if the purchase cannot be traced directly to borrowed money.

If you are subject to the alternative minimum tax, a portion of your regular monthly dividends may be taxable.

TAXABLE EQUIVALENT YIELDS

The taxable equivalent yield is the current yield you would need to earn on a taxable investment in order to equal a stated tax-free yield on a municipal investment. To assist you to more easily compare municipal investments like the funds with taxable alternative investments, the table below presents the taxable equivalent yields for a range of hypothetical tax-free yields and tax rates:

TAXABLE EQUIVALENT OF TAX-FREE YIELDS
                                Tax-Free Yield

TAX RATE         4.00%               4.50%               5.00%                5.50%                6.00%
--------------------------------------------------------------------------------------------------------
28.0%            5.56%               6.25%               6.94%                7.64%                8.33%
31.0%            5.80%               6.52%               7.25%                7.97%                8.70%
36.0%            6.25%               7.03%               7.81%                8.59%                9.37%
39.6%            6.62%               7.45%               8.28%                9.11%                9.93%

The yields and tax rates shown above are hypothetical and do not predict your actual returns or effective tax rate. For more detailed information, see the statement of additional information or consult your tax adviser.

                                      ---

GENERAL INFORMATION

HOW TO CONTACT NUVEEN


GENERAL INFORMATION
If you would like general information about Nuveen Mutual Funds or any other Nuveen product, call (800) 621-7227 between 7:30 a.m. and 7:00 p.m. Central time.

PURCHASES, REDEMPTIONS AND OTHER TRANSACTIONS
If you are calling to purchase or redeem shares, request an exchange or con-duct other account transactions, call (800) 621-7227 between 7:30 a.m. and 7:00 p.m. Central time. If you are sending a written request to Nuveen, you should mail your request to the following address:

Nuveen Mutual Funds
P.O. Box 5330
Denver, CO 80217-5330

When purchasing fund shares by mail, please be sure to include a check made out to the name of the fund and mark clearly on your check which class of shares you are purchasing. If you do not specify which class of shares you are purchasing, Nuveen will assume you are buying Class A shares if you are open-ing a new account; if you are adding to an existing account, Nuveen will as-sume you wish to buy more shares of the class you already own.

FUND SERVICE PROVIDERS


INVESTMENT ADVISER
Nuveen Advisory Corp. ("Nuveen Advisory") serves as the investment adviser to the funds and in this capacity is responsible for the selection and on-going monitoring of the municipal bonds in each fund's investment portfolio. Nuveen Advisory serves as investment adviser to investment portfolios with more than $35 billion in municipal assets under management. The funds' Board of Trustees oversees the activities of Nuveen Advisory, which also include managing the funds' business affairs and providing certain clerical, bookkeeping and other administrative services. Established in 1976, Nuveen Advisory is a wholly-owned subsidiary of John Nuveen & Co. Incorporated, which itself is approxi-mately 78% owned by the St. Paul Companies, Inc. Effective January 1, 1997, The John Nuveen Company acquired Flagship Resources Inc., and as part of that acquisition, Flagship Financial, the adviser to the Flagship Funds, was merged with Nuveen Advisory.

For providing these services, Nuveen Advisory is paid an annual management fee according to the following schedule:

MANAGEMENT FEES

------------------------------------------------------------------------------
AVERAGE DAILY NET ASSET VALUE                                   MANAGEMENT FEE
------------------------------------------------------------------------------
For the first $125 million                                             0.5500%
For the next $125 million                                              0.5375%
For the next $250 million                                              0.5250%
For the next $500 million                                              0.5125%
For the next $1 billion                                                0.5000%
For assets over $2 billion                                             0.4750%

For more information about fees and expenses, see the fund operating expense tables in the Fund Summaries.

PORTFOLIO MANAGERS
Overall investment management strategy and operating policies for the funds are set by the Investment Policy Committee of Nuveen Advisory. The Investment Policy Committee is comprised of the principal executive officers and portfo-lio managers of Nuveen Advisory and meets regularly to review economic condi-tions, the outlook for the financial markets in general and the status of the municipal markets in particular. Day-to-day operation of each fund and the ex-ecution of its specific investment strategies is the responsibility of the designated portfolio manager described below.

John W. Gambla is an Assistant Portfolio Manager of Nuveen Advisory and the portfolio manager of the Maryland Fund. Mr. Gambla has managed the fund since April 1997 and joined Nuveen Advisory in July 1992. Richard Huber is the port-folio manager for the Pennsylvania Fund. Mr. Huber has managed the fund since 1995 as a Vice President of Flagship Financial Inc., the fund's prior invest-ment adviser, until becoming a Vice President of Nuveen Advisory upon the ac-quisition of Flagship Resources Inc. by The John Nuveen Company in January 1997. Richard Huber also is the portfolio manager for the Virginia Fund. Mr. Huber has managed the fund since 1992.

THE DISTRIBUTOR
John Nuveen and Co. Incorporated serves as the selling agent and distributor of the funds' shares. In this capacity, Nuveen manages the offering of the funds' shares and is responsible for all sales and promotional activities. In order to reimburse Nuveen for its costs in connection with these activities, including compensation paid to authorized dealers, each fund has adopted a distribution and service plan under Rule 12b-1 of the Investment Company Act of 1940.

The plan authorizes each fund to pay Nuveen an annual 0.20% service fee on the average daily net assets of Class A, B and C shares outstanding and annual distribution fees of 0.75% and 0.55%, respectively, on the average daily net assets of Class B and C shares outstanding. In order to help compensate Nuveen for the sales commission paid to financial advisers at the time of sale on sales of Class B and Class C shares, Nuveen retains the first year's service fee on sales

                                      ---
of Class B shares and all Class B distribution fees, and retains the first year's service and distribution fees on sales of Class C shares. Otherwise, Nuveen pays these fees to the broker of record. The statement of additional information contains a detailed description of the plan and its provisions.

TRANSFER AGENT
Each fund has appointed a transfer agent which is responsible for distributing dividend payments and providing certain bookkeeping, data processing and other administrative services in connection with the maintenance of shareholder ac-counts. Shareholder Services, Inc., P.O. Box 5330, Denver, CO 80217-5330, cur-rently serves as transfer agent for the Maryland Fund. Boston Financial, P.O. Box 8509, Boston, MA 02266-8509, currently serves as transfer agent for the Pennsylvania and Virginia Funds.

HOW THE FUNDS REPORT PERFORMANCE

Each fund may quote its yield and total return in reports to shareholders, sales literature and advertisements. The funds may also compare their invest-ment results to various passive indices or other mutual funds with similar in-vestment objectives. Comparative performance information may include data from Lipper Analytical Services, Inc., Morningstar, Inc. and other industry publi-cations. See the statement of additional information for a more detailed dis-cussion. You may find more information about each fund's performance in its annual report. Call Nuveen at (800) 621-7227 for a free copy.

HOW FUND SHARES ARE PRICED

The share price for each class of fund shares, also called its net asset value
(NAV), is calculated every business day as of the close of regular trading on the New York Stock Exchange (normally 4 p.m. Eastern time). The net asset value for a class of fund shares is computed by calculating the total value of the class' portion of the fund's portfolio investments and other assets, sub-tracting any liabilities or other debts, and dividing by the total number of its shares outstanding.

The prices of municipal bonds in each fund's investment portfolio are provided by a pricing service approved and supervised by the fund's Board of Trustees. When price quotes are not readily available (which is usually the case for mu-nicipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions.

ORGANIZATION

The Trust is an open-end investment company under the Investment Company Act of 1940, consisting of multiple funds. The shares of each fund are divided into classes. Each class of shares represents an interest in the same portfo-lio of investments and the shares of each class have equal rights as to vot-ing, redemption, dividends and liquidation. However, each class bears differ-ent sales charges and service fees.

Class C shares of the Maryland Fund, the former Nuveen Pennsylvania Fund, and the former Nuveen Virginia Fund purchased before February 1, 1997 convert to Class A shares six years after purchase, but only if you request conversion. You must submit your request to SSI no later than the last business day of the 71st month following the month in which you purchased your shares.

The funds are not required to and do not intend to hold annual meetings. Shareholders owning ten percent or more of a fund's outstanding shares may call a special meeting for any purpose, including to elect or remove trustees or to change fundamental policies.

The Pennsylvania and Virginia Funds were formed as a result of mergers between existing Nuveen and Flagship funds. The performance and the financial informa-tion of each fund reflects that of the predecessor Flagship fund.

APPENDIX

SPECIAL STATE CONSIDERATIONS

Because the funds primarily purchase municipal bonds from a specific state, each fund also bears investment risk from economic, political or regulatory changes that could adversely affect municipal bond issuers in that state and therefore the value of the fund's investment portfolio. The following discus-sion of special state considerations was obtained from official offering statements of these issuers and has not been independently verified by the funds. The discussion includes general state tax information related to an in-vestment in fund shares. Because tax laws are complex and often change, you should consult your tax adviser about the state tax consequences of a specific fund investment. See the statement of additional information for further in-formation.

MARYLAND
Maryland's recovery from the recession of the early 1990's has been slow be-cause of reductions in defense industry and federal government employment. Services, wholesale and retail trade, and government account for most of the State's employment. Unlike in most states, government employment surpasses manufacturing employment in Maryland.

The State's unemployment rate, which fell to 4.7% in June 1997 from 4.9% in 1996, remains below the national average. Per capita income, which was $27,221 in 1996, ranks sixth in the nation.

The State ended fiscal 1996 with a $760.4 million total fund balance, or 7.4% of operating expenditures. During its 1997 term, the Maryland legislature passed a 10% reduction to the State's income tax, which will be phased in from 1998 through 2002. Maryland's general obligation debt, which is constitution-ally limited to a maximum term of 15 years, remains moderate. Moody's, Stan-dard & Poor's, and Fitch confirmed their respective triple-A ratings for the State in July and August, 1997.

                                      ---

Tax Treatment.
The Maryland Fund's regular monthly dividends will not be subject to Maryland personal income taxes to the extent they are paid out of income earned on Maryland municipal bonds or U.S. government securities. You will be subject to Maryland personal income taxes, however, to the extent the Maryland Fund dis-tributes any taxable income, or if you sell or exchange Maryland Fund shares and realize a capital gain on the transaction.

The treatment of corporate shareholders is similar to that described above.

PENNSYLVANIA
Pennsylvania's economy, which is one of the weaker economies in the Northeast, is expected to continue to lag national economic trends in the near future. The sluggish economy is due in part to continued mergers and acquisitions, ex-penditure reductions, and layoffs in the healthcare, defense, and telecommuni-cations industries, which are the most important to the Commonwealth's econo-my.

Pennsylvania's unemployment rate exceeded national levels, rising from 4.9% at the end of 1996 to 5.4% in June, 1997. Pennsylvania ranks 19th among the states in per capita income, which was $23,558 in 1996. Personal income growth has lagged national levels.

For the fiscal year 1996, the general fund balance was drawn down $53.1 mil-lion to $635 million (or 2.5% of general fund revenues) to fund business tax cuts. Total revenues and other sources in fiscal year 1996 increased 8.7%. As of July 31, 1997, Pennsylvania's general obligation debt carries ratings of AA- by Standard & Poor's, Al by Moody's, and AA- by Fitch.

Tax Treatment.
The Pennsylvania Fund's regular monthly dividends will not be subject to the Pennsylvania individual income tax to the extent they are paid out of income earned on Pennsylvania municipal bonds or U.S. government securities. You will be subject to Pennsylvania personal income tax, however, to the extent the Pennsylvania Fund distributes any taxable income or realized capital gains, or if you sell or exchange Pennsylvania Fund shares and realize a capital gain on the transaction.

The treatment of corporate shareholders of the Pennsylvania Fund is similar to that described above.

VIRGINIA
Like the U.S. economy, the Virginia economy is broad-based and composed of several distinct regions. In terms of employment composition, the Common-wealth's economy nearly mirrors the U.S. economy with the services, trade, government, and manufacturing sectors supplying a significant portion of em-ployment. Recent employment losses in the federal government, manufacturing, and mining sectors have been offset by employment growth in other sectors, in-cluding high-technology. The federal government remains an important employer and has a greater impact on the Commonwealth than it has on most other states.

Virginia's unemployment rate was a low 4.3% in June 1997, down slightly from the 1996 rate of 4.4% and below the national average. At $24,925 in 1996, per capita income remains above the U.S. average, although growth in per capita income has lagged the national rate.

The Commonwealth has historically operated on a fiscally conservative basis but had a deficit in fiscal year 1995, largely because of a court decision that required the Commonwealth to refund certain taxes. A large operating sur-plus in fiscal year 1996 allowed the Commonwealth to reduce this deficit sig-nificantly. In May 1997, Moody's, S&P, and Fitch confirmed their respective triple-A ratings for the Commonwealth.

Tax Treatment.
The Virginia Fund's regular monthly dividends will not be subject to Virginia personal income taxes to the extent they are paid out of income earned on Vir-ginia municipal bonds or U.S. government securities. You will be subject to Virginia personal income taxes, however, to the extent the Virginia Fund dis-tributes any taxable income, or if you sell or exchange Virginia Fund shares and realize a capital gain on the transaction.

The treatment of corporate shareholders is similar to that described above.

                                      ---

           Nuveen Family of Mutual Funds

           Nuveen offers a variety of funds designed to help you reach your financial goals. The funds below are grouped by investment objectives.

           GROWTH AND INCOME FUNDS

           Growth and Income Stock Fund
           Balanced Stock and Bond Fund
           Balanced Municipal and Stock Fund

           MUNICIPAL BOND FUNDS

           National Funds

           Long-term

           Insured Long-term

           Intermediate-term

           Limited-term

           Nuveen Family of Municipal Bond Funds

           [Map Appears Here]

           State Funds

           Alabama             Kentucky/3/            New York/1/

           Arizona             Louisiana              North Carolina

           California/1/       Maryland               Ohio

           Colorado            Massachusetts/1/       Pennsylvania

           Connecticut         Michigan               South Carolina

           Florida/2/          Missouri               Tennessee

           Georgia             New Jersey/2/          Virginia

           Kansas              New Mexico             Wisconsin



           1. Long-term and insured long-term
              portfolios.

           2. Long-term and intermediate-term portfolios.

           3. Long-term and limited-term portfolios.

NUVEEN
John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286

(800) 621-7227
www.nuveen.com

                                                              SEPTEMBER 12, 1997

NUVEEN FLAGSHIP MULTISTATE TRUST I

NUVEEN FLAGSHIP ARIZONA MUNICIPAL BOND FUND

NUVEEN FLAGSHIP COLORADO MUNICIPAL BOND FUND

NUVEEN FLAGSHIP FLORIDA MUNICIPAL BOND FUND

NUVEEN FLAGSHIP FLORIDA INTERMEDIATE MUNICIPAL BOND FUND

NUVEEN MARYLAND MUNICIPAL BOND FUND

NUVEEN FLAGSHIP NEW MEXICO MUNICIPAL BOND FUND

NUVEEN OKLAHOMA MUNICIPAL BOND FUND

NUVEEN FLAGSHIP PENNSYLVANIA MUNICIPAL BOND FUND

NUVEEN FLAGSHIP VIRGINIA MUNICIPAL BOND FUND

STATEMENT OF ADDITIONAL INFORMATION

  This Statement of Additional Information is not a prospectus. This Statement of Additional Information should be read in conjunction with the Prospectus of the Nuveen Flagship Multistate Trust I dated September 12, 1997. The Prospectus may be obtained without charge from certain securities representatives, banks, and other financial institutions that have entered into sales agreements with John Nuveen & Co. Incorporated, or from the Funds, by mailing a written request to the Funds, c/o John Nuveen & Co. Incorporated, 333 West Wacker Drive, Chicago, Illinois 60606 or by calling (800) 621-7227.

TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Investment Policies and Investment Portfolio............................... S-2
Management................................................................. S-13
Investment Adviser and Investment Management Agreement..................... S-27
Portfolio Transactions..................................................... S-28
Net Asset Value............................................................ S-29
Tax Matters................................................................ S-30
Performance Information.................................................... S-39
Additional Information on the Purchase and Redemption of Fund Shares....... S-49
Distribution and Service Plan.............................................. S-55
Independent Public Accountants and Custodian............................... S-57
Financial Statements....................................................... S-57
Appendix A--Ratings of Investments.........................................  A-1
Appendix B--Description of Hedging Techniques..............................  B-1

  The audited financial statements for each Fund's most recent fiscal year appear in the Funds' Annual Reports; each is included herein by reference. The Annual Reports accompany this Statement of Additional Information.

INVESTMENT POLICIES AND INVESTMENT PORTFOLIO

INVESTMENT POLICIES

  The investment objective and certain fundamental investment policies of each Fund are described in the Prospectus. Each of the Funds, as a fundamental policy, may not, without the approval of the holders of a majority of the shares of that Fund:

    (1) Invest in securities other than Municipal Obligations and short-term securities, as described in the Prospectus. Municipal Obligations are municipal bonds that pay interest that is exempt from regular federal, state and, in some cases, local income taxes.

    (2) Invest more than 5% of its total assets in securities of any one issuer, except this limitation shall not apply to securities of the United States Government, and to the investment of 25% of such Fund's assets. This limitation shall apply only to the Arizona Municipal Bond Fund and the Florida Municipal Bond Fund.

    (3) Borrow money, except from banks for temporary or emergency purposes and not for investment purposes and then only in an amount not exceeding
  (a) 10% of the value of its total assets at the time of borrowing or (b) one-third of the value of the Fund's total assets including the amount borrowed, in order to meet redemption requests which might otherwise require the untimely disposition of securities. While any such borrowings exceed 5% of such Fund's total assets, no additional purchases of investment securities will be made by such Fund. If due to market fluctuations or other reasons, the value of the Fund's assets falls below 300% of its borrowings, the Fund will reduce its borrowings within 3 business days. To do this, the Fund may have to sell a portion of its investments at a time when it may be disadvantageous to do so.

    (4) Pledge, mortgage or hypothecate its assets, except that, to secure borrowings permitted by subparagraph (2) above, it may pledge securities having a market value at the time of pledge not exceeding 10% of the value of the Fund's total assets.

    (5) Issue senior securities as defined in the Investment Company Act of 1940, except to the extent such issuance might be involved with respect to borrowings described under item (3) above or with respect to transactions involving futures contracts or the writing of options within the limits described in the Prospectus and this Statement of Additional Information.

    (6) Underwrite any issue of securities, except to the extent that the purchase or sale of Municipal Obligations in accordance with its investment objective, policies and limitations, may be deemed to be an underwriting.

    (7) Purchase or sell real estate, but this shall not prevent any Fund from investing in Municipal Obligations secured by real estate or interests therein or foreclosing upon and selling such security.

    (8) Purchase or sell commodities or commodities contracts or oil, gas or other mineral exploration or development programs, except for transactions involving futures contracts within the limits described in the Prospectus and this Statement of Additional Information.

    (9) Make loans, other than by entering into repurchase agreements and through the purchase of Municipal Obligations or temporary investments in accordance with its investment objective, policies and limitations.

    (10) Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions.

    (11) Write or purchase put or call options, except to the extent that the purchase of a stand-by commitment may be considered the purchase of a put, and except for transactions involving options within the limits described in the Prospectus and this Statement of Additional Information.

    (12) Invest more than 25% of its total assets in securities of issuers in any one industry; provided, however, that such limitations shall not be applicable to Municipal Obligations issued by governments or political subdivisions of governments, and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

    (13) Purchase or retain the securities of any issuer other than the securities of the Fund if, to the Fund's knowledge, those trustees of the Trust, or those officers and directors of Nuveen Advisory Corp. ("Nuveen Advisory"), who individually own beneficially more than 1/2 of 1% of the outstanding securities of such issuer, together own beneficially more than 5% of such outstanding securities.

  In addition, each Fund, as a non-fundamental policy, may not invest more than 15% of its net assets in "illiquid" securities, including repurchase agreements maturing in more than seven days.

  For the purpose of applying the limitations set forth in paragraph (2) above, an issuer shall be deemed the sole issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental user, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental user, then such non-governmental user would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental entity or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity.

  Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. Where a security is insured by bond insurance, it shall not be considered a security issued or guaranteed by the insurer; instead the issuer of such security will be determined in accordance with the principles set forth above. The foregoing restrictions do not limit the percentage of the Fund's assets that may be invested in securities insured by any single insurer.

  The foregoing restrictions and limitations, as well as a Fund's policies as to ratings of portfolio investments, will apply only at the time of purchase of securities, and the percentage limitations will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities, unless otherwise indicated.

  The foregoing fundamental investment policies, together with the investment objective of each Fund, cannot be changed without approval by holders of a "majority of the Fund's outstanding voting shares." As defined in the Investment Company Act of 1940, this means the vote of (i) 67% or more of the Fund's shares present at a meeting, if the holders of more than 50% of the Fund's shares are present or represented by proxy, or (ii) more than 50% of the Fund's shares, whichever is less.

  The Nuveen Flagship Multistate Trust I (the "Trust") is an open-end management series investment company organized as a Massachusetts business trust on July 1, 1996. Each of the Funds is an open-end management investment company organized as a series of the Nuveen Flagship Multistate Trust I. The Trust is an open-end management series company under SEC Rule 18f-2. Each Fund is a separate series issuing its own shares. The Trust currently has nine series: the Nuveen Flagship Arizona Municipal Bond Fund (formerly the Flagship Arizona Double Tax Exempt Fund, a series of the Flagship Tax Exempt Funds Trust); the Nuveen Flagship Colorado Municipal Bond Fund (formerly the Flagship Colorado Double Tax Exempt Fund, a series of the Flagship Tax Exempt Funds Trust); the Nuveen Flagship Florida Municipal Bond Fund (formerly the Flagship Florida Double Tax Exempt Fund, a series of the Flagship Tax Exempt Funds Trust); the Nuveen Flagship Florida Intermediate Municipal Bond Fund (formerly the Flagship Florida Intermediate Tax Exempt Fund, a series of the Flagship Tax Exempt Funds Trust); the Nuveen Maryland Municipal Bond Fund (formerly the Nuveen Maryland Tax-Free Value Fund, a series of the Nuveen Multistate Tax-Free Trust); the Nuveen Flagship New Mexico Municipal Bond Fund (formerly the Flagship New Mexico Double Tax Exempt Fund, a series of the Flagship Tax Exempt Funds Trust); the Nuveen Oklahoma Municipal Bond Fund; the Nuveen Flagship Pennsylvania Municipal Bond Fund (formerly the Flagship Pennsylvania Triple Tax Exempt Fund, a series of the Flagship Tax Exempt Funds Trust); and the Nuveen Flagship Virginia Municipal Bond Fund (formerly the Flagship Virginia Double Tax Exempt Fund, a series of the Flagship Tax Exempt Funds Trust). The Nuveen Oklahoma Municipal Bond Fund has also been organized as a series of the Trust, but has issued no shares to date. Certain matters under the Investment Company Act of 1940 which must be submitted to a vote of the holders of the outstanding voting securities of a series company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities of each Fund affected by such matter.

  The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust further provides for indemnification out of the assets and property of the Trust for all loss and expense of any shareholder personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself were unable to meet its obligations. The Trust believes the likelihood of these circumstances is remote.

PORTFOLIO SECURITIES

  As described in the Prospectus, each of the Funds invests substantially all of its assets (at least 80%) in a portfolio of Municipal Obligations free from regular federal, state and, in some cases, local income tax in each Fund's respective state, which generally will be Municipal Obligations issued within the Fund's respective state. In general, Municipal Obligations include debt obligations issued by states, cities and local authorities to obtain funds for various public purposes, including construction of a wide range of public facilities such as airports, bridges, highways, hospitals, housing, mass transportation, schools, streets and water and sewer works. Industrial development bonds and pollution control bonds that are issued by or on behalf of public authorities to finance various privately-rated facilities are included within the term Municipal Obligations if the interest paid thereon is exempt from federal income tax.

  The investment assets of each Fund will consist of (1) Municipal Obligations which are rated at the time of purchase within the four highest grades (Baa or BBB or better) by Moody's Investors Service, Inc. ("Moody's"), by Standard and Poor's Corporation ("S&P") or by Fitch Investors Service, Inc. ("Fitch"), (2) unrated Municipal Obligations which, in the opinion of Nuveen Advisory, have credit characteristics equivalent to bonds rated within the four highest grades by Moody's, S&P or Fitch, except that the Fund may not invest more than 20% of its net assets in unrated bonds and (3) temporary investments as described below, the income from which may be subject to state income tax or to both federal and state income taxes. See Appendix A for more information about ratings by Moody's, S&P, and Fitch.

  As described in the Prospectus, each Fund may invest in Municipal Obligations that constitute participations in a lease obligation or installment purchase contract obligation (hereafter collectively called "lease obligations") of a municipal authority or entity. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although nonappropriation lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. A Fund will seek to minimize the special risks associated with such securities by only investing in those nonappropriation leases where Nuveen Advisory has determined that the issuer has a strong incentive to continue making appropriations and timely payment until the security's maturity. Some lease obligations may be illiquid under certain circumstances. Lease obligations normally provide a premium interest rate which along with regular amortization of the principal may make them attractive for a portion of the assets of the Funds.

  Obligations of issuers of Municipal Obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. In addition, the obligations of such issuers may become subject to the laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its Municipal Obligations may be materially affected.

PORTFOLIO TRADING AND TURNOVER

  The Funds will make changes in their investment portfolio from time to time in order to take advantage of opportunities in the municipal market and to limit exposure to market risk. The Funds may also engage to a limited extent in short-term trading consistent with their investment objective. Securities may be sold in anticipation of market decline or purchased in anticipation of market rise and later sold. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what Nuveen Advisory believes to be a temporary disparity in the normal yield relationship between the two securities. Each Fund may make changes in its investment portfolio in order to limit its exposure to changing market conditions. Changes in a Fund's investments are known as "portfolio turnover." While it is impossible to predict future portfolio turnover rates, the annual portfolio turnover rate for each of the Funds is generally not expected to exceed 75%. However, each Fund reserves the right to make changes in its investments whenever it deems such action advisable and, therefore, a Fund's annual portfolio turnover rate may exceed 75% in particular years depending upon market conditions.

The portfolio turnover rates for the Funds, for the 1996 fiscal year-end of the Fund as a series of its predecessor entity (described above), and for the 1997 fiscal year-end, as indicated, were:

                                                                       FISCAL
                                                                        YEAR
                                                                      1996 1997
                                                                      ---- ----
      Arizona Municipal Bond Fund ................................... 38%  25%
      Colorado Municipal Bond Fund .................................. 70%  27%
      Florida Municipal Bond Fund ................................... 94%  54%
      Florida Intermediate Municipal Bond Fund ...................... 66%  35%
      Maryland Municipal Bond Fund .................................. 17%   4%*
      New Mexico Municipal Bond Fund ................................ 57%  43%
      Pennsylvania Municipal Bond Fund .............................. 65%  46%
      Virginia Municipal Bond Fund .................................. 17%  23%

--------
   *For the year ending January 31. For the four months ending May 31, 1997, the portfolio turnover rate was 3%.

WHEN-ISSUED SECURITIES

  Each Fund may purchase and sell Municipal Obligations on a when-issued or delayed delivery basis. When-issued and delayed delivery transactions arise when securities are purchased or sold with payment and delivery beyond the regular settlement date. (When-issued transactions normally settle within 15-45 days.) On such transactions the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment. The commitment to purchase securities on a when-issued or delayed delivery basis may involve an element of risk because the value of the securities is subject to market fluctuation, no interest accrues to the purchaser prior to settlement of the transaction, and at the time of delivery the market value may be less than cost. At the time a Fund makes the commitment to purchase a Municipal Obligation on a when-issued or delayed delivery basis, it will record the transaction and reflect the amount due and the value of the security in determining its net asset value. Likewise, at the time a Fund makes the commitment to sell a Municipal Obligation on a delayed delivery basis, it will record the transaction and include the proceeds to be received in determining its net asset value; accordingly, any fluctuations in the value of the Municipal Obligation sold pursuant to a delayed delivery commitment are ignored in calculating net asset value so long as the commitment remains in effect. The Funds will maintain designated readily marketable assets at least equal in value to commitments to purchase when-issued or delayed delivery securities, such assets to be segregated by the Custodian specifically for the settlement of such commitments. The Funds will only make commitments to purchase Municipal Obligations on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, but the Funds reserve the right to sell these securities before the settlement date if it is deemed advisable. If a when-issued security is sold before delivery any gain or loss would not be tax-exempt. The Funds commonly engage in when-issued transactions in order to purchase or sell newly-issued Municipal Obligations, and may engage in delayed delivery transactions in order to manage its operations more effectively.

SPECIAL CONSIDERATIONS RELATING TO MUNICIPAL OBLIGATIONS OF DESIGNATED STATES

  As described in the Prospectus, except for investments in temporary investments, each of the Funds will invest substantially all of its assets (at least 80%) in municipal bonds that are exempt from federal and state tax in that state ("Municipal Obligations"), generally Municipal Obligations issued in its respective state. Each Fund is therefore more susceptible to political, economic or regulatory factors adversely affecting issuers of Municipal Obligations in its state. Brief summaries of these factors are contained in the Prospectus. Set forth below is additional information that bears upon the risk of investing in Municipal Obligations issued by public authorities in the states of currently offered Funds. This information was obtained from official statements of issuers located in the respective states as well as from other publicly available official documents and statements.

The Funds have not independently verified any of the information contained in such statements and documents. The information below is intended only as a general summary, and is not intended as a discussion of any specific factor that may affect any particular obligation or issuer.

FACTORS PERTAINING TO ARIZONA

  Arizona's economy is primarily based on services, tourism and high-tech manufacturing. However, the military, agriculture, and mining of primary metals still play a role. The State has experienced phenomenal economic and population growth in the recent past due to an influx of businesses attracted by the State's high quality of life, educated workforce, and friendly business environment. Major employers include Intel Corp., Microchip Technology and Charles Schwab. Over the last five years, the State has ranked second in the nation in job growth with more than a 30 percent increase and some 380,000 jobs created. The State's leading economic indicators hit an all-time high in April, suggesting that the State's economic growth may continue in the near term. However, signs of slowing job growth have surfaced.

  The statewide unemployment rate was 4.7 percent, slightly below the U.S. rate of 4.8 percent, at the end of May 1997. Additionally, unemployment rates in the State's two largest metropolitan areas, Phoenix-Mesa and Tucson, were a very low 3.2 percent and 3.3 percent, respectively. Statewide personal income grew at a rate of 7.5 percent in 1996 to approximately $21,953. Retail sales in Arizona during May 1997 were up 5.6 percent from May 1996, and for the calendar year 1996, retail sales grew by 5.5 percent.

  The Arizona Constitution restricts the legislature's power to raise revenues by increasing property taxes. The State has also enacted limits on annual spending. The legislature recently approved a record high $5.2 billion budget for the fiscal year 1998. The budget calls for a total of $316 million in additional spending over fiscal 1997, a 6.4 percent increase. The two largest budget items are an additional $236 million in education spending and $110 million in income tax cuts. This year's tax cuts are not dramatic but represent a continuing downward trend in State income tax rates that began in 1993. Arizona maintained a healthy general fund balance for fiscal 1996 of 11.2 percent of general fund revenues despite the previous income tax cuts. In fact, in 1996 income tax revenues rose 1.5 percent from fiscal 1995. The State does not issue general obligation bonds but relies on capital outlays, revenue bonds and other methods to finance projects. Each project is individually rated for its independent creditworthiness.

FACTORS PERTAINING TO COLORADO

  Colorado's trade and service sectors represent over half of non-agricultural employment in the State's economy and have expanded in the past years. Manufacturing employment is comparatively small and continues to shrink due to the concentration in defense production. The trade and services sectors, led by a healthy tourist industry, helped pull the State out of a recession in the late 1980's which had been caused by contraction in the energy, high technology and construction industries. The State's economic activity tends to mimic that of the nation as a whole albeit less severely according to Colorado's Office of State Planning and Budgeting.

  Colorado's unemployment rate was a very low 3.9% in June 1997, below the national average of 5.0%. Monthly job growth averaged 2.67% from January to June of 1997. Meanwhile, per capita income grew 4.7% to $25,084 in 1996. 1996 general fund revenues were $4.3 billion against expenditures of $4.4 billion. 1997 projected revenues are $4.6 billion. There is no outstanding general obligation debt, but outstanding lease obligations are rated A1 by Moody's and A+ by Standard & Poor's.

FACTORS PERTAINING TO FLORIDA

  Florida has a diverse economy with substantial insurance, banking, healthcare, construction and trade sectors, yet it remains heavily dependent on the agriculture and tourism industries. Employment and personal income growth have outpaced the nation since 1991 and recent economic reports indicate that the State continues to experience job growth, albeit at a more moderate pace. Economists are also predicting another record tourism year for the State. This economic growth as well as the State's healthy financial position were recognized in the State's recent rating upgrade from AA to AA+ by S&P.

  Florida's unemployment rate of 4.9% in June, 1997, is slightly better than the comparable national average of 5.0%. Florida's 1996 per capita income of $24,104 is on par with national averages and slightly above regional levels. The State's population growth continues to exceed growth in the national population.

  Florida voters approved a Constitutional amendment in 1995 which limits the rate of growth of state revenues to the growth rate of personal income. The State's fiscal 1996 results were better than expected due to sales tax revenue growth of 7.4% versus a 4% budgeted growth rate. Fiscal 1996 unencumbered reserves of $697.8 million in the General, Working Capital and Budget Stabilization Funds totaled 4.7% of expenditures. For fiscal 1997, the Budget Stabilization Fund and the Working Capital Fund are expected to reach $409 million and $219.4 million, respectively, which when combined would total the highest reserve level the State has recorded in over 10 years. The State's goal is to reach a 5% Budget Stabilization Fund by fiscal 1999. As of July 31, 1997, Florida's general obligation debt carries ratings of AA+ by S&P, Aa2 by Moody's, and AA by Fitch.

FACTORS PERTAINING TO MARYLAND

  Maryland's recovery from the recession of the early 1990's has been slow as the State has weathered reductions in defense industry and federal government employment. Services, wholesale and retail trade, and government account for most of the State's employment. Unlike in most states, government employment surpasses manufacturing employment in Maryland.

  The State's unemployment rate, which fell to 4.7% in June 1997 from 4.9% the prior year, remains below the national average. Maryland residents' per capita income, which was $27,221 in 1996, ranks sixth in the nation.

  The State Constitution mandates a balanced budget. In fiscal 1996, state expenditures totaled $12.4 billion while revenues reached $12.7 billion. The State ended fiscal 1996 with a $760.4 million total fund balance, or 7.4% of operating expenditures. During its 1997 term, the Maryland legislature passed a 10% reduction to the state's income tax, which will be phased in from 1998 through 2002. The legislature is now considering reforms to its pension system. Maryland's general obligation debt, which is constitutionally limited to a maximum term of 15 years, remains moderate. Moody's, S&P, and Fitch confirmed their respective triple-A ratings for the State in July and August, 1997.

FACTORS PERTAINING TO NEW MEXICO

  New Mexico's major industries include energy resources, tourism, services, crafts, agribusiness, manufacturing and mining. Energy resource production, including gas and oil sales, was approximately $5.2 billion in 1997. The economy also benefits from the employment and technology base supplied by federal government scientific research facilities at Los Alamos, Albuquerque and White Sands. Tourism generated about $2.3 billion for the state according to a 1991 estimate, a trend that should continue given the large number of state and federal park lands in the State. Finally, crop and livestock production remains diverse given the State's variety of climatic conditions and will also remain a major part of the economy.

  New Mexico's unemployment rate fell from 7.2% in August of 1996 to 6.5% in June of 1997, surpassing the national averages of 5.1% and 5.0%. At the same time, per capita income rose 3.4% in 1996 to reach $18,770.

  A state Board consisting of the Governor, Lt.-Governor, Treasurer and four appointees maintains general supervisory authority over the fiscal affairs of the state as the Constitution limits meetings of the Legislature to 90 calendar days every two years. The executive branch's Department of Finance and Administration holds the annual budget hearings. The Governor may exercise a line-item veto over appropriations measures. 1996 audited general fund revenues were $4.3 billion against expenditures of $4.2 billion. As of February 3, 1997, Moody's gives the State's general obligation debt an Aa1 rating while Standard & Poor's gives it an AA+.

FACTORS PERTAINING TO OKLAHOMA

  Oklahoma's principal industries include trade, manufacturing, mineral and energy exploration and production and agriculture. Oklahoma is vulnerable to cyclical fluctuations in oil and gas prices just like any other energy driven economy. Nonfuel mineral represented $338 million in activity in 1994 while tourists spent some $3 billion in the state during the same year.

  Oklahoma's unemployment rate is low compared to the national average. It stood at 3.9% in August 1996 and 4.2% in August 1995 compared to national averages of 5.1% and 5.6%. Per capita income rose 3.1% in 1995 to reach $18,152.

  As of February 9, 1996, Moody's gives the state's general obligation debt an Aa rating while S&P gives it an AA rating.

FACTORS PERTAINING TO PENNSYLVANIA

  Pennsylvania's economy, which is one of the weaker economies in the Northeast, is expected to continue to lag national economic trends in the near future. The sluggish economy is in part the result of continued mergers and acquisitions, expenditure reductions, and layoffs in the industries most important to the Commonwealth's economy--healthcare, defense, and telecommunications. The State's healthcare environment continues to be difficult, particularly in the Philadelphia and Pittsburgh metro areas.

  Pennsylvania's unemployment rate outpaced national levels, rising from 4.9% at the end of 1996 to 5.4% in June, 1997. Personal income growth has lagged national levels, growing 5.5% in 1995, or 89% of the national gain. Pennsylvania ranks 19th among the states in 1996 per capita income ($23,558).

  The Governor must submit a balanced operating budget by law and while the General Assembly may change items, the Governor retains a line-item veto power. Total appropriations cannot exceed estimated revenues, also taking into account any deficit or surplus remaining from the previous year. For fiscal 1996, the general fund balance was drawn down $53.1 million to $635 million (or 2.5% of general fund revenues) to fund business tax cuts. Total revenues and other sources in fiscal 1996 increased 8.7%. As of July 31, 1997, Pennsylvania's general obligation debt carries ratings of AA- by S&P, A1 by Moody's, and AA-by Fitch.

FACTORS PERTAINING TO VIRGINIA

  Like the U.S. economy, the Virginia economy is broad-based and composed of several distinct regions. In terms of employment composition, the Commonwealth's economy nearly mirrors the U.S. economy with the services, trade, government, and manufacturing sectors supplying a significant portion of employment. Recent employment losses in the federal government, manufacturing, and mining sectors has been offset by employment growth in other sectors, including high-technology. The federal government, however, remains an important employer and has a greater impact on the Commonwealth than it has on most other states.

  Virginia's unemployment rate was a low 4.3% in June 1997, having declined slightly from the previous year's rate of 4.4%. The Commonwealth's unemployment rate remains below the U.S. average. At $24,925 in 1996, per capita income remains above the U.S. average, although growth in per capita income has lagged the national rate.

  Virginia's Constitution requires a balanced biennial budget. The Commonwealth has historically operated on a fiscally conservative basis but did realize a fund balance deficit in fiscal year 1995, largely as the result of a court decision that required the Commonwealth to refund certain taxes. A large operating surplus in fiscal year 1996 allowed the Commonwealth to reduce the fund balance deficit significantly. In May 1997, Moody's, S&P, and Fitch confirmed their respective triple-A ratings for the Commonwealth.

HEDGING AND OTHER DEFENSIVE ACTIONS

  Each Fund may periodically engage in hedging transactions. Hedging is a term used for various methods of seeking to preserve portfolio capital value of offsetting price changes in one investment through making another investment whose price should tend to move in the opposite direction. It may be desirable and possible in various market environments to partially hedge the portfolio against fluctuations in market value due to interest rate fluctuations by investment in financial futures and index futures as well as related put and call options on such instruments. Both parties entering into an index or financial futures contract are required to post an initial deposit of 1% to 5% of the total contract price. Typically, option holders enter into offsetting closing transactions to enable settlement in cash rather than take delivery of the position in the future of the underlying security. Each Fund will only sell covered futures contracts, which means that the Fund segregates assets equal to the amount of the obligations.

  These transactions present certain risks. In particular, the imperfect correlation between price movements in the futures contract and price movements in the securities being hedged creates the possibility that losses on the hedge by a Fund may be greater than gains in the value of the securities in such series, portfolio. In addition, futures and options markets may not be liquid in all circumstances. As a result, in volatile markets, a Fund may not be able to close out the transaction without incurring losses substantially greater than the initial deposit. Finally, the potential daily deposit requirements in futures contracts create an ongoing greater potential financial risk than do options transactions, where the exposure is limited to the cost of the initial premium. Losses due to hedging transactions will reduce yield. Net gains, if any, from hedging and other portfolio transactions will be distributed as taxable distributions to shareholders.

  No Fund will make any investment (whether an initial premium or deposit or a subsequent deposit) other than as necessary to close a prior investment if, immediately after such investment, the sum of the amount of its premiums and deposits would exceed 5% of such series' net assets. Each series will invest in these instruments only in markets believed by the investment adviser to be active and sufficiently liquid. For further information regarding these investment strategies and risks presented thereby, see Appendix B to this Statement of Additional Information.

  Each Fund reserves the right for liquidity or defensive purposes (such as thinness in the market for municipal securities or an expected substantial decline in value of long-term obligations), to temporarily invest up to 20% of its assets in obligations issued or guaranteed by the U.S. Government and its agencies or instrumentalities, including up to 5% in adequately collateralized repurchase agreements relating thereto. Interest on each instrument is taxable for Federal income tax purposes and would reduce the amount of tax-free interest payable to shareholders.

SHORT-TERM SECURITIES

  The Prospectus discusses briefly the ability of the Funds to invest a portion of their assets in federally tax-exempt or taxable short-term securities ("temporary investments"). Temporary investments will not exceed 20% of a Fund's assets except when made for defensive purposes. The Funds will invest only in taxable temporary investments that are either U.S. Government securities or are rated within the highest grade by Moody's, S&P, or Fitch and mature within one year from the date of purchase or carry a variable or floating rate of interest. See Appendix A for more information about ratings by Moody's, S&P, and Fitch.

  The Funds may invest in the following federally tax-exempt temporary investments:

    Bond Anticipation Notes (BANs) are usually general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds. The ability of an issuer to meet its obligations on its BANs is primarily dependent on the issuer's access to the long-term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.

    Tax Anticipation Notes (TANs) are issued by state and local governments to finance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. Tax anticipation notes are usually general obligations of the issuer. A weakness in an issuer's capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies, could adversely affect the issuer's ability to meet its obligations on outstanding TANs.

    Revenue Anticipation Notes (RANs) are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general, they also constitute general obligations of the issuer. A decline in the receipt of projected revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal and interest on RANs.

    Construction Loan Notes are issued to provide construction financing for specific projects. Frequently, these notes are redeemed with funds obtained from the Federal Housing Administration.

    Bank Notes are notes issued by local government bodies and agencies as those described above to commercial banks as evidence of borrowings. The purposes for which the notes are issued are varied but they are frequently issued to meet short-term working capital or capital-project needs. These notes may have risks similar to the risks associated with TANs and RANs.

    Tax-Exempt Commercial Paper (Municipal Paper) represents very short-term unsecured, negotiable promissory notes, issued by states, municipalities and their agencies. Payment of principal and interest on issues of municipal paper may be made from various sources, to the extent the funds are available therefrom. Maturities of municipal paper generally will be shorter than the maturities of TANs, BANs or RANs. There is a limited secondary market for issues of municipal paper.

  Certain Municipal Obligations may carry variable or floating rates of interest whereby the rate of interest is not fixed, but varies with changes in specified market rates or indices, such as a bank prime rate or a tax-exempt money market index.

  While these various types of notes as a group represent the major portion of the tax-exempt note market, other types of notes are occasionally available in the marketplace and the Fund may invest in such other types of notes to the extent permitted under its investment objective, policies and limitations. Such notes may be issued for different purposes and may be secured differently from those mentioned above.

  The Funds may also invest in the following taxable temporary investments:

    U.S. Government Direct Obligations are issued by the United States Treasury and include bills, notes and bonds.

    --Treasury bills are issued with maturities of up to one year. They are issued in bearer form, are sold on a discount basis and are payable at par value at maturity.

    --Treasury notes are longer-term interest bearing obligations with original maturities of one to seven years.

    --Treasury bonds are longer-term interest-bearing obligations with original maturities from five to thirty years.

  U.S. Government Agencies Securities--Certain federal agencies have been established as instrumentalities of the United States Government to supervise and finance certain types of activities. These agencies include, but are not limited to, the Bank for Cooperatives, Federal Land Banks, Federal Intermediate Credit Banks, Federal Home Loan Banks, Federal National Mortgage Association, Government National Mortgage Association, Export-Import Bank of the United States, and Tennessee Valley Authority. Issues of these agencies, while not direct obligations of the United States Government, are either backed by the full faith and credit of the United States or are guaranteed by the Treasury or supported by the issuing agencies' right to borrow from the Treasury. There can be no assurance that the United States Government itself will pay interest and principal on securities as to which it is not legally so obligated.

  Certificates of Deposit (CDs)--A certificate of deposit is a negotiable interest bearing instrument with a specific maturity. CDs are issued by banks in exchange for the deposit of funds and normally can be traded in the secondary market, prior to maturity. The Fund will only invest in U.S. dollar denominated CDs issued by U.S. banks with assets of $1 billion or more.

  Commercial Paper--Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations. Maturities on these issues vary from a few days to nine months. Commercial paper may be purchased from U.S. corporations.

  Other Corporate Obligations--The Funds may purchase notes, bonds and debentures issued by corporations if at the time of purchase there is less than one year remaining until maturity or if they carry a variable or floating rate of interest.

  Repurchase Agreements--A repurchase agreement is a contractual agreement whereby the seller of securities (U.S. Government or Municipal Obligations) agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed upon repurchase price determines the yield during a Fund's holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. The Funds will only enter into repurchase agreements with dealers, domestic banks or recognized financial institutions that in the opinion of Nuveen Advisory present minimal credit risk. The risk to the Funds is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but a Fund might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by a Fund may be delayed or limited. Nuveen Advisory will monitor the value of collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that the value always equals or exceeds the agreed upon price. In the event the value of the collateral declined below the repurchase price, Nuveen Advisory will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price. Each of the Funds will not invest more than 10% of its assets in repurchase agreements maturing in more than seven days.

MANAGEMENT

  The management of the Trust, including general supervision of the duties performed for the Funds under the Investment Management Agreement, is the responsibility of its Board of Trustees. The Trust currently has eight trustees, two of whom are "interested persons" (as the term "interested persons" is defined in the Investment Company Act of 1940) and six of whom are "disinterested persons." The names and business addresses of the trustees and officers of the Trust and their principal occupations and other affiliations during the past five years are set forth below, with those trustees who are "interested persons" of the Trust indicated by an asterisk.

                              POSITIONS
                             AND OFFICES             PRINCIPAL OCCUPATIONS
NAME AND ADDRESS        AGE  WITH TRUST              DURING PAST FIVE YEARS
----------------        ---  -----------             ----------------------
Timothy R.              48  Chairman and  Chairman since July 1, 1996 of The John
 Schwertfeger*               Trustee       Nuveen Company, John Nuveen & Co.
 333 West Wacker Drive                     Incorporated, Nuveen Advisory Corp. and
 Chicago, IL 60606                         Nuveen Institutional Advisory Corp.; prior
                                           thereto Executive Vice President and
                                           Director of The John Nuveen Company, John
                                           Nuveen & Co. Incorporated, Nuveen Advisory
                                           Corp. (since October 1992) and Nuveen
                                           Institutional Advisory Corp. (since October
                                           1992).
Anthony T. Dean*        52  President and President since July 1, 1996 of The John
 333 West Wacker Drive       Trustee       Nuveen Company, John Nuveen & Co.
 Chicago, IL 60606                         Incorporated, Nuveen Advisory Corp. and
                                           Nuveen Institutional Advisory Corp.; prior
                                           thereto, Executive Vice President and
                                           Director of The John Nuveen Company, John
                                           Nuveen & Co. Incorporated, Nuveen Advisory
                                           Corp. (since October 1992) and Nuveen
                                           Institutional Advisory Corp. (since October
                                           1992).
Robert P. Bremner       57  Trustee       Private Investor and Management Consultant.
 3725 Huntington
 Street, N.W.
 Washington, D.C. 20015
Lawrence H. Brown       63  Trustee       Retired (August 1989) as Senior Vice
 201 Michigan Avenue                       President of The Northern Trust Company.
 Highwood, IL 60040
Anne E. Impellizzeri    64  Trustee       President and Chief Executive Officer of
 3 West 29th Street                        Blanton-Peale Institute of Religion and
 New York, NY 10001                        Health.
Peter R. Sawers         64  Trustee       Adjunct Professor of Business and Economics,
 22 The Landmark                           University of Dubuque, Iowa; Adjunct
 Northfield, IL 60093                      Professor, Lake Forest Graduate School of
                                           Management, Lake Forest, Illinois;
                                           Chartered Financial Analyst; Certified
                                           Management Consultant.

                         POSITIONS
                        AND OFFICES              PRINCIPAL OCCUPATIONS
NAME AND ADDRESS  AGE   WITH TRUST               DURING PAST FIVE YEARS
----------------  ---   -----------              ----------------------
William J.        52  Trustee         Senior Partner, Miller-Valentine Partners,
 Schneider                             Vice president, Miller-Valentine Group.
 4000
 Miller-
 Valentine
 Ct.
 P.O. Box
 744
 Dayton, OH
 45401
Judith M.         49  Trustee         Executive Director, Gaylord and Dorothy
 Stockdale                             Donnelley Foundation (since 1994); prior
 1913 North                            thereto, Executive Director, Great Lakes
 Mohawk St.                            Protection Fund (from 1990 to 1994).
 Chicago, IL
 60614
Bruce P.          57  Executive       Executive Vice President of John Nuveen &
 Bedford               Vice President  Co. Incorporated, Nuveen Advisory Corp. and
 333 West                              Nuveen Institutional Advisory Corp. (since
 Wacker                                January 1997); prior thereto, Chairman and
 Drive                                 CEO of Flagship Resources Inc. and Flagship
 Chicago, IL                           Financial Inc. and the Flagship funds
 60606                                 (since January 1986).
Michael S.        40  Vice President  Vice President of Nuveen Advisory Corp.
 Davern                                (since January 1997); prior thereto, Vice
 One South                             President and Portfolio Manager of Flagship
 Main Street                           Financial.
 Dayton, OH
 45402
William M.        33  Vice President  Vice President of Nuveen Advisory Corp.
 Fitzgerald                            (since December 1995); Assistant Vice
 333 West                              President of Nuveen Advisory Corp. (from
 Wacker                                September 1992 to December 1995), prior
 Drive                                 thereto Assistant Portfolio Manager of
 Chicago, IL                           Nuveen Advisory Corp. (from June 1988 to
 60606                                 September 1992).
Kathleen M.       50  Vice President  Vice President of John Nuveen & Co.
 Flanagan                              Incorporated, Vice President of Nuveen
 333 West                              Advisory Corp. and Nuveen Institutional
 Wacker                                Advisory Corp. (since June 1996).
 Drive
 Chicago, IL
 60606
J. Thomas         42  Vice President  Vice President of Nuveen Advisory Corp.
 Futrell
 333 West
 Wacker
 Drive
 Chicago, IL
 60606
Richard A.        34  Vice President  Vice President of Nuveen Advisory Corp.
 Huber                                 (since January 1997); prior thereto, Vice
 One South                             President and Portfolio Manager of Flagship
 Main Street                           Financial.
 Dayton, OH
 45402
Steven J.         40  Vice President  Vice President of Nuveen Advisory Corp.
 Krupa
 333 West
 Wacker
 Drive
 Chicago, IL
 60606
Anna R.           51  Vice President  Vice President of John Nuveen & Co.
 Kucinskis                             Incorporated.
 333 West
 Wacker
 Drive
 Chicago, IL
 60606

                         POSITIONS
                        AND OFFICES              PRINCIPAL OCCUPATIONS
NAME AND ADDRESS  AGE   WITH TRUST               DURING PAST FIVE YEARS
----------------  ---   -----------              ----------------------
Larry W.          46  Vice President  Vice President (since September 1992), and
 Martin                and Assistant   Assistant Secretary and Assistant General
 333 West              Secretary       Counsel of John Nuveen & Co. Incorporated;
 Wacker Drive                          Vice President (since May 1993) and
 Chicago, IL                           Assistant Secretary of Nuveen Advisory
 60606                                 Corp.; Vice President (since May 1993) and
                                       Assistant Secretary of Nuveen Institutional
                                       Advisory Corp.; Assistant Secretary of The
                                       John Nuveen Company (since February 1993).
Edward F.         32  Vice President  Vice President (since September 1996),
 Neild, IV                             previously Assistant Vice President (since
 One South                             December 1993) of Nuveen Advisory Corp.,
 Main Street                           portfolio manager prior thereto; Vice
 Dayton, OH                            President (since September 1996),
 45402                                 previously Assistant Vice President (since
                                       May 1995) of Nuveen Institutional Advisory
                                       Corp., portfolio manager prior thereto.
Walter K.         48  Vice President  Vice President of Nuveen Advisory Corp.
 Parker                                (since January 1997); prior thereto, Vice
 One South                             President and Portfolio Manager (since July
 Main Street                           1994) of Flagship Financial; Portfolio
 Dayton, OH                            Manager and CIO Trust Investor (between
 45402                                 1983 and June 1994) for PNC Bank.
O. Walter         58  Vice President  Vice President and Controller of The John
 Renfftlen             and Controller  Nuveen Company, John Nuveen & Co.
 333 West                              Incorporated, Nuveen Advisory Corp. and
 Wacker Drive                          Nuveen Institutional Advisory Corp.
 Chicago, IL
 60606
Thomas C.         45  Vice President  Vice President of Nuveen Advisory Corp. and
 Spalding, Jr.                         Nuveen Institutional Advisory Corp.;
 333 West                              Chartered Financial Analyst.
 Wacker Drive
 Chicago, IL
 60606
H. William        63  Vice President  Vice President and Treasurer of The John
 Stabenow              and Treasurer   Nuveen Company, John Nuveen & Co.
 333 West                              Incorporated, Nuveen Advisory Corp. and
 Wacker Drive                          Nuveen Institutional Advisory Corp.
 Chicago, IL
 60606
Jan E.            41  Vice President  Vice President of Nuveen Advisory Corp.
 Terbrueggen                           (since January 1997); prior thereto, Vice
 One South                             President and Portfolio Manager of Flagship
 Main Street                           Financial.
 Dayton, OH
 45402
Gifford R.        41  Vice President  Vice President (since September 1992),
 Zimmerman             and Assistant   Assistant Secretary and Assistant General
 333 West              Secretary       Counsel of John Nuveen & Co. Incorporated;
 Wacker Drive                          Vice President (since May 1993) and
 Chicago, IL                           Assistant Secretary of Nuveen Advisory
 60606                                 Corp.; Vice President (since May 1993) and
                                       Assistant Secretary of Nuveen Institutional
                                       Advisory Corp.

  Anthony Dean, Peter Sawers and Timothy Schwertfeger serve as members of the Executive Committee of the Board of Trustees. The Executive Committee, which meets between regular meetings of the Board of Trustees, is authorized to exercise all of the powers of the Board of Trustees.

  The trustees of the Trust are also directors or trustees, as the case may be, of 42 Nuveen open-end funds and 52 Nuveen closed-end funds advised by Nuveen Advisory Corp.

  The following table sets forth compensation paid by the Trust to each of the trustees of the Trust and the total compensation paid to each trustee during the fiscal year ended May 31, 1997. The Trust has no retirement or pension plans. The officers and trustees affiliated with Nuveen serve without any compensation from the Trust.

                                                                     TOTAL
                                                   AGGREGATE      COMPENSATION
                                                 COMPENSATION    FROM TRUST AND
                                                FROM THE SERIES   FUND COMPLEX
      NAME OF TRUSTEE                            OF THIS TRUST  PAID TO TRUSTEES
      ---------------                           --------------- ----------------
      Robert P. Bremner........................     $2,859(1)       $25,333(1)
      Lawrence H. Brown........................     $2,054          $74,750
      Anne E. Impellizzeri.....................     $2,054          $74,750
      Margaret K. Rosenheim*...................     $2,246          $82,750(2)
      Peter R. Sawers..........................     $2,054          $74,750
      William J. Schneider.....................     $3,023(1)       $26,333(1)
      Judith M. Stockdale......................     $    0(3)       $     0(3)

--------
*Former trustee; retired July 1997.
(1) Includes compensation received as a trustee of the Flagship Funds, for the period June 1, 1996 to January 1, 1997.
(2) Includes $1,964 in interest accrued on deferred compensation from prior years.
(3) Elected to the Board in July 1997.

  Each trustee who is not affiliated with Nuveen or Nuveen Advisory receives a fee. The Trust requires no employees other than its officers, all of whom are compensated by Nuveen.

  The officers and directors of each Fund, in the aggregate, own less than 1% of the shares of the Fund.

  The following table sets forth the percentage ownership of each person, who, as of August 21, 1997, owns of record, or is known by Registrant to own of record or beneficially 5% or more of any class of a Fund's shares.

                                                                   PERCENTAGE
NAME OF FUND AND CLASS      NAME AND ADDRESS OF OWNER             OF OWNERSHIP
----------------------      -------------------------             ------------
Nuveen Flagship Arizona
 Municipal Bond Fund        Merrill Lynch, Pierce, Fenner & Smith    23.12%
 Class A Shares............ for the sole benefit of its customers
                            Attn: Fund Administration
                            4800 Deer Lake Dr. E. Fl 3
                            Jacksonville, FL 32246-6484
Nuveen Flagship Arizona
 Municipal Bond Fund        NFSC FEBO OXS-294926                     45.92
 Class B Shares............ James L. Emmons
                            Esther Robinson
                            145 W. Glendale
                            Phoenix, AZ 85021-8722

                                                                   PERCENTAGE
NAME OF FUND AND CLASS      NAME AND ADDRESS OF OWNER             OF OWNERSHIP
----------------------      -------------------------             ------------
Nuveen Flagship Arizona     Southwest Securities Inc FBO             27.31
 Municipal Bond Fund        Henry W. Drexel &
 Class B Shares............ Marjory M. Drexel
                            Acct 25416875
                            PO Box 509002
                            Dallas, TX 75250-9002
                            Donaldson Lufkin Jenrette                17.28
                            Securities Corporation Inc
                            PO Box 2052
                            Jersey City, NJ 07303-2052
                            Prudential Securities Inc FBO             5.18
                            Francis L. Veith
                            805 S. Revolta Cir
                            Mesa, AZ 85208-2629
Nuveen Flagship Arizona
 Municipal Bond Fund        Merrill Lynch, Pierce, Fenner & Smith    38.98
 Class C Shares............ for the sole benefit of its customers
                            Attn: Fund Administration
                            4800 Deer Lake Dr. E. Fl 3
                            Jacksonville, FL 32246-6484
Nuveen Flagship Colorado
 Municipal Bond Fund        Merrill Lynch, Pierce, Fenner & Smith    24.44
 Class A Shares............ for the sole benefit of its customers
                            Attn: Fund Administration
                            4800 Deer Lake Dr. E. Fl 3
                            Jacksonville, FL 32246-6484
Nuveen Flagship Colorado
 Municipal Bond Fund        Marcella C. Kruse                        23.60
 Class B Shares............ 1275 S. Birch St. Apt 509
                            Denver, CO 80246-7834
                            Helen May Ferrell                        21.80
                            230 S. Monaco Pkwy #10
                            Denver, CO 80224-1116
                            Merrill Lynch, Pierce, Fenner & Smith    18.65
                            for the sole benefit of its customers
                            Attn: Fund Administration
                            4800 Deer Lake Dr. E. Fl 3
                            Jacksonville, FL 32246-6484
                            Olde Discount FBO 02606256               12.72
                            751 Griswold St.
                            Detroit, MI 48226-3224

                                                                   PERCENTAGE
NAME OF FUND AND CLASS      NAME AND ADDRESS OF OWNER             OF OWNERSHIP
----------------------      -------------------------             ------------
                            Bertha O. Smith                          10.95
                            Allen J. Ferrell Trs
                            Bertha O. Smith Trust DTD 10-18-93
                            111 Emerson St. #322
                            Denver, CO 80218-3779
                            Olde Discount FBO 02606320                7.85
                            751 Griswold St.
                            Detroit, MI 48226-3224
Nuveen Flagship Colorado
 Municipal Bond Fund        Merrill Lynch, Pierce, Fenner & Smith    48.71
 Class C Shares............ for the sole benefit of its customers
                            Attn: Fund Administration
                            4800 Deer Lake Dr. E. Fl 3
                            Jacksonville, FL 32246-6484
                            PaineWebber                              41.03
                            for the benefit of
                            Michael L. Fordyce and
                            Theresa A. Fordyce JT/Wros
                            5700 Southmoor Lane
                            Englewood, CO 80111-1046
                            PaineWebber                               7.88
                            for the benefit of
                            Bret Fulton and
                            Lisa Rogers JT Wros
                            507 Front St.
                            Louisville, CO 80027-2015
Nuveen Flagship Colorado
 Municipal Bond Fund        Raymond & Lisa Ann Munyon &              43.24
 Class R Shares............ Renee L. Miller TRS
                            UA AUG 28 92
                            Munyon Family Irrevocable Trust
                            7650 Kline Dr.
                            Arvada, CO 80005-3776
                            Homer U. Van Hooser                      25.69
                            250 Bennington Dr.
                            Colorado Springs, CO 80906-3355
                            Joseph N. Emmons                         16.31
                            2428 Virgo Dr.
                            Colorado Springs, CO 80906-1048
                            Harold M. Gott                           14.75
                            Darlene A. Gott JT WROS
                            P.O. Box. 1929
                            Montrose, CO 81402-1929

                                                                   PERCENTAGE
NAME OF FUND AND CLASS      NAME AND ADDRESS OF OWNER             OF OWNERSHIP
----------------------      -------------------------             ------------
Nuveen Flagship Florida
 Municipal Bond Fund        Merrill Lynch, Pierce, Fenner & Smith    53.50
 Class A Shares............ for the sole benefit of its customers
                            Attn: Fund Administration
                            4800 Deer Lake Dr. E. Fl 3
                            Jacksonville, FL 32246-6484
Nuveen Flagship Florida
 Municipal Bond Fund        Prudential Securities Inc. FBO           22.75
 Class B Shares............ Mr. Roy D. Keuling Sr.
                            Mrs. Peggy B. Keuling Co TTEES
                            Roy and Peggy Keuling JT LV TR
                            UA DTD 02/03/97
                            Kings Park, NY 11754
                            Prudential Securities Inc. FBO           13.62
                            Katherine O. Harrington
                            3101 NE 57th Ct.
                            Ft. Lauderdale, FL 33308-2815
                            PaineWebber                               7.01
                            for the benefit of
                            Ruth S. Coleman TTEE U/A DTD
                            071291 FBO Ruth S. Coleman
                            7383 Orangewood Lane
                            Apt. #402
                            Boca Raton, FL 33433-7470
                            NFSC FEBO OCG-078425                      6.84
                            Joan Sievers Clifton TTEE
                            Joan Sievers Clifton Trust
                            U/A 6/13/96
                            632 Iroquois St.
                            Merritt Island, FL 32952-5213
                            Merrill Lynch, Pierce, Fenner & Smith     6.28
                            for the sole benefit of
                            its customers
                            Attn: Fund Administration
                            4800 Deer Lake Dr. E. Fl 3
                            Jacksonville, FL 32246-6484
                            Lewco Securities Corp.                    6.26
                            FBO A/C W63-220628-0-01
                            34 Exchange Pl 4th Floor
                            Jersey City, NJ 07302-3901
                            Smith Barney Inc.                         5.48
                            00138518445
                            388 Greenwich Street
                            New York, NY 10013-2375

                                                                     PERCENTAGE
NAME OF FUND AND CLASS        NAME AND ADDRESS OF OWNER             OF OWNERSHIP
----------------------        -------------------------             ------------
Nuveen Flagship Florida
 Municipal Bond Fund          Merrill Lynch, Pierce, Fenner & Smith    72.69
 Class C Shares.............  for the sole benefit of its customers
                              Attn: Fund Administration
                              4800 Deer Lake Dr. E. Fl 3
                              Jacksonville, FL 32246-6484
                              Rolland Eaton TR                          6.95
                              Rolland Eaton Trust
                              U/A DTD 04/06/93
                              15520 Gullane Court SE
                              Fort Myers, FL 33912-3908
Nuveen Flagship Florida
 Intermediate Municipal Bond  Merrill Lynch, Pierce, Fenner & Smith    61.99
 Fund Class A Shares........  for the sole benefit of its customers
                              Attn: Fund Administration
                              4800 Deer Lake Dr. E Fl 3
                              Jacksonville, FL 32246-6484
                              NFSC FEBO #OCD-075582                    14.94
                              Big Fork Holding Co.
                              A partnership
                              Mac A. Greco
                              600 Madison Street
                              Tampa, FL 33602-4017
Nuveen Flagship Florida
 Intermediate Municipal Bond  Merrill Lynch, Pierce, Fenner & Smith    71.19
 Fund Class C Shares........  for the sole benefit of its customers
                              Attn: Fund Administration
                              4800 Deer Lake Dr. E. Fl 3
                              Jacksonville, FL 32246-6484
Nuveen Flagship Florida
 Intermediate Municipal Bond  Prudential Securities FBO                99.90
 Fund Class R Shares........  Christine E. Reilly
                              6542 Las Flores Dr.
                              Boca Raton, FL 33433-2365
Nuveen Maryland Municipal
 Bond Fund                    NFSC FEBO # A1F-375349                   15.19
 Class A Shares.............  Imelda J. Hall
                              4610 Col. Fenwick Place
                              Upper Marlboro, MD 20772
                              Merrill Lynch, Pierce, Fenner & Smith     7.36
                              for the sole benefit of its customers
                              Attn: Fund Administration #97E83
                              4800 Deer Lake Dr. E. Fl 3
                              Jacksonville, FL 32246-6484

                                                                   PERCENTAGE
NAME OF FUND AND CLASS          NAME AND ADDRESS OF OWNER         OF OWNERSHIP
----------------------          -------------------------         ------------
                                Evelyn A. Thomas TTEE                 5.47
                                UA April 10, 1991
                                Evelyn A. Thomas Trust
                                7215 Delfield St.
                                Chevy Chase, MD 20815-4045
Nuveen Maryland Municipal Bond
 Fund                           Nathan Schofer & Reuben              22.33
 Class B Shares................ Ambaruch & Phyllis Silvermann TRS
                                UA Jun 10 88
                                Nathan Schofer Revoc Trust
                                3330 W. Leisure World Blvd. #921
                                Silver Spring, Md 20906-5654
                                Dorothy K Lundin &                   15.97
                                Priscilla Lundin
                                JT Ten WROS Not TC
                                9707 Old Georgetown Rd. Apt. 2619
                                Bethesda, MD 20814-1763
                                NFSC FEBO # APF-326054               14.72
                                Martha Maria Hohl
                                11606 Bucknell Dr.
                                Wheaton, MD 20902
                                Stephen Carrick &                    14.39
                                Linda Carrick
                                JT Ten WROS Not TC
                                112 Governors Way N
                                Queenstown, MD 21658-1620
                                Jerrold G. Bress                      7.83
                                116 Southway Dr.
                                Havre De Grace, MD 21078-1615
                                Jack P. Webb &                        6.42
                                Dolores J. Webb
                                JT Ten WROS Not TC
                                273 Autumn Chase Dr.
                                Annapolis, MD 21401-7257
                                Olde Discount FBO 03103004            5.81
                                751 Griswold Street
                                Detroit, MI 48226
                                Marye R. Zomano                       5.41
                                Courtney I. Newhorter
                                JT Ten WROS Not TC
                                1026 Potomac Ave.
                                Hagerstown, MD 21742-3970

                                                                   PERCENTAGE
NAME OF FUND AND CLASS      NAME AND ADDRESS OF OWNER             OF OWNERSHIP
----------------------      -------------------------             ------------
Nuveen Maryland Municipal
 Bond Fund                  NFSC FEBO # OC8-463639                   34.63
 Class C Shares............ Arnold P. Litman
                            15100 Carrolton Rd.
                            Rockville, MD 20853
                            Sylvia M. Pechman                         5.70
                            & Ellen M. Pechman TRS
                            V/A 3/27/97
                            Sylvia M. Pechman Rev Trust
                            7112 Wilson Lane
                            Bethesda, MD 20817-4928
                            Donaldson, Lufkin & Jenrette              5.70
                            Securities Corporation, Inc.
                            PO Box 2052
                            Jersey City, NJ 07303-9998
                            Catherine Small & Robert N. Small         5.56
                            JT Ten WROS Not TC
                            1039 Bay Front Ave.
                            North Beach, MD 20714-9751
                            Jessie L. & John L. Daniels &             5.10
                            Diane D. Cole & Lynne D. Mella TRS
                            UA Dec 21, 1992
                            Jessie L. Daniels Trust
                            9039 Rouen Ln.
                            Potomac, ND 20854-3135
Nuveen Maryland Municipal
 Bond Fund                  Merrill Lynch, Pierce, Fenner & Smith     6.48
 Class R Shares............ for the sole benefit of its customers
                            Attn: Fund Admn/#979D5
                            4800 Deer Lake Dr. E. Fl 3
                            Jacksonville, FL 32246-6484
Nuveen Flagship New Mexico
 Municipal Bond Fund        Merrill Lynch, Pierce, Fenner & Smith    36.03
 Class A Shares............ for the sole benefit of its customers
                            Attn: Fund Administration
                            4800 Deer Lake Dr. E. Fl 3
                            Jacksonville, FL 32246-6484

                                                                     PERCENTAGE
NAME OF FUND AND CLASS        NAME AND ADDRESS OF OWNER             OF OWNERSHIP
----------------------        -------------------------             ------------
Nuveen Flagship New Mexico
 Municipal Bond Fund Class B  Merrill Lynch, Pierce, Fenner & Smith    28.03
 Shares.....................  for the sole benefit of its customers
                              Attn: Fund Administration
                              4800 Deer Lake Dr. 3 FL 3
                              Jacksonville, FL 32246-6484
                              Smith Barney Inc.                        12.89
                              00123229912
                              388 Greenwich Street
                              New York NY 10013-2375
                              Jack Grevey Tr.                           9.39
                              The Helen Grevey Trust
                              U/A DTD 12-29-76
                              2015 Wyoming Blvd NE STE G
                              Albuquerque NM 87112-2647
                              Olde Discount F80 02606011                8.52
                              751 Griswold St.
                              Detroit MI 48226-3224
                              Jack Grevey Tr.                           7.51
                              The Marianne Fischer Trust
                              U/A DTD 12-29-76
                              2015 Wyoming Blvd NE STE G
                              Albuquerque NM 87112-2647
                              Marion R. Rick TTEE                       6.73
                              UA DTD 11-20-92
                              Marion Rita Rick Rev. Trust
                              4926 Quail Ridge Dr. NW
                              Albuquerque NM 87114-4350
                              Smith Barney Inc.                         6.13
                              00189011320
                              386 Greenwich Street
                              New York NY 10013-2375
                              Smith Barney Inc.                         6.02
                              00148128710
                              388 Greenwich Street
                              New York NY 10013-2375
Nuveen Flagship New Mexico
 Municipal Bond Fund Class C  Jack Grevey Tr.                          40.47
 Shares.....................  The Helen Grevey Trust
                              U/A DTD 12-29-76
                              2015 Wyoming Blvd NE STE G
                              Albuquerque NM 87112-2647

                                                                      PERCENTAGE
NAME OF FUND AND CLASS   NAME AND ADDRESS OF OWNER                   OF OWNERSHIP
----------------------   -------------------------                   ------------
                         Jack Grevey Tr.                                32.37
                         The Marianne Fischer Trust
                         U/A DTD 12-29-76
                         2015 Wyoming Blvd NE STE G
                         Albuquerque NM 87112-2647
                         Smith Barney Inc.                              13.17
                         00148123273
                         388 Greenwich Street
                         New York NY 10013-2375
                         Smith Barney Inc.                               6.58
                         00148100931
                         388 Greenwich Street
                         New York NY 10013-2375
                         George Sunderland                               5.30
                         Loretta V. Sunderland JT WROS
                         2431 San Pedro Dr. NE
                         Albuquerque NM 87110-4101
Nuveen Flagship New
 Mexico Municipal Bond   Mary Swickard                                  87.71
 Fund Class R Shares...  84 Barcelona Ave.
                         Los Alamos NM 87544-3428
                         Herschel W. Rogers & Rosemary E. Rogers Tr.    12.26
                         UA 12/05/96
                         H.W. & R.E. Rogers Rev. Trust
                         4509 Acapulco Dr. NE
                         Albuquerque NM 87111-2813
Nuveen Flagship
 Pennsylvania Municipal  Merrill Lynch, Pierce, Fenner & Smith          46.60
 Bond Fund Class A       for the sole benefit of its customers
 Shares................  Attn: Fund Administration
                         4800 Deer Lake Dr. E. Fl 3
                         Jacksonville, FL 32246-6484
Nuveen Flagship
 Pennsylvania Municipal  Merrill Lynch, Pierce, Fenner & Smith for      41.75
 Bond Fund Class B       the sole benefit of its customers
 Shares................  Attn: Fund Administration
                         4800 Deer Lake Dr E FL 3
                         Jacksonville, FL 32246-6484
                         Eugene L. Mariani, Jr. &                        8.70
                         Cynthia Mariani JT-TEN
                         4 Marian Road
                         Phoenixville PA 19460-2911

                                                                     PERCENTAGE
NAME OF FUND AND CLASS        NAME AND ADDRESS OF OWNER             OF OWNERSHIP
----------------------        -------------------------             ------------
                              Ray P. Froehling                          8.44
                              Crosslands Apt. #54
                              Kennett Square, PA 193482006
                              Janney Montgomery Scott, Inc.             6.63
                              A/C 5967-2226
                              Ilean Molish JT-TEN
                              1801 Market Street
                              Philadelphia, PA 19103-1628
                              Martin A. Stough                          6.43
                              Beatrice M. Stough JT WROS
                              263 Martin Dr.
                              York New Salem, PA 17371
                              Smith Barney Inc.                         5.34
                              00170503885
                              388 Greenwich Street
                              New York, NY 10013-2375
Nuveen Flagship Pennsylvania
 Municipal Bond Fund Class C  Merrill Lynch, Pierce, Fenner & Smith    68.78
 Shares.....................  for the sole benefit of its customers
                              Attn: Fund Administration
                              4800 Deer Lake Dr. E. Fl 3
                              Jacksonville, FL 32246-6484
Nuveen Flagship Virginia
 Municipal Bond Fund          Merrill Lynch, Pierce, Fenner & Smith    29.87
 Class A Shares.............  for the sole benefit of its customers
                              Attn: Fund Administration
                              4800 Deer Lake Dr. E. Fl 3
                              Jacksonville, FL 32246-6484
Nuveen Flagship Virginia
 Municipal Bond Fund          Merrill Lynch, Pierce, Fenner & Smith    33.54
 Class B Shares.............  for the sole Benefit of its Customers
                              Attn: Fund Administration
                              4800 Deer Lake Dr E. Fl 3
                              Jacksonville, FL 32246-6484
                              FUBS & CO. FEBO                          20.23
                              C. Douglas Holloman
                              Norma R. Phillips
                              1077 Saw Pen Point Tr.
                              Virginia Beach, VA 23455
                              FUBS & CO. FEBO                          15.29
                              John G. Reiners and
                              Emily A. Reiners
                              5805 Williamsburg Landing Dr.
                              Williamsburg, VA 23185-3778

                                                                   PERCENTAGE
NAME OF FUND AND CLASS      NAME AND ADDRESS OF OWNER             OF OWNERSHIP
----------------------      -------------------------             ------------
                            PaineWebber FBO                          12.26
                            Kenneth Y. Tomlinson &
                            Rebecca M. Tomlinson JT Ten
                            Springbrook Farm
                            PO Box 1508
                            Middleburg VA 20118-1508
                            A Morine Upton TTEE Upton                 5.19
                            Family Management Trust U/A
                            Dtd Jan. 16, 1992
                            c/o Jim Upton
                            4015 Gypsum Hill Rd.
                            Haymarket VA 20169-2403
Nuveen Flagship Virginia
 Municipal Bond Fund        Merrill Lynch, Pierce, Fenner & Smith    57.25
 Class C Shares............ for the sole benefit of its customers
                            Attn: Fund Administration
                            4800 Deer Lake Dr. E. Fl 3
                            Jacksonville, FL 32246-6484
Nuveen Flagship Virginia
 Municipal Bond Fund        Merrill Lynch, Pierce, Fenner & Smith     6.56
 Class R Shares............ for the sole benefit of its customers
                            Attn: Fund Administration
                            4800 Deer Lake Dr. E. Fl 3
                            Jacksonville, FL 32246-6484

INVESTMENT ADVISER AND INVESTMENT MANAGEMENT AGREEMENT

  Nuveen Advisory Corp. acts as investment adviser for and manages the investment and reinvestment of the assets of each of the Funds. Nuveen Advisory also administers the Trust's business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and permits any of its officers or employees to serve without compensation as trustees or officers of the Trust if elected to such positions. See "Fund Service Providers" in the Prospectus.

  Pursuant to an investment management agreement between Nuveen Advisory and the Trust, each of the Funds has agreed to pay an annual management fee at the rates set forth below:

AVERAGE DAILY NET ASSET VALUE FEE                                 MANAGEMENT FEE
---------------------------------                                 --------------
For the first $125 million.......................................  .5500 of 1%
For the next $125 million........................................  .5375 of 1%
For the next $250 million........................................  .5250 of 1%
For the next $500 million........................................  .5125 of 1%
For the next $1 billion..........................................  .5000 of 1%
For assets over $2 billion.......................................  .4750 of 1%


  For all Funds, except the Maryland Fund, Nuveen Advisory has committed through at least 1998 to continue Flagship's general dividend-setting practices. For the Maryland Fund, Nuveen Advisory has voluntarily agreed through July 31, 1998 to waive fees or reimburse expenses so that the total operating expenses (not counting distribution and service fees) for the fund do not exceed 0.75% of average daily net assets.

  For the last three fiscal years, the Maryland Municipal Bond Fund paid net management fees to Nuveen Advisory as follows:

                              MANAGEMENT FEES NET OF
                               EXPENSE REIMBURSEMENT   FEE WAIVERS AND EXPENSE
                              PAID TO NUVEEN ADVISORY       REIMBURSEMENTS
                                FOR THE YEAR ENDED        FOR THE YEAR ENDED
                             ------------------------- ------------------------
                             1/31/95  1/31/96 5/31/97* 1/31/95 1/31/96 5/31/97*
                             -------- ------- -------- ------- ------- --------
Maryland Municipal Bond
 Fund....................... $189,022 131,476 332,471  65,460  148,537  81,437

--------
*For the sixteen month period ended May 31, 1997

  For the last three fiscal years, the Arizona Municipal Bond Fund, the Colorado Municipal Bond Fund, the Florida Municipal Bond Fund, the Florida Intermediate Municipal Bond Fund, the New Mexico Municipal Bond Fund, the Pennsylvania Municipal Bond Fund, and the Virginia Municipal Bond Fund paid net management fees to Flagship Financial, predecessor to Nuveen Advisory, and beginning on 2/1/97, to Nuveen Advisory, as follows:

                              MANAGEMENT FEES NET OF
                               EXPENSE REIMBURSEMENT
                                 PAID TO FLAGSHIP       FEE WAIVERS AND EXPENSE
                              FINANCIAL FOR THE YEAR        REIMBURSEMENTS
                                       ENDED              FOR THE YEAR ENDED
                             ------------------------- -------------------------
                             5/31/95 5/31/96  5/31/97   5/31/95  5/31/96 5/31/97
                             ------- ------- --------- --------- ------- -------
Arizona Municipal Bond
 Fund......................  122,032  82,113   277,387   277,079 337,926 190,556
Colorado Municipal Bond
 Fund......................      --      --     24,740   169,048 257,637 142,072
Florida Municipal Bond
 Fund......................  633,336 980,751 1,238,874 1,093,473 685,218 448,690
Florida Intermediate
 Municipal Bond Fund.......      --      --        --     19,498  75,798 110,883
New Mexico Municipal Bond
 Fund......................   17,972  32,291   109,772   226,715 226,537 155,889
Pennsylvania Municipal Bond
 Fund......................   58,095  65,517   101,030   164,423 167,757 277,221
Virginia Municipal Bond
 Fund......................  211,367 310,198   404,706   351,513 312,111 374,624

  In addition to the management fee of Nuveen Advisory, each Fund pays all other costs and expenses of its operations and a portion of the Trust's general administrative expenses allocated in proportion to the net assets of each Fund.

  Nuveen Advisory is a wholly owned subsidiary of John Nuveen & Co. Incorporated ("Nuveen"), the Funds' principal underwriter. In 1961, Nuveen began sponsoring the Nuveen Tax-Exempt Unit Trust and since that time has issued more than $36 billion in tax-exempt unit trusts, including over $12 billion in tax-exempt insured unit trusts. In addition, Nuveen open-end and closed-end funds held approximately $36 billion in tax-exempt securities under management as of the date of this Statement. Over 1,000,000 individuals have invested to date in Nuveen's tax-exempt funds and trusts. Founded in 1898, Nuveen is a subsidiary of The John Nuveen Company which, in turn, is approximately 78% owned by The St. Paul Companies, Inc. ("St. Paul"). St. Paul is located in St. Paul, Minnesota and is principally engaged in providing property-liability insurance through subsidiaries. Effective January 1, 1997, The John Nuveen Company acquired Flagship Resources Inc., and as part of that acquisition, Flagship Financial, the adviser to the Flagship Funds, was merged with Nuveen Advisory.

  Nuveen Advisory's portfolio managers call upon the resources of Nuveen's Research Department. The Nuveen Research Department reviews more than $100 billion in municipal bonds every year.

  The Funds, the other Nuveen funds, Nuveen Advisory, and other related entities have adopted a code of ethics which essentially prohibits all Nuveen fund management personnel, including Nuveen fund portfolio managers, from engaging in personal investments which compete or interfere with, or attempt to take advantage of, a Fund's anticipated or actual portfolio transactions, and is designed to assure that the interests of Fund shareholders are placed before the interests of Nuveen personnel in connection with personal investment transactions.

PORTFOLIO TRANSACTIONS

  Nuveen Advisory, in effecting purchases and sales of portfolio securities for the account of each Fund, will place orders in such manner as, in the opinion of management, will offer the best price and market for the execution of each transaction. Portfolio securities will normally be purchased directly from an underwriter or in the over-the-counter market from the principal dealers in such securities, unless it appears that a better price or execution may be obtained elsewhere. Portfolio securities will not be purchased from Nuveen or its affiliates except in compliance with the Investment Company Act of 1940.

  The Funds expect that all portfolio transactions will be effected on a principal (as opposed to an agency) basis and, accordingly, do not expect to pay any brokerage commissions. Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include the spread between the bid and asked price. Given the best price and execution obtainable, it will be the practice of the Funds to select dealers which, in addition, furnish research information (primarily credit analyses of issuers and general economic reports) and statistical and other services to Nuveen Advisory. It is not possible to place a dollar value on information and statistical and other services received from dealers. Since it is only supplementary to Nuveen Advisory's own research efforts, the receipt of research information is not expected to reduce significantly Nuveen Advisory's expenses. While Nuveen Advisory will be primarily responsible for the placement of the business of the Funds, the policies and practices of Nuveen Advisory in this regard must be consistent with the foregoing and will, at all times, be subject to review by the Board of Trustees.

  Nuveen Advisory reserves the right to, and does, manage other investment accounts and investment companies for other clients, which may have investment objectives similar to the Funds. Subject to applicable laws and regulations, Nuveen Advisory will attempt to allocate equitably portfolio transactions among the Funds and the portfolios of its other clients purchasing or selling securities whenever decisions are made to purchase or sell securities by a Fund and one or more of such other clients simultaneously. In making such allocations the main factors to be considered will be the respective investment objectives of the Fund and such other clients, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment by the Fund and such other clients, the size of investment commitments generally held by the Fund and such other clients and opinions of the persons responsible for recommending investments to the Fund and such other clients. While this procedure could have a detrimental effect on the price or amount of the securities available to a Fund from time to time, it is the opinion of the Board of Trustees that the benefits available from Nuveen Advisory's organization will outweigh any disadvantage that may arise from exposure to simultaneous transactions.

  Under the Investment Company Act of 1940, the Funds may not purchase portfolio securities from any underwriting syndicate of which Nuveen is a member except under certain limited conditions set forth in Rule 10f-3. The Rule sets forth requirements relating to, among other things, the terms of an issue of Municipal Obligations purchased by a Fund, the amount of Municipal Obligations which may be purchased in any one issue and the assets of a Fund which may be invested in a particular issue. In addition, purchases of securities made pursuant to the terms of the Rule must be approved at least quarterly by the Board of Trustees, including a majority of the trustees who are not interested persons of the Trust.

NET ASSET VALUE

  As stated in the Prospectus, the net asset value of the shares of the Funds will be determined separately for each class of the Fund's shares by The Chase Manhattan Bank, the Funds' custodian, as of the close of trading (normally 4:00 p.m. Eastern Time) on each day on which the New York Stock Exchange (the "Exchange") is normally open for trading. The Exchange is not open for trading on New Year's Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share of a class of shares of a Fund will be computed by dividing the value of the Fund's assets attributable to the class, less the liabilities attributable to the class, by the number of shares of the class outstanding.

  In determining net asset value for the Funds, each Fund's custodian utilizes the valuations of portfolio securities furnished by a pricing service approved by the trustees. Securities for which quotations are not readily available (which constitute a majority of the securities held by the Funds) are valued at fair value as determined by the pricing service using methods which include consideration of the following: yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating; indications as to value from dealers; and general market conditions. The pricing service may employ electronic data processing techniques and/or a matrix system to determine valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Board of Trustees.

TAX MATTERS

FEDERAL INCOME TAX MATTERS

  The following discussion of federal income tax matters is based upon the advice of Fried, Frank, Harris, Shriver & Jacobson, counsel to the Trust.

  Each Fund intends to qualify under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") for tax treatment as a regulated investment company. In order to qualify as a regulated investment company, a Fund must satisfy certain requirements relating to the source of its income, diversification of its assets, and distributions of its income to shareholders. First, a Fund must derive at least 90% of its annual gross income (including tax-exempt interest) from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities, foreign currencies or other income (including but not limited to gains from options and futures) derived with respect to its business of investing in such stock or securities (the "90% gross income test"). Second, for taxable years beginning on or before August 5, 1997 a Fund must derive less than 30% of its annual gross income from the sale or other disposition of any of the following which was held for less than three months: (i) stock or securities and (ii) certain options, futures, or forward contracts (the "short-short test"). The short-short test will not be a requirement for qualification as a regulated investment company for taxable years beginning after August 5, 1997. Third, a Fund must diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets is comprised of cash, cash items, United States Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of a Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the total assets is invested in the securities of any one issuer (other than United States Government securities and securities of other regulated investment companies) or two or more issuers controlled by a Fund and engaged in the same, similar or related trades or businesses.

  As a regulated investment company, a Fund will not be subject to federal income tax in any taxable year for which it distributes at least 90% of the sum of (i) its "investment company taxable income" (which includes dividends, taxable interest, taxable original issue discount and market discount income, income from securities lending, net short-term capital gain in excess of long-term capital loss, and any other taxable income other than "net capital gain" (as defined below) and is reduced by deductible expenses) and (ii) its net tax-exempt interest (the excess of its gross tax-exempt interest income over certain disallowed deductions). A Fund may retain for investment its net capital gain (which consists of the excess of its net long-term capital gain over its short-term capital loss). However, if a Fund retains any net capital gain or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If a Fund retains any capital gain, such Fund may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by such Fund against their federal income tax liabilities if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to 65% of the amount of undistributed capital gains included in the shareholder's gross income. Each Fund intends to distribute at least annually to its shareholders all or substantially all of its net tax-exempt interest and any investment company taxable income and net capital gain.

  Treasury regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain, i.e., the excess of net long-term capital gain over net short-term capital loss for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if they had been incurred in the succeeding year.

  Each Fund also intends to satisfy conditions (including requirements as to the proportion of its assets invested in Municipal Obligations) that will enable it to designate distributions from the interest income generated by investments in Municipal Obligations, which is exempt from regular federal income tax when received by such Fund, as exempt-interest dividends. Shareholders receiving exempt-interest dividends will not be subject to regular federal income tax on the amount of such dividends. Insurance proceeds received by a Fund under any insurance policies in respect of scheduled interest payments on defaulted Municipal Obligations will be excludable from federal gross income under Section 103(a) of the Code. In the case of non-appropriation by a political subdivision, however, there can be no assurance that payments made by the insurer representing interest on "non-appropriation" lease obligations will be excludable from gross income for federal income tax purposes. See "Investment Policies and Investment Portfolio; Portfolio Securities."

  Distributions by a Fund of net interest received from certain taxable temporary investments (such as certificates of deposit, commercial paper and obligations of the U.S. Government, its agencies and instrumentalities) and net short-term capital gains realized by a Fund, if any, will be taxable to shareholders as ordinary income whether received in cash or additional shares. If a Fund purchases a Municipal Obligation at a market discount, any gain realized by the Fund upon sale or redemption of the Municipal Obligation will be treated as taxable interest income to the extent such gain does not exceed the market discount, and any gain realized in excess of the market discount will be treated as capital gains. Any net long-term capital gains realized by a Fund and distributed to shareholders in cash or additional shares, will be taxable to shareholders as long-term capital gains regardless of the length of time investors have owned shares of a Fund. Distributions by a Fund that do not constitute ordinary income dividends, exempt-interest dividends, or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his or her shares. Any excess will be treated as gain from the sale of his or her shares, as discussed below.

  If a Fund has both tax-exempt and taxable income, it will use the "average annual" method for determining the designated percentage that is taxable income and designate the use of such method within 60 days after the end of the Fund's taxable year. Under this method, one designated percentage is applied uniformly to all distributions made during the Fund's taxable year. The percentage of income designated as tax-exempt for any particular distribution may be substantially different from the percentage of the Fund's income that was tax-exempt during the period covered by the distribution.

  If a Fund engages in hedging transactions involving financial futures and options, these transactions will be subject to special tax rules, the effect of which may be to accelerate income to a Fund, defer a Fund's losses, cause adjustments in the holding periods of a Fund's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

  Because the taxable portion of a Fund's investment income consists primarily of interest, none of its dividends, whether or not treated as exempt-interest dividends, is expected to qualify under the Internal Revenue Code for the dividends received deductions for corporations.

  Prior to purchasing shares in a Fund, the impact of dividends or distributions which are expected to be or have been declared, but not paid, should be carefully considered. Any dividend or distribution declared shortly after a purchase of such shares prior to the record date will have the effect of reducing the per share net asset value by the per share amount of the dividend or distribution.

  Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in one of those months and paid during the following January, will be treated as having been distributed by a Fund (and received by the shareholders) on December 31.

  The redemption or exchange of the shares of a Fund normally will result in capital gain or loss to the shareholders. Generally, a shareholder's gain or loss will be long-term gain or loss if the shares have been held for more than one year. Present law taxes both long- and short-term capital gains of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, however, net capital gains (i.e., the excess of net long-term capital gain over net short-term capital loss) will be taxed at a maximum marginal rate of 28%, while short-term capital gains and other ordinary income will be taxed at a maximum marginal rate of 39.6%. Because of the limitations on itemized deductions and the deduction for personal exemptions applicable to higher income taxpayers, the effective tax rate may be higher in certain circumstances.

  All or a portion of a sales charge paid in purchasing shares of a Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent shares of a Fund or another fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. Any disregarded portion of such charge will result in an increase in the shareholder's tax basis in the shares subsequently acquired. Moreover, losses recognized by a shareholder on the redemption or exchange of shares of a Fund held for six months or less are disallowed to the extent of any distribution of exempt-interest dividends received with respect to such shares and, if not disallowed, such losses are treated as long-term capital losses to the extent of any distributions of long-term capital gains made with respect to such shares. In addition, no loss will be allowed on the redemption or exchange of shares of a Fund if the shareholder purchases other shares of such Fund (whether through reinvestment of distributions or otherwise) or the shareholder acquires or enters into a contract or option to acquire securities that are substantially identical to shares of a Fund within a period of 61 days beginning 30 days before and ending 30 days after such redemption or exchange. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

  It may not be advantageous from a tax perspective for shareholders to redeem or exchange shares after tax-exempt income has accrued but before the record date for the exempt-interest dividend representing the distribution of such income. Because such accrued tax-exempt income is included in the net asset value per share (which equals the redemption or exchange value), such a redemption could result in treatment of the portion of the sales or redemption proceeds equal to the accrued tax-exempt interest as taxable gain (to the extent the redemption or exchange price exceeds the shareholder's tax basis in the shares disposed of) rather than tax-exempt interest.

  In order to avoid a 4% federal excise tax, a Fund must distribute or be deemed to have distributed by December 31 of each calendar year at least 98% of its taxable ordinary income for such year, at least 98% of the excess of its realized capital gains over its realized capital losses (generally computed on the basis of the one-year period ending on October 31 of such year) and 100% of any taxable ordinary income and the excess of realized capital gains over realized capital losses for the prior year that was not distributed during such year and on which such Fund paid no federal income tax. For purposes of the excise tax, a regulated investment company may reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year. The Funds intend to make timely distributions in compliance with these requirements and consequently it is anticipated that they generally will not be required to pay the excise tax.

  If in any year a Fund should fail to qualify under Subchapter M for tax treatment as a regulated investment company, the Fund would incur a regular corporate federal income tax upon its income for that year (other than interest income from Municipal Obligations), and distributions to its shareholders would be taxable to shareholders as ordinary dividend income for federal income tax purposes to the extent of the Fund's available earnings and profits.

  Because the Funds may invest in private activity bonds, the interest on which is not federally tax-exempt to persons who are "substantial users" of the facilities financed by such bonds or "related persons" of such "substantial users," the Funds may not be an appropriate investment for shareholders who are considered either a "substantial user" or a "related person" within the meaning of the Code. For additional information, investors should consult their tax advisers before investing in a Fund.

  Federal tax law imposes an alternative minimum tax with respect to both corporations and individuals. Interest on certain Municipal Obligations, such as bonds issued to make loans for housing purposes or to private entities (but not for certain tax-exempt organizations such as universities and non-profit hospitals), is included as an item of tax preference in determining the amount of a taxpayer's alternative minimum taxable income. To the extent that a Fund receives income from Municipal Obligations subject to the alternative minimum tax, a portion of the dividends paid by it, although otherwise exempt from federal income tax, will be taxable to shareholders to the extent that their tax liability is determined under the alternative minimum tax regime. The Funds will annually supply shareholders with a report indicating the percentage of Fund income attributable to Municipal Obligations subject to the federal alternative minimum tax.

  In addition, the alternative minimum taxable income for corporations is increased by 75% of the difference between an alternative measure of income ("adjusted current earnings") and the amount otherwise determined to be the alternative minimum taxable income. Interest on all Municipal Obligations, and therefore all distributions by the Funds that would otherwise be tax-exempt, is included in calculating a corporation's adjusted current earnings.

  Tax-exempt income, including exempt-interest dividends paid by a Fund, will be added to the taxable income of individuals receiving social security or railroad retirement benefits in determining whether a portion of that benefit will be subject to federal income tax.

  The Code provides that interest on indebtedness incurred or continued to purchase or carry shares of any Fund is not deductible. Under rules used by the IRS for determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares of a Fund may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

  The Funds are required in certain circumstances to withhold 31% of taxable dividends and certain other payments paid to non-corporate holders of shares who have not furnished to the Funds their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding.

  The foregoing is a general and abbreviated summary of the provisions of the Code and Treasury Regulations presently in effect as they directly govern the taxation of the Fund and its shareholders. For complete provisions, reference should be made to the pertinent Code sections and Treasury Regulations. The Code and Treasury Regulations are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Fund transactions. Shareholders are advised to consult their own tax advisers for more detailed information concerning the federal taxation of the Funds and the income tax consequences to their shareholders.

STATE TAX MATTERS

  The discussion of tax treatment is based on the assumptions that the Funds will qualify under Subchapter M of the Code as regulated investment companies and as qualified investment funds under applicable state law, that they will satisfy the conditions which will cause distributions to qualify as exempt-interest dividends to shareholders when distributed as intended, and that each Fund will distribute all interest and dividends it receives to its shareholders. Unless otherwise noted, shareholders in each Fund will not be subject to state income taxation on distributions that are attributable to interest earned on the municipal obligations issued by that state or its subdivisions, or on obligations of the United States. Shareholders generally will be required to include capital gain distributions in their income for state tax purposes. The tax discussion summarizes general state tax laws which are currently in effect and are subject to change by legislative or administrative action; any such changes may be retroactive with respect to the applicable Fund's transactions. Investors should consult a tax adviser for more detailed information about state taxes to which they may be subject.

MARYLAND

  The following is a general, abbreviated summary of certain provisions of the applicable Maryland tax law as presently in effect as it directly governs the taxation of resident individual and corporate shareholders of the Maryland Fund. This summary does not address the taxation of other shareholders nor does it discuss any local taxes that may be applicable. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Maryland Fund transactions.

  The following is based on the assumptions that the Maryland Fund will qualify under Subchapter M of the Code as a regulated investment company, that it will satisfy the conditions which will cause Maryland Fund distributions to qualify as exempt-interest dividends to shareholders, and that it will distribute all interest and dividends it receives to the Maryland Fund's shareholders.

  The Maryland Fund will be subject to the Maryland corporate income tax only if it has a sufficient nexus with Maryland. If it is subject to the Maryland corporate income tax, it does not expect to pay a material amount of such tax.

  Distributions by the Maryland Fund that are attributable to interest on or gain from the sale or exchange of any obligation of Maryland or its political subdivisions or to interest on obligations of the United States, its territories, possessions, or instrumentalities that are exempt from state taxation under federal law will not be subject to the Maryland individual income tax or the Maryland corporate income tax. All remaining distributions to shareholders will be subject to the Maryland individual and corporate income taxes.

  Gain on the sale, exchange, or other disposition of shares of the Maryland Fund will be subject to the Maryland individual and corporate income taxes.

  Shares of the Maryland Fund may be subject to the Maryland estate tax if owned by a Maryland decedent at the time of death.

  Shareholders are advised to consult with their own tax advisers for more detailed information concerning Maryland state and local tax matters.

ARIZONA

  The following is a general, abbreviated summary of certain provisions of the applicable Arizona tax law as presently in effect as it directly governs the taxation of resident individual and corporate shareholders of the Arizona Fund. This summary does not address the taxation of other shareholders nor does it discuss any local taxes that may be applicable. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Arizona Fund transactions.

  The following is based on the assumptions that the Arizona Fund will qualify under Subchapter M of the Code as a regulated investment company, that it will be registered as a diversified management company under (S)5 of the Federal Investment Company Act of 1940, that it will satisfy the conditions which will cause Arizona Fund distributions to qualify as exempt-interest dividends to shareholders, and that it will distribute all interest and dividends it receives to the Arizona Fund's shareholders.

  The Arizona Fund is not subject to the Arizona corporate income tax.

  Distributions by the Arizona Funds that are attributable to interest on any obligation of Arizona and its political subdivision or to interest on obligations of the United States, its territories, possessions or instrumentalities that are exempt from state taxation under federal law will not be subject to the Arizona individual and corporate income taxes. All remaining distributions, including distributions attributable to capital gains, will be subject to the Arizona individual and corporate income taxes.

  Gain on the sale, exchange, or other disposition of shares of the Arizona Fund will be subject to the Arizona individual and corporate income taxes.

  Shares of the Arizona Fund may be subject to the Arizona estate tax if owned by an Arizona decedent at the time of death.

  Shareholders are advised to consult with their own tax advisers for more detailed information concerning Arizona state and local tax matters.

COLORADO

  The following is a general, abbreviated summary of certain provisions of the applicable Colorado tax law as presently in effect as it directly governs the taxation of resident individual and corporate shareholders of the Colorado Fund. This summary does not address the taxation of other shareholders nor does it discuss any local taxes that may be applicable. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Colorado Fund transactions.

  The following is based on the assumptions that the Colorado Fund will qualify under Subchapter M of the Code as a regulated investment company, that it will satisfy the conditions which will cause Colorado Fund distributions to qualify as exempt-interest dividends to shareholders, and that it will distribute all interest and dividends it receives to the Colorado Fund's shareholders.

  The Colorado Fund will be subject to the Colorado corporate income tax only if it has a sufficient nexus with Colorado. If it is subject to the Colorado corporate income tax, it does not expect to pay a material amount of such tax.

  Distributions by the Colorado Fund that are attributable to interest earned on any obligation of Colorado and its political subdivisions issued on or after May 1, 1980 and certain such obligations issued before May 1, 1980 or to interest on obligations of the United States, its territories, possessions or instrumentalities that are exempt from state taxation under federal law will not be subject to the Colorado corporate income tax. All other distributions, including distributions attributable to capital gains, will be subject to the Colorado individual and corporate income taxes.

  Gain on the sale, exchange, or other disposition of shares of the Colorado Fund will be subject to the Colorado individual and corporate income taxes.

  Shares of the Colorado Fund may be subject to the Colorado estate tax if owned by an Colorado decedent at the time of death.

  Shareholders are advised to consult with their own tax advisers for more detailed information concerning Colorado state and local tax matters.

FLORIDA

  The following is a general, abbreviated summary of certain provisions of the applicable Florida tax law as presently in effect as it directly governs the taxation of resident individual and corporate shareholders of the Florida Funds. This summary does not address the taxation of other shareholders nor does it discuss any local taxes that may be applicable. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to transactions of the Florida Funds.

  The following is based on the assumptions that the Florida Funds will qualify under Subchapter M of the Code as regulated investment companies, that they will satisfy the conditions which will cause distributions of Florida Funds to qualify as exempt-interest dividends to shareholders, and that they will distribute all interest and dividends they receive to the Florida Funds' shareholders.

  The Florida Funds will be subject to the Florida corporate income tax only if they have a sufficient nexus with Florida. If the Florida Funds are subject to the Florida corporate income tax, they do not expect to pay a material amount of such tax. The Florida Funds will not be subject to the Florida intangible personal property tax.

  Shares of the Florida Funds will not be subject to the Florida intangible personal property tax if on January 1 of the taxable year, the Funds hold only tax-exempt obligations of Florida and its political subdivisions or of the United States, its territories, possessions or instrumentalities that are exempt from state taxation under federal law ("Federal Obligations"). If the Florida Funds hold any other types of assets on that date, then the entire value of the Funds' shares (except for the portion of the value of the shares attributable to Federal Obligations) will be subject to the Florida intangible personal property tax.

  All distributions by the Florida Funds to corporate shareholders, regardless of source, will be subject to the Florida corporate income tax. Gain on the sale, exchange, or other dispositions of shares of the Florida Funds will be subject to the Florida corporate income tax.

  Shares of the Florida Funds may be subject to the Florida estate tax if owned by a Florida decedent at the time of death.

  Shareholders are advised to consult with their own tax advisers for more detailed information concerning Florida state and local tax matters.

NEW MEXICO

  The following is a general, abbreviated summary of certain provisions of the applicable New Mexico tax law as presently in effect as it directly governs the taxation of resident individual and corporate shareholders of the New Mexico Fund. This summary does not address the taxation of other shareholders nor does it discuss any local taxes that may be applicable. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to New Mexico Fund transactions.

  The following is based on the assumptions that the New Mexico Fund will qualify under Subchapter M of the Code as a regulated investment company, that it will satisfy the conditions which will cause New Mexico Fund distributions to qualify as exempt-interest dividends to shareholders, and that it will distribute all interest and dividends it receives to the New Mexico Fund's shareholders.

  The New Mexico Fund will be subject to the New Mexico corporate franchise tax and the New Mexico corporate income tax only if it has a sufficient nexus with New Mexico. If the New Mexico Fund is subject to such taxes, it does not expect to pay a material amount of either tax.

  Distributions by the New Mexico Fund that are attributable to interest on any obligation of New Mexico and its political subdivisions or to interest on obligations of the United States, its territories, possessions or instrumentalities that are exempt from state taxation under federal law will not be subject to the New Mexico personal income tax or the New Mexico corporate income tax. All other distributions, including distributions attributable to capital gains, will be subject to the New Mexico personal and corporate income taxes.

  Gain on the sale, exchange, or other disposition of shares of the New Mexico Fund will be subject to the New Mexico personal and corporate income taxes.

  Shares of the New Mexico Fund may be subject to the New Mexico estate tax if owned by a New Mexico decedent at the time of death.

  Shareholders are advised to consult with their own tax advisers for more detailed information concerning New Mexico and local tax matters.

PENNSYLVANIA

  The following is a general, abbreviated summary of certain provisions of the applicable Pennsylvania tax law as presently in effect as it directly governs the taxation of resident individual and corporate shareholders of the Pennsylvania Fund. This summary does not address the taxation of other shareholders not does it discuss any local taxes that may be applicable. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Pennsylvania Fund transactions.

  The following is based on the assumptions that the Pennsylvania Fund will qualify under Subchapter M of the Code and under the Investment Company Act of 1940 as a regulated investment company, that it will satisfy the conditions which will cause Pennsylvania Fund distributions to qualify as exempt-interest dividends to shareholders, and that it will distribute all interest and dividends it receives to the Pennsylvania Fund's shareholders.

  The Pennsylvania Fund will not be subject to the Pennsylvania corporate net income tax. The Pennsylvania Fund will be subject to the Pennsylvania franchise tax only if it has a sufficient nexus with Pennsylvania. If it is subject to the Pennsylvania franchise tax, it does not expect to pay a material amount of such tax.

  Distributions from the Pennsylvania Fund that are attributable to interest on any obligation of Pennsylvania or its political subdivisions or to interest on obligations of the United States, its territories, possessions, or instrumentalities that are exempt from state taxation under federal law will not be subject to the Pennsylvania personal income tax or the Pennsylvania corporate net income tax. Distributions by the Pennsylvania Fund that are attributable to interest on the obligations of states other than Pennsylvania will not be subject to the Pennsylvania corporate net income tax unless they are subject to federal income tax. All other distributions, including those attributable to capital gains, will be subject to the Pennsylvania personal and corporate income taxes.

  Gain on the sale, exchange, or other disposition of shares of the Pennsylvania Fund will be subject to the Pennsylvania personal and corporate income taxes.

  Shares of the Pennsylvania Fund may be subject to the Pennsylvania inheritance tax and the Pennsylvania estate tax if held by a Pennsylvania decedent at the time of death.

  Shareholders are advised to consult with their own tax advisers for more detailed information concerning Pennsylvania and local tax matters.

VIRGINIA

  The following is a general, abbreviated summary of certain provisions of the applicable Virginia tax law as presently in effect as it directly governs the taxation of resident individual and corporate shareholders of the Virginia Fund. This summary does not address the taxation of other shareholders nor does it discuss any local taxes that may be applicable. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Virginia Fund transactions.

  The following is based on the assumptions that the Virginia Fund will qualify under Subchapter M of the Code as a regulated investment company, that it will satisfy the conditions which will cause Virginia Fund distributions to qualify as exempt-interest dividends to shareholders, and that it will distribute all interest and dividends it receives to the Virginia Fund's shareholders.

  The Virginia Fund will be subject to the Virginia corporate income tax only if it has a sufficient nexus with Virginia. If it is subject to the Virginia corporate income tax, it does not expect to pay a material amount of such tax.

  Distributions by the Virginia Fund that are attributable to interest on or gain from the sale or exchange of obligations of Virginia and its political subdivisions and instrumentalities ("Virginia Obligations") or obligations of the United States and its territories, possessions or instrumentalities that are exempt from state taxation under federal law will not be subject to the Virginia personal income tax or the Virginia corporate income tax. All remaining distributions will be subject to the Virginia personal and corporate income taxes.

  Gain on the sale, exchange, or other disposition of shares of the Virginia Fund will be subject to the Virginia personal and corporate income taxes.

  If a shareholder receives a distribution consisting in part of taxable income, then the entire distribution will be taxed unless the shareholder substantiates the portion which is exempt from taxation.

  Shares of the Virginia Fund may be subject to the Virginia estate tax if owned by a Virginia decedent at the time of death.

  Shareholders are advised to consult with their own tax advisers for more detailed information concerning Virginia state and local tax matters.

PERFORMANCE INFORMATION

  The historical investment performance of the Funds may be shown in the form of "yield," "taxable equivalent yield," "average annual total return," "cumulative total return" and "taxable equivalent total return" figures, each of which will be calculated separately for each class of shares.

  In accordance with a standardized method prescribed by rules of the Securities and Exchange Commission ("SEC"), yield is computed by dividing the net investment income per share earned during the specified one month or 30-day period by the maximum offering price per share on the last day of the period, according to the following formula:


                            Yield=2[(a-b +1)/6/ -1]
                                         cd

  In the above formula, a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursements); c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period. In the case of Class A shares, the maximum offering price includes the current maximum front-end sales charge of 4.20% (3% for the Florida Intermediate Fund).

  In computing yield, the Funds follow certain standardized accounting practices specified by SEC rules. These practices are not necessarily consistent with those that the Funds use to prepare their annual and interim financial statements in conformity with generally accepted accounting principles. Thus, yield may not equal the income paid to shareholders or the income reported in a Fund's financial statements.

  Taxable equivalent yield is computed by dividing that portion of the yield which is tax-exempt by the remainder of (1 minus the stated combined federal and state income tax rate, taking into account the deductibility of state taxes for federal income tax purposes) and adding the product to that portion, if any, of the yield that is not tax exempt.

  The taxable equivalent yields quoted below are based upon (1) the stated combined federal and state income tax rates and (2) the yields for the 30-day period quoted in the left-hand column.

                                                AS OF MAY 31, 1997
                                    ------------------------------------------
                                           COMBINED FEDERAL       TAXABLE
                                    YIELD AND STATE TAX RATE* EQUIVALENT YIELD
                                    ----- ------------------- ----------------
      Arizona Municipal Bond Fund
        Class A Shares............. 4.36%       42.50%             7.58%
        Class B Shares ............ 3.80%       42.50%             6.61%
        Class C Shares............. 4.01%       42.50%             6.97%
        Class R Shares............. 4.76%       42.50%             8.28%
      Colorado Municipal Bond Fund
        Class A Shares............. 4.72%       42.50%             8.21%
        Class B Shares ............ 4.17%       42.50%             7.25%
        Class C Shares............. 4.37%       42.50%             7.60%
        Class R Shares............. 5.12%       42.50%             8.90%
      Florida Municipal Bond Fund
        Class A Shares............. 4.62%       39.60%             7.65%
        Class B Shares ............ 4.07%       39.60%             6.74%
        Class C Shares............. 4.27%       39.60%             7.07%
        Class R Shares............. 5.02%       39.60%             8.31%
      Florida Intermediate
      Municipal Bond Fund
        Class A Shares............. 4.08%       39.60%             6.75%
        Class C Shares............. 3.80%       39.60%             6.29%
        Class R Shares............. 4.50%       39.60%             7.45%
      Maryland Municipal Bond Fund
        Class A Shares............. 4.33%       42.50%             7.53%
        Class B Shares ............ 3.77%       42.50%             6.56%
        Class C Shares............. 3.97%       42.50%             6.90%
        Class R Shares............. 4.72%       42.50%             8.21%
      New Mexico Municipal Bond
      Fund
        Class A Shares............. 4.70%       44.50%             8.47%
        Class B Shares ............ 4.16%       44.50%             7.50%
        Class C Shares............. 4.36%       44.50%             7.86%
        Class R Shares............. 5.11%       44.50%             9.21%
      Pennsylvania Municipal Bond
       Fund
        Class A Shares............. 4.96%       41.50%             8.48%
        Class B Shares ............ 4.42%       41.50%             7.56%
        Class C Shares............. 4.63%       41.50%             7.91%
        Class R Shares............. 5.38%       41.50%             9.20%

                                                 AS OF MAY 31, 1997
                                     ------------------------------------------
                                            COMBINED FEDERAL       TAXABLE
                                     YIELD AND STATE TAX RATE* EQUIVALENT YIELD
                                     ----- ------------------- ----------------
      Virginia Municipal Bond Fund
        Class A Shares.............. 4.94%       43.00%             8.67%
        Class B Shares ............. 4.41%       43.00%             7.74%
        Class C Shares.............. 4.61%       43.00%             8.09%
        Class R Shares.............. 5.36%       43.00%             9.40%

--------
   * The combined tax rates used in these tables represent the highest or one of the highest combined tax rates applicable to state taxpayers, rounded to the nearest .5%; these rates do not reflect the current federal tax limitations on itemized deductions and personal exemptions, which may raise the effective tax rate and taxable equivalent yield for taxpayers above certain income levels.

  For additional information concerning taxable equivalent yields, see the Taxable Equivalent Yields tables in the Prospectus.

  The Funds may from time to time in their advertising and sales materials report a quotation of their current distribution rate. The distribution rate represents a measure of dividends distributed for a specified period. Distribution rate is computed by taking the most recent monthly tax-free income dividend per share, multiplying it by 12 to annualize it, and dividing by the appropriate price per share (e.g., net asset value for purchases to be made without a load such as reinvestments from Nuveen UITs, or the maximum public offering price). The distribution rate differs from yield and total return and therefore is not intended to be a complete measure of performance. Distribution rate may sometimes differ from yield because a Fund may be paying out more than it is earning and because it may not include the effect of amortization of bond premiums to the extent such premiums arise after the bonds were purchased.

  The distribution rates as of the period quoted, based on the maximum public offering price then in effect for the Funds, and assuming the imposition of the maximum sales charge for Class A Shares of 4.20% (3% for the Florida Intermediate Fund), were as follows:

                                                           MAY 31, 1997
                                                   -----------------------------
                                                        DISTRIBUTION RATES
                                                   -----------------------------
                                                           CLASS
                                                   CLASS A   B   CLASS C CLASS R
                                                   ------- ----- ------- -------
      Arizona Municipal Bond Fund.................  4.85%  4.32%  4.52%   5.27%
      Colorado Municipal Bond Fund................  4.93%  4.39%  4.60%   5.34%
      Florida Municipal Bond Fund ................  5.00%  4.47%  4.68%   5.42%
      Florida Intermediate Municipal Bond Fund....  4.48%    N/A  4.07%   4.81%
      Maryland Municipal Bond Fund................  4.65%  4.10%  4.28%   5.03%
      New Mexico Municipal Bond Fund..............  4.75%  4.22%  4.42%   5.16%
      Pennsylvania Municipal Bond Fund............  5.23%  4.70%  4.91%   5.65%
      Virginia Municipal Bond Fund................  5.13%  4.62%  4.81%   5.56%

  Average annual total return quotation is computed in accordance with a standardized method prescribed by SEC rules. The average annual total return for a specific period is found by taking a hypothetical, $1,000 investment ("initial investment") in Fund shares on the first day of the period, reducing the amount to reflect the maximum sales charge, and computing the "redeemable value" of that investment at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the Nth root (N representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. The calculation assumes that all income and capital gains distributions have been reinvested in Fund shares at net asset value on the reinvestment dates during the period.

  Total returns for the oldest class of each fund reflect actual performance for all periods. For other classes, total returns reflect actual performance for periods since class inception, and the oldest class's performance for periods prior to inception, adjusted for the differences in sales charges and fees between the classes.

  The inception dates for each class of the Funds' shares are as follows:

                                                               INCEPTION DATES
                                                              ------------------
Arizona Municipal Bond fund
  Class A Shares.............................................   October 29, 1986
  Class B Shares.............................................   February 1, 1997
  Class C Shares.............................................   February 7, 1994
  Class R Shares.............................................   February 1, 1997
Colorado Municipal Bond fund
  Class A Shares.............................................        May 4, 1987
  Class B Shares.............................................   February 1, 1997
  Class C Shares.............................................   February 1, 1997
  Class R Shares.............................................   February 1, 1997
Florida Municipal Bond fund
  Class A Shares.............................................      June 15, 1990
  Class B Shares.............................................   February 1, 1997
  Class C Shares............................................. September 14, 1995
  Class R Shares.............................................   February 1, 1997
Florida Intermediate Municipal Bond fund
  Class A Shares.............................................   February 1, 1994
  Class C Shares.............................................   February 2, 1994
  Class R Shares.............................................   February 1, 1997
Maryland Municipal Bond fund
  Class A Shares.............................................  September 6, 1994
  Class B Shares.............................................   February 1, 1997
  Class C Shares.............................................  September 6, 1994
  Class R Shares.............................................      July 26, 1991
New Mexico Municipal Bond fund
  Class A Shares............................................. September 16, 1992
  Class B Shares.............................................   February 1, 1997
  Class C Shares.............................................   February 1, 1997
  Class R Shares.............................................   February 1, 1997
Pennsylvania Municipal Bond fund
  Class A Shares.............................................   October 29, 1986
  Class B Shares.............................................   February 1, 1997
  Class C Shares.............................................   February 2, 1994
  Class R Shares.............................................   February 1, 1997
Virginia Municipal Bond fund
  Class A Shares.............................................     March 27, 1986
  Class B Shares.............................................   February 1, 1997
  Class C Shares.............................................    October 4, 1993
  Class R Shares.............................................   February 1, 1997

  The annual total return figures for the Funds, including the effect of the maximum sales charge for Class A shares, and applicable CDSC for Class B Shares, for the one-year, five-year, and ten-year periods (as applicable) ended May 31, 1997 and for the period from inception through May 31, 1997, respectively, using the performance of the oldest class for periods prior to the inception of the newer classes, as described above, were:

                                                  ANNUAL TOTAL RETURN
                                        ---------------------------------------
                                                                        FROM
                                        ONE YEAR FIVE YEARS TEN YEARS INCEPTION
                                         ENDED     ENDED      ENDED    THROUGH
                                        MAY 31,   MAY  31,   MAY 31,   MAY 31,
                                          1997      1997      1997      1997
                                        -------- ---------- --------- ---------
      Arizona Municipal Bond Fund
        Class A Shares.................  3.32%     6.48%      7.86%     7.25%
        Class B Shares.................  3.20%     6.65%      7.85%     7.24%
        Class C Shares.................  7.28%     6.81%      7.73%     7.09%
        Class R Shares.................  7.93%     7.41%      8.33%     7.69%
      Colorado Municipal Bond Fund
        Class A Shares.................  4.63%     6.48%      7.11%     6.76%
        Class B Shares.................  4.67%     6.67%      7.10%     6.75%
        Class C Shares.................  8.77%     7.01%      7.20%     6.84%
        Class R Shares.................  9.38%     7.43%      7.59%     7.24%
      Florida Municipal Bond Fund
        Class A Shares.................  3.07%     5.75%      N/A       6.97%
        Class B Shares.................  3.02%     5.92%      N/A       7.04%
        Class C Shares.................  7.00%     6.08%      N/A       7.04%
        Class R Shares.................  7.66%     6.67%      N/A       7.64%
      Florida Intermediate Bond Fund
        Class A Shares.................  3.94%     N/A        N/A       4.89%
        Class C Shares.................  6.47%     N/A        N/A       5.25%
        Class R Shares.................  7.42%     N/A        N/A       5.93%
      Maryland Municipal Bond Fund
        Class A Shares.................  2.18%     5.52%      N/A       5.57%
        Class B Shares.................  1.99%     5.55%      N/A       5.57%
        Class C Shares.................  5.92%     5.68%      N/A       5.69%
        Class R Shares.................  6.88%     6.70%      N/A       6.71%
      New Mexico Municipal Bond Fund
        Class A Shares.................  4.33%     N/A        N/A       5.71%
        Class B Shares.................  4.14%     N/A        N/A       5.71%
        Class C Shares.................  8.47%     N/A        N/A       6.28%
        Class R Shares.................  9.06%     N/A        N/A       6.71%
      Pennsylvania Municipal Bond Fund
        Class A Shares.................  3.81%     5.87%      7.65%     6.74%
        Class B Shares.................  3.91%     6.07%      7.64%     6.74%
        Class C Shares.................  7.88%     6.20%      7.53%     6.59%
        Class R Shares.................  8.44%     6.80%      8.12%     7.18%

                                                 ANNUAL TOTAL RETURN
                                       ---------------------------------------
                                                                       FROM
                                       ONE YEAR FIVE YEARS TEN YEARS INCEPTION
                                        ENDED     ENDED      ENDED    THROUGH
                                       MAY 31,   MAY  31,   MAY 31,   MAY 31,
                                         1997      1997      1997      1997
                                       -------- ---------- --------- ---------
      Virginia Municipal Bond Fund
        Class A Shares................  3.66%     6.08%      7.72%     7.11%
        Class B Shares................  3.54%     6.24%      7.71%     7.10%
        Class C Shares................  7.61%     6.38%      7.59%     6.92%
        Class R Shares................  8.28%     7.01%      8.19%     7.53%


  Calculation of cumulative total return is not subject to a prescribed formula. Cumulative total return for a specific period is calculated by first taking a hypothetical initial investment in Fund shares on the first day of the period, deducting (in some cases) the maximum sales charge, and computing the "redeemable value" of that investment at the end of the period. The cumulative total return percentage is then determined by subtracting the initial investment from the redeemable value and dividing the remainder by the initial investment and expressing the result as a percentage. The calculation assumes that all income and capital gains distributions by the Fund have been reinvested at net asset value on the reinvestment dates during the period. Cumulative total return may also be shown as the increased dollar value of the hypothetical investment over the period. Cumulative total return calculations that do not include the effect of the sales charge would be reduced if such charge were included.

  The cumulative total return figures for the Funds, including the effect of the maximum sales charge for the Class A Shares, and applicable CDSC for Class B Shares, for the one-year, five-year and ten-year periods (as applicable) ended May 31, 1997, and for the period since inception through May 31, 1997, respectively, using the performance of the oldest class for periods prior to the inception of the newer classes, as described above, were:

                                                CUMULATIVE TOTAL RETURN
                                        ---------------------------------------
                                                                        FROM
                                        ONE YEAR            TEN YEARS INCEPTION
                                         ENDED   FIVE YEARS   ENDED    THROUGH
                                        MAY 31,  ENDED MAY   MAY 31,   MAY 31,
                                          1997    31, 1997    1997       1997
                                        -------- ---------- --------- ---------
      Arizona Municipal Bond Fund
        Class A Shares................   3.32%     36.89%    113.07%   109.74%
        Class B Shares................   3.20%     37.95%    112.94%   109.59%
        Class C Shares................   7.28%     39.02%    110.58%   106.53%
        Class R Shares................   7.93%     42.98%    122.56%   119.08%
      Colorado Municipal Bond Fund
        Class A Shares................   4.63%     36.87%     98.81%    92.38%
        Class B Shares................   4.67%     38.08%     98.60%    92.16%
        Class C Shares................   8.77%     40.33%    100.33%    93.79%
        Class R Shares................   9.38%     43.08%    107.83%   101.11%
      Florida Municipal Bond Fund
        Class A Shares................   3.07%     32.24%      N/A      59.79%
        Class B Shares................   3.02%     33.34%      N/A      60.55%
        Class C Shares................   7.00%     34.33%      N/A      60.53%
        Class R Shares................   7.66%     38.13%      N/A      66.91%
      Florida Intermediate Municipal
       Bond Fund
        Class A Shares................   3.94%      N/A        N/A      17.21%
        Class C Shares................   6.47%      N/A        N/A      18.54%
        Class R Shares................   7.42%      N/A        N/A      21.13%
      Maryland Municipal Bond Fund
        Class A Shares................   2.18%     30.81%      N/A      32.97%
        Class B Shares................   1.99%     31.02%      N/A      32.97%
        Class C Shares................   5.92%     31.80%      N/A      33.72%
        Class R Shares................   6.88%     38.28%      N/A      40.65%
      New Mexico Municipal Bond Fund
        Class A Shares................   4.33%      N/A        N/A      29.82%
        Class B Shares................   4.14%      N/A        N/A      29.82%
        Class C Shares................   8.47%      N/A        N/A      33.19%
        Class R Shares................   9.06%      N/A        N/A      35.71%
      Pennsylvania Municipal Bond Fund
        Class A Shares ...............   3.81%     33.00%    109.02%    99.55%
        Class B Shares................   3.91%     34.24%    108.88%    99.41%
        Class C Shares................   7.88%     35.07%    106.59%    96.50%
        Class R Shares................   8.44%     38.92%    118.33%   108.43%

                                               CUMULATIVE TOTAL RETURN
                                       ---------------------------------------
                                                                       FROM
                                       ONE YEAR            TEN YEARS INCEPTION
                                        ENDED   FIVE YEARS   ENDED    THROUGH
                                       MAY 31,  ENDED MAY   MAY 31,   MAY 31,
                                         1997    31, 1997    1997       1997
                                       -------- ---------- --------- ---------
      Virginia Municipal Bond Fund
        Class A Shares ...............  3.66%     34.31%    110.44%   115.46%
        Class B Shares................  3.54%     35.32%    110.25%   115.28%
        Class C Shares................  7.61%     36.26%    107.73%   111.24%
        Class R Shares................  8.28%     40.30%    119.81%   125.06%


  Calculation of taxable equivalent total return is also not subject to a prescribed formula. Taxable equivalent total return for a specific period is calculated by first taking a hypothetical initial investment in Fund shares on the first day of the period, computing the total return for each calendar year in the period in the manner described above, and increasing the total return for each such calendar year by the amount of additional income that a taxable fund would need to have generated to equal the income on an after-tax basis, at a specified income tax rate (usually the highest marginal federal tax rate), calculated as described above under the discussion of "taxable equivalent yield." The resulting amount for the calendar year is then divided by the initial investment amount to arrive at a "taxable equivalent total return factor" for the calendar year. The taxable equivalent total return factors for all the calendar years are then multiplied together and the result is then annualized by taking its Nth root (N representing the number of years in the period) and subtracting 1, which provides a taxable equivalent total return expressed as a percentage.

  Using the 42.5% maximum combined marginal federal and state tax rate for 1997, the annual taxable equivalent total return for the Maryland Municipal Bond Fund's shares for the five-year period ended May 31, 1997 with respect to the Class R Shares was 10.59%.

  Class A Shares of the Funds are sold at net asset value plus a current maximum sales charge of 4.20% of the offering price. This current maximum sales charge will typically be used for purposes of calculating performance figures. Yield, returns and net asset value of each class of shares of the Funds will fluctuate. Factors affecting the performance of the Funds include general market conditions, operating expenses and investment management. Any additional fees charged by a securities representative or other financial services firm would reduce returns described in this section. Shares of the Funds are redeemable at net asset value, which may be more or less than original cost.

  In reports or other communications to shareholders or in advertising and sales literature, the Funds may also compare their performance with that of:
(1) the Consumer Price Index or various unmanaged bond indexes such as the Lehman Brothers Municipal Bond Index and the Salomon Brothers High Grade Corporate Bond Index and (2) other fixed income or municipal bond mutual funds or mutual fund indexes as reported by Lipper Analytical Services, Inc. ("Lipper"), Morningstar, Inc. ("Morningstar"), Wiesenberger Investment Companies Service ("Wiesenberger") and CDA Investment Technologies, Inc. ("CDA") or similar independent services which monitor the performance of mutual funds, or other industry or financial publications such as Barron's, Changing Times, Forbes and Money Magazine. Performance comparisons by these indexes, services or publications may rank mutual funds over different periods of time by means of aggregate, average, year-by-year, or other types of total return and performance figures. Any given performance quotation or performance comparison should not be considered as representative of the performance of the Funds for any future period.

  Each Fund may from time to time in its advertising and sales materials compare its current yield or total return with the yield or total return on taxable investments such as corporate or U.S. Government bonds, bank certificates of deposit (CDs) or money market funds. These taxable investments have investment characteristics that differ from those of the Funds. U.S. Government bonds, for example, are long-term investments backed by the full faith and credit of the U.S. Government, and bank CDs are generally short-term, FDIC-insured investments, which pay fixed principal and interest but are subject to fluctuating rollover rates. Money market funds are short-term investments with stable net asset values, fluctuating yields and special features enhancing liquidity.

  There are differences and similarities between the investments which the Funds may purchase and the investments measured by the indexes and reporting services which are described herein. The Consumer Price Index is generally considered to be a measure of inflation. The CDA Mutual Fund-Municipal Bond Index is a weighted performance average of other mutual funds with a federally tax-exempt income objective. The Salomon Brothers High Grade Corporate Bond Index is an unmanaged index that generally represents the performance of high grade long-term taxable bonds during various market conditions. The Lehman Brothers Municipal Bond Index is an unmanaged index that generally represents the performance of high grade intermediate and long-term municipal bonds during various market conditions. Lipper calculates municipal bond fund averages based on average maturity and credit quality. Morningstar rates mutual funds by overall risk-adjusted performance, investment objectives, and assets. Lipper, Morningstar, Wiesenberger and CDA are widely recognized mutual fund reporting services whose performance calculations are based upon changes in net asset value with all dividends reinvested and which do not include the effect of any sales charges. The market prices and yields of taxable and tax-exempt bonds will fluctuate. The Funds primarily invest in investment grade Municipal Obligations in pursuing their objective of as high a level of current interest income which is exempt from federal and state income tax as is consistent, in the view of the Funds' management, with preservation of capital.

  The Funds may also compare their taxable equivalent total return performance to the total return performance of taxable income funds such as treasury securities funds, corporate bond funds (either investment grade or high yield), or Ginnie Mae funds. These types of funds, because of the character of their underlying securities, differ from municipal bond funds in several respects. The susceptibility of the price of treasury bonds to credit risk is far less than that of municipal bonds, but the price of treasury bonds tends to be slightly more susceptible to change resulting from changes in market interest rates. The susceptibility of the price of investment grade corporate bonds and municipal bonds to market interest rate changes and general credit changes is similar. High yield bonds are subject to a greater degree of price volatility than municipal bonds resulting from changes in market interest rates and are particularly susceptible to volatility from credit changes. Ginnie Mae bonds are generally subject to less price volatility than municipal bonds from credit concerns, due primarily to the fact that the timely payment of monthly installments of principal and interest are backed by the full faith and credit of the U.S. Government, but Ginnie Mae bonds of equivalent coupon and maturity are generally more susceptible to price volatility resulting from market interest rate changes. In addition, the volatility of Ginnie Mae bonds due to changes in market interest rates may differ from municipal bonds of comparable coupon and maturity because bonds of the sensitivity of Ginnie Mae prepayment experience to change in interest rates.

ADDITIONAL INFORMATION ON THE PURCHASE AND REDEMPTION OF FUND SHARES

  As described in the Prospectus, the Funds provide you with alternative ways of purchasing Fund shares based upon your individual investment needs and preferences.

  Each class of shares of a Fund represents an interest in the same portfolio of investments. Each class of shares is identical in all respects except that each class bears its own class expenses, including distribution and administration expenses, and each class has exclusive voting rights with respect to any distribution or service plan applicable to its shares. As a result of the differences in the expenses borne by each class of shares, net income per share, dividends per share and net asset value per share will vary among a Fund's classes of shares.

  Shareholders of each class will share expenses proportionately for services that are received equally by all shareholders. A particular class of shares will bear only those expenses that are directly attributable to that class, where the type or amount of services received by a class varies from one class to another. For example, class-specific expenses generally will include distribution and service fees.

  The minimum initial investment is $3,000 per fund share class, and may be lower for accounts opened through fee-based programs for which the program sponsor has established a single master account with the fund's transfer agent and performs all sub-accounting services related to that account.

REDUCTION OR ELIMINATION OF UP-FRONT SALES CHARGE ON CLASS A SHARES AND CLASS R SHARE PURCHASE ELIGIBILITY

  Rights of Accumulation. You may qualify for a reduced sales charge on a purchase of Class A Shares of any Fund if the amount of your purchase, when added to the value that day of all of your prior purchases of shares of any Fund or of another Nuveen Mutual Fund, or units of a Nuveen unit trust, on which an up-front sales charge or ongoing distribution fee is imposed, or is normally imposed, falls within the amounts stated in the Class A Sales Charges and Commissions table in "How to Select a Purchase Option" in the Prospectus. You or your financial adviser must notify Nuveen or the Fund's transfer agent of any cumulative discount whenever you plan to purchase Class A Shares of a Fund that you wish to qualify for a reduced sales charge.

  Letter of Intent. You may qualify for a reduced sales charge on a purchase of Class A Shares of any Fund if you plan to purchase Class A Shares of Nuveen Mutual Funds over the next 13 months and the total amount of your purchases would, if purchased at one time, qualify you for one of the reduced sales charges shown in the Class A Sales Charges and Commissions table in "How to Select a Purchase Option" in the Prospectus. In order to take advantage of this option, you must complete the applicable section of the Application Form or sign and deliver either to an Authorized Dealer or to the Fund's transfer agent a written Letter of Intent in a form acceptable to Nuveen. A Letter of Intent states that you intend, but are not obligated, to purchase over the next 13 months a stated total amount of Class A Shares that would qualify you for a reduced sales charge shown above. You may count shares of a Nuveen Mutual Fund that you already own on which you paid an up-front sales charge or an ongoing distribution fee and any Class B or C Shares of a Nuveen Mutual Fund that you purchase over the next 13 months towards completion of your investment program, but you will receive a reduced sales charge only on new Class A Shares you purchase with a sales charge over the 13 months. You cannot count towards completion of your investment program Class A Shares that you purchase without a sales charge through investment of distributions from a Nuveen Mutual Fund or a Nuveen Unit Trust or otherwise.

  By establishing a Letter of Intent, you agree that your first purchase of Class A Shares of a Fund following execution of the Letter of Intent will be at least 5% of the total amount of your intended purchases. You further agree that shares representing 5% of the total amount of your intended purchases will be held in escrow pending completion of these purchases. All dividends and capital gains distributions on Class A Shares held in escrow will be credited to your account. If total purchases, less redemptions, prior to the expiration of the 13 month period equal or exceed the amount specified in your Letter of Intent, the Class A Shares held in escrow will be transferred to your account. If the total purchases, less redemptions, exceed the amount specified in your Letter of Intent and thereby qualify for a lower sales charge than the sales charge specified in your Letter of Intent, you will receive this lower sales charge retroactively, and the difference between it and the higher sales charge paid will be used to purchase additional Class A Shares on your behalf. If the total purchases, less redemptions, are less than the amount specified, you must pay Nuveen an amount equal to the difference between the amounts paid for these purchases and the amounts which would have been paid if the higher sales charge had been applied. If you do not pay the additional amount within 20 days after written request by Nuveen or your financial adviser, Nuveen will redeem an appropriate number of your escrowed Class A Shares to meet the required payment. By establishing a Letter of Intent, you irrevocably appoint Nuveen as attorney to give instructions to redeem any or all of your escrowed shares, with full power of substitution in the premises.

  You or your financial adviser must notify Nuveen or the Fund's transfer agent whenever you make a purchase of Fund shares that you wish to be covered under the Letter of Intent option.

  Reinvestment of Nuveen Unit Trust Distributions. You may purchase Class A Shares without an up-front sales charge by reinvestment of distributions from any of the various unit trusts sponsored by Nuveen. There is no initial or subsequent minimum investment requirement for such reinvestment purchases.

  Group Purchase Programs. If you are a member of a qualified group, you may purchase Class A Shares of any Fund or of another Nuveen Mutual Fund at the reduced sales charge applicable to the group's purchases taken as a whole. A "qualified group" is one which has previously been in existence, has a purpose other than investment, has ten or more participating members, has agreed to include Fund sales publications in mailings to members and has agreed to comply with certain administrative requirements relating to its group purchases.

  Under any group purchase program, the minimum initial investment in Class A shares of any particular Fund or portfolio for each participant in the program is $3,000 and the minimum monthly investment in Class A shares of any particular Fund or portfolio by each participant is $50. No certificates will be issued for any participant's account. All dividends and other distributions by a Fund will be reinvested in additional Class A Shares of the same Fund. No participant may utilize a systematic withdrawal program.

  To establish a group purchase program, both the group itself and each participant must fill out special application materials, which the group administrator may obtain from the group's financial adviser, by calling Nuveen toll-free (800) 621-7227.

  Reinvestment of Redemption Proceeds from Unaffiliated Funds. You may also purchase Class A Shares at net asset value without a sales charge if the purchase takes place through a broker-dealer and represents the reinvestment of the proceeds of the redemption of shares of one or more registered investment companies not affiliated with Nuveen. You must provide appropriate documentation that the redemption occurred not more than one year prior to the reinvestment of the proceeds in Class A Shares, and that you either paid an up-front sales charge or were subject to a contingent deferred sales charge in respect of the redemption of such shares of such other investment company.

  Special Sales Charge Waivers. Class A Shares of a Fund may be purchased at net asset value without a sales charge, and Class R Shares may be purchased, by the following categories of investors:

  . officers, trustees and former trustees of the Nuveen and Flagship Funds;

  . bona fide, full-time and retired employees of Nuveen, any parent company of Nuveen, and subsidiaries thereof, or their immediate family members;

  . any person who, for at least 90 days, has been an officer, director or bona fide employee of any Authorized Dealer, or their immediate family members;

  . officers and directors of bank holding companies that make Fund shares available directly or through subsidiaries or bank affiliates or their immediate family members;

  . bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity;

  . investors purchasing on a periodic fee, asset-based fee or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program;

  . clients of investment advisers, financial planners or other financial intermediaries that charge periodic or asset-based fees for their services.

  Holders of Class C Shares acquired on or before January 31, 1997 can convert those shares to Class A Shares of the same fund at the shareholder's affirmative request six years after the date of purchase. Holders of Class C Shares must submit their request to the transfer agent no later than the last business day of the 71st month following the month in which they purchased their shares. Holders of Class C Shares purchased after that date will not have the option to convert those shares to Class A Shares.

  Any Class A Shares purchased pursuant to a special sales charge waiver must be acquired for investment purposes and on the condition that they will not be transferred or resold except through redemption by the Funds. You or your financial adviser must notify Nuveen or the Fund's transfer agent whenever you make a purchase of Class A Shares of any Fund that you wish to be covered under these special sales charge waivers.

  Class A Shares of any Fund may be issued at net asset value without a sales charge in connection with the acquisition by a Fund of another investment company. All purchases under the special sales charge waivers will be subject to minimum purchase requirements as established by the Funds.

  In determining the amount of your purchases of Class A Shares of any Fund that may qualify for a reduced sales charge, the following purchases may be combined: (1) all purchases by a trustee or other fiduciary for a single trust, estate or fiduciary account; (2) all purchases by individuals and their immediate family members (i.e., their spouses, parents, children, grandparents, grandchildren, parents-in-law, sons- and daughters-in-law, siblings, a sibling's spouse, and a spouse's siblings); or (3) all purchases made through a group purchase program as described above.

  Class R Share Purchase Eligibility. Class R Shares are available for purchases of $1 million or more and for purchases using dividends and capital gains distributions on Class R Shares. Class R Shares also are available for the following categories of investors:

  . officers, trustees and former trustees of the Nuveen and Flagship Funds;

  . bona fide, full-time and retired employees of Nuveen, any parent company of Nuveen, and subsidiaries thereof, or their immediate family members;

  . any person who, for at least 90 days, has been an officer, director or bona fide employee of any Authorized Dealer, or their immediate family members;

  . officers and directors of bank holding companies that make Fund shares available directly or through subsidiaries or bank affiliates, or their immediate family members;

  . bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity;

  . investors purchasing on a periodic fee, asset-based fee or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program;

  . clients of investment advisers, financial planners or other financial intermediaries that charge periodic or asset-based fees for their services.

In addition, purchasers of Nuveen unit investment trusts may reinvest their distributions from such unit investment trusts in Class R Shares, if, before September 6, 1994, such purchasers had elected to reinvest distributions in Nuveen Fund shares (before June 13, 1995 for Nuveen Municipal Bond Fund shares). Shareholders may exchange their Class R Shares of any Nuveen Fund into Class R Shares of any other Nuveen Fund.

  The reduced sales charge programs may be modified or discontinued by the Funds at any time upon prior written notice to shareholders of the Funds.

  For more information about the purchase of Class A Shares or reduced sales charge programs, or to obtain the required application forms, call Nuveen toll-free at (800) 621-7227.

REDUCTION OR ELIMINATION OF CONTINGENT DEFERRED SALES CHARGE

  Class A Shares are normally redeemed at net asset value, without any Contingent Deferred Sales Charge ("CDSC"). However, in the case of Class A Shares purchased at net asset value on or after July 1, 1996 because the purchase amount exceeded $1 million, where the Authorized Dealer did not waive the sales commission, a CDSC of 1% is imposed on any redemption within 18 months of purchase. In the case of Class B Shares redeemed within six years of purchase, a CDSC is imposed, beginning at 5% for redemptions within the first year, declining to 4% for redemptions within years two and three, and declining by 1% each year thereafter until disappearing after the sixth year. Class C Shares are redeemed at net asset value, without any CDSC, except that a CDSC of 1% is imposed upon redemption of Class C Shares that are redeemed within 12 months of purchase.

  In determining whether a CDSC is payable, a Fund will first redeem shares not subject to any charge, or that represent an increase in the value of a Fund account due to capital appreciation, and then will redeem shares held for the longest period, unless the shareholder specifies another order. No CDSC is charged on shares purchased as a result of automatic reinvestment of dividends or capital gains paid. In addition, no CDSC will be charged on exchanges of shares into another Nuveen Mutual Fund or Nuveen money market fund. You may not exchange Class B Shares for shares of a Nuveen money market fund. The holding period is calculated on a monthly basis and begins the first day of the month in which the order for investment is received. The CDSC is calculated based on the lower of the redeemed shares' cost or net asset value at the time of the redemption and is deducted from the redemption proceeds. Nuveen receives the amount of any CDSC shareholders pay. If Class A or Class C Shares subject to a CDSC are exchanged for shares of a Nuveen money market fund, the CDSC would be imposed on the subsequent redemption of those money market shares, and the period during which the shareholder holds the money market fund shares would be counted in determining the remaining duration of the CDSC. The Fund may elect not to so count the period during which the shareholder held the money market fund shares, in which event the amount of any applicable CDSC would be reduced in accordance with applicable SEC rules by the amount of any 12b-1 plan payments to which those money market funds shares may be subject.

  The CDSC may be waived or reduced under the following six special circumstances: 1) redemptions within one year following the death or disability, as defined in Section 72(m)(7) of the Internal Revenue Code of 1986, as amended, of a shareholder; 2) in whole or in part for redemptions of shares by shareholders with accounts in excess of specified breakpoints that correspond to the breakpoints under which the up-front sales charge on Class A Shares is reduced pursuant to Rule 22d-1 under the Act; 3) redemptions of shares purchased under circumstances or by a category of investors for which Class A Shares could be purchased at net asset value without a sales charge; 4) in connection with the exercise of a reinstatement privilege whereby the proceeds of a redemption of a Fund's shares subject to a sales charge are reinvested in shares of certain Funds within a specified number of days; 5) in connection with the exercise of a Fund's right to redeem all shares in an account that does not maintain a certain minimum balance or that the applicable board has determined may have material adverse consequences to the shareholders of such Fund; and 6) redemptions made pursuant to a Fund's automatic withdrawal plan, up to 12% of the original investment amount. If a Fund waives or reduces the CDSC, such waiver or reduction would be uniformly applied to all Fund shares in the particular category. In waiving or reducing a CDSC, the Funds will comply with the requirements of Rule 22d-1 of the Investment Company Act of 1940, as amended.

GENERAL MATTERS

  The Funds may encourage registered representatives and their firms to help apportion their assets among bonds, stocks and cash, and may seek to participate in programs that recommend a portion of their assets be invested in tax-free, fixed income securities.

  To help advisers and investors better understand and most efficiently use the Funds to reach their investment goals, the Funds may advertise and create specific investment programs and systems. For example, this may include information on how to use the Funds to accumulate assets for future education needs or periodic payments such as insurance premiums. The Funds may produce software, electronic information sites, or additional sales literature to promote the advantages of using the Funds to meet these and other specific investor needs.

  Exchanges of shares of a Fund for shares of a Nuveen money market fund may be made on days when both funds calculate a net asset value and make shares available for public purchase. Shares of the Nuveen money market funds may be purchased on days on which the Federal Reserve Bank of Boston is normally open for business. In addition to the holidays observed by the Fund, the Nuveen money market funds observe and will not make fund shares available for purchase on the following holidays: Martin Luther King's Birthday, Columbus Day and Veterans Day.

  In addition, you may exchange Class R Shares of any Fund for Class A Shares of the same Fund without a sales charge if the current net asset value of those Class R Shares is at least $3,000 or you already own Class A Shares of that Fund.

  Each Fund may suspend the right of redemption, or delay payment to redeeming shareholders for more than seven days, when the New York Stock Exchange is closed (not including customary weekend and holiday closings); when trading in the markets a Fund normally uses is restricted, or the SEC determines that an emergency exists so that trading of a Fund's portfolio securities or determination of a Fund's net asset value is not reasonably practical; or the SEC by order permits the suspension of the right of redemption or the delay in payment to redeeming shareholders for more than seven days.

  Shares will be registered in the name of the investor or the investor's financial adviser. A change in registration or transfer of shares held in the name of a financial adviser may only be made by an order in good form from the financial adviser acting on the investor's behalf. Share certificates will only be issued upon written request to the Funds' transfer agent. No share certificates will be issued for fractional shares.

  For more information on the procedure for purchasing shares of a Fund and on the special purchase programs available thereunder, see "How to Buy Fund Shares" in the Prospectus.

  Nuveen serves as the principal underwriter of the shares of the Funds pursuant to a "best efforts" arrangement as provided by a distribution agreement with the Nuveen Flagship Multistate Trust I, dated February 1, 1997 ("Distribution Agreement"). Pursuant to the Distribution Agreement, the Trust appointed Nuveen to be its agent for the distribution of the Funds' shares on a continuous offering basis. Nuveen sells shares to or through brokers, dealers, banks or other qualified financial intermediaries (collectively referred to as "Dealers"), or others, in a manner consistent with the then effective registration statement of the Trust. Pursuant to the Distribution Agreement, Nuveen, at its own expense, finances certain activities incident to the sale and distribution of the Funds' shares, including printing and distributing of prospectuses and statements of additional information to other than existing shareholders, the printing and distributing of sales literature, advertising and payment of compensation and giving of concessions to Dealers. Nuveen receives for its services the excess, if any, of the sales price of the Funds' shares less the net asset value of those shares, and reallows a majority or all of such amounts to the Dealers who sold the shares; Nuveen may act as such a Dealer. Nuveen also receives compensation pursuant to a distribution plan adopted by the Trust pursuant to Rule 12b-1 and described herein under "Distribution and Service Plan." Nuveen receives any CDSCs imposed on redemptions of Shares.

  The following table sets forth the aggregate amount of underwriting commissions with respect to the sale of Fund shares and the amount thereof retained by Nuveen (or Flagship Financial, Inc., which Nuveen acquired on January 1, 1997) for each of the Funds for the last three fiscal years. All figures are to the nearest thousand.

                                YEAR ENDED               YEAR ENDED               YEAR ENDED
                              MAY 31, 1997*           JANUARY 31, 1996         JANUARY 31, 1995
                         ------------------------ ------------------------ ------------------------
                          AMOUNT OF     AMOUNT     AMOUNT OF     AMOUNT     AMOUNT OF     AMOUNT
                         UNDERWRITING RETAINED BY UNDERWRITING RETAINED BY UNDERWRITING RETAINED BY
                         COMMISSIONS    NUVEEN    COMMISSIONS    NUVEEN    COMMISSIONS    NUVEEN
FUND                     ------------ ----------- ------------ ----------- ------------ -----------
Maryland Fund...........     191           25         160           26         216           38
                                YEAR ENDED               YEAR ENDED               YEAR ENDED
                               MAY 31, 1997             MAY 31, 1996             MAY 31, 1995
                         ------------------------ ------------------------ ------------------------
                          AMOUNT OF     AMOUNT     AMOUNT OF     AMOUNT     AMOUNT OF     AMOUNT
                         UNDERWRITING RETAINED BY UNDERWRITING RETAINED BY UNDERWRITING RETAINED BY
                         COMMISSIONS    NUVEEN    COMMISSIONS   FLAGSHIP   COMMISSIONS   FLAGSHIP
FUND                     ------------ ----------- ------------ ----------- ------------ -----------
Arizona Fund............     145           20         194           26         227           31
Colorado Fund...........      78           10          98           13          95           13
Florida Fund............     443           61         609           83         882          112
Florida Intermediate
 Fund...................      12            3          23            4          23            3
New Mexico Fund.........     113           15         132           18         191           28
Pennsylvania Fund.......     110           14         107           14         119           15
Virginia Fund...........     279           38         311           26         381           50

--------
*For the sixteen month period ended May 31, 1997.

DISTRIBUTION AND SERVICE PLAN

  The Funds have adopted a plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, which provides that Class B Shares and Class C Shares will be subject to an annual distribution fee, and that Class A Shares, Class B Shares and Class C Shares will be subject to an annual service fee. Class R Shares will not be subject to either distribution or service fees.

  The distribution fee applicable to Class B and Class C Shares under each Fund's Plan will be payable to reimburse Nuveen for services and expenses incurred in connection with the distribution of Class B and Class C Shares, respectively. These expenses include payments to Authorized Dealers, including Nuveen, who are brokers of record with respect to the Class B and Class C Shares, as well as, without limitation, expenses of printing and distributing prospectuses to persons other than shareholders of the Fund, expenses of preparing, printing and distributing advertising and sales literature and reports to shareholders used in connection with the sale of Class B and Class C Shares, certain other expenses associated with the distribution of Class B and Class C Shares, and any distribution-related expenses that may be authorized from time to time by the Board of Trustees.

  The service fee applicable to Class A Shares, Class B Shares and Class C Shares under each Fund's Plan will be payable to Authorized Dealers in connection with the provision of ongoing account services to shareholders. These services may include establishing and maintaining shareholder accounts, answering shareholder inquiries and providing other personal services to shareholders.

  Each Fund may spend up to .20 of 1% per year of the average daily net assets of Class A Shares as a service fee under the Plan applicable to Class A Shares. Each Fund may spend up to .75 of 1% per year of the average daily net assets of Class B Shares as a distribution fee and up to .20 of 1% per year of the average daily net assets of Class B Shares as a service fee under the Plan applicable to Class B Shares. Each Fund may spend up to .55 of 1% per year of the average daily net assets of Class C Shares as a distribution fee and up to
 .20 of 1% per year of the average daily net assets of Class C Shares as a service fee under the Plan applicable to Class C Shares.

  For the fiscal year ended May 31, 1997, 100% of service fees and distribution fees were paid out as compensation to Authorized Dealers. Prior to February 1, 1997, the service fee for the Maryland Municipal Bond Fund was .25% for both Class A and Class C Shares and the distribution fee was .75% for Class C Shares. For such periods, the service fee for the other Funds was .20% and the distribution fee was .40% for the Class A Shares and .75% for the Class C Shares (.55% for the Florida Intermediate Fund). Thereafter, the service fee for the Class A and Class C Shares was .20% and the distribution fee for the Class C Shares was .55%.

                                                           COMPENSATION PAID TO
                                                          AUTHORIZED DEALERS FOR
                                                            END OF FISCAL 1997
                                                          ----------------------
Arizona Municipal Bond Fund
  Class A................................................       $  270,038
  Class B................................................       $      617
  Class C................................................       $   22,346
Colorado Municipal Bond Fund
  Class A................................................       $  107,814
  Class B................................................       $      414
  Class C................................................       $      211
Florida Municipal Bond Fund
  Class A................................................       $1,032,039
  Class B................................................       $    1,449
  Class C................................................       $   24,848
Florida Intermediate Municipal Bond Fund
  Class A................................................       $   21,227
  Class C................................................       $   26,833
Maryland Municipal Bond Fund*
  Class A................................................       $   31,680
  Class B................................................       $      185
  Class C................................................       $   22,810
New Mexico Municipal Bond Fund
  Class A................................................       $  171,788
  Class B................................................       $      776
  Class C................................................       $      228
Pennsylvania Municipal Bond Fund
  Class A................................................       $  149,056
  Class B................................................       $      418
  Class C................................................       $   45,521
Virginia Municipal Bond Fund
  Class A................................................       $  397,031
  Class B................................................       $      576
  Class C................................................       $  106,304

--------
*For the sixteen month period ended May 31, 1997.

  Under each Fund's Plan, the Fund will report quarterly to the Board of Trustees for its review all amounts expended per class of shares under the Plan. The Plan may be terminated at any time with respect to any class of shares, without the payment of any penalty, by a vote of a majority of the trustees who are not "interested persons" and who have no direct or indirect financial interest in the Plan or by vote of a majority of the outstanding voting securities of such class. The Plan may be renewed from year to year if approved by a vote of the Board of Trustees and a vote of the non-interested trustees who have no direct or indirect financial interest in the Plan cast in person at a meeting called for the purpose of voting on the Plan. The Plan may be continued only if the trustees who vote to approve such continuance conclude, in the exercise of reasonable business judgment and in light of their fiduciary duties under applicable law, that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The Plan may not be amended to increase materially the cost which a class of shares may bear under the Plan without the approval of the shareholders of the affected class, and any other material amendments of the Plan must be approved by the non-interested trustees by a vote cast in person at a meeting called for the purpose of considering such amendments. During the continuance of the Plan, the selection and nomination of the non-interested trustees of the Trust will be committed to the discretion of the non-interested trustees then in office.

INDEPENDENT PUBLIC ACCOUNTANTS AND CUSTODIAN

  Deloitte & Touche LLP, independent auditors, 1700 Courthouse Plaza N.E., Dayton, Ohio 45402 has been selected as auditors for all of the Funds. Arthur Andersen LLP, independent auditors, 33 West Monroe Street, Chicago, Illinois 60603, was selected as the auditor for the Nuveen Maryland Municipal Bond Fund for the periods prior to January 31, 1997. In addition to audit services, the auditors provide consultation and assistance on accounting, internal control, tax and related matters. The financial statements incorporated by reference elsewhere in this Statement of Additional Information and the information for prior periods set forth under "Financial Highlights" in the Prospectus have been audited by the auditors as indicated in their reports with respect thereto, and are included in reliance upon the authority of those firms in giving their reports.

  The custodian of the assets of the Funds is The Chase Manhattan Bank, 4 New York Plaza, New York, New York 10004. The custodian performs custodial, fund accounting, portfolio accounting, shareholder, and transfer agency services.

FINANCIAL STATEMENTS

  The audited financial statements for each Fund's most recent fiscal year appear in the Fund's Annual Reports and are incorporated herein by reference. The Annual Reports accompany this Statement of Additional Information.

APPENDIX A

RATINGS OF INVESTMENTS

  The four highest ratings of Moody's for Municipal Obligations are Aaa, Aa, A and Baa. Municipal Obligations rated Aaa are judged to be of the "best quality." The rating of Aa is assigned to Municipal Obligations which are of "high quality by all standards," but as to which margins of protection or other elements make long-term risks appear somewhat greater than in Aaa rated Municipal Obligations. The Aaa and Aa rated Municipal Obligations comprise what are generally known as "high grade bonds." Municipal Obligations that are rated A by Moody's possess many favorable investment attributes and are considered upper medium grade obligations. Factors giving security to principal and interest of A rated Municipal Obligations are considered adequate, but elements may be present, which suggest a susceptibility to impairment sometime in the future. Municipal Obligations rated Baa by Moody's are considered medium grade obligations (i.e., they are neither highly protected nor poorly secured). Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Moody's bond rating symbols may contain numerical modifiers of a generic rating classification. The modifier 1 indicates that the bond ranks at the high end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its general rating category.

  The four highest ratings of S&P for Municipal Obligations are AAA, AA, A and BBB. Municipal Obligations rated AAA have a strong capacity to pay principal and interest. The rating of AA indicates that capacity to pay principal and interest is very strong and such bonds differ from AAA issues only in small degree. The category of A describes bonds which have a strong capacity to pay principal and interest, although such bonds are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions. The BBB rating is the lowest "investment grade" security rating by S&P. Municipal Obligations rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas such bonds normally exhibit adequate protection parameters, adverse economic conditions are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

  The four highest ratings of Fitch for Municipal Obligations are AAA, AA, A and BBB. Municipal Obligations rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. Municipal Obligations rated AA are considered to be investment grade and of very high quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because Municipal Obligations rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+." Municipal Obligations rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings. Municipal Obligations rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

  The "Other Corporate Obligations" category of temporary investments are corporate (as opposed to municipal) debt obligations rated AAA by S&P or Aaa by Moody's. Corporate debt obligations rated AAA by S&P have an extremely strong capacity to pay principal and interest. The Moody's corporate debt rating of Aaa is comparable to that set forth above for Municipal Obligations.

  Subsequent to its purchase by a Fund, an issue may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. Neither event requires the elimination of such obligation from a Fund's portfolio, but Nuveen Advisory will consider such an event in its determination of whether the Fund should continue to hold such obligation.

APPENDIX B

DESCRIPTION OF HEDGING TECHNIQUES

  Set forth below is additional information regarding the various Fund's defensive hedging techniques and use of repurchase agreements.

FUTURES AND INDEX TRANSACTIONS

  Financial Futures. A financial future is an agreement between two parties to buy and sell a security for a set price on a future date. They have been designed by boards of trade which have been designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC").

  The purchase of financial futures is for the purpose of hedging a Fund's existing or anticipated holdings of long-term debt securities. When a Fund purchases a financial future, it deposits in cash or securities an "initial margin" of between 1% and 5% of the contract amount. Thereafter, the Fund's account is either credited or debited on a daily basis in correlation with the fluctuation in price of the underlying future or other requirements imposed by the exchange in order to maintain an orderly market. The Fund must make additional payments to cover debits to its account and has the right to withdraw credits in excess of the liquidity, the Fund may close out its position at any time prior to expiration of the financial future by taking an opposite position. At closing a final determination of debits and credits is made, additional cash is paid by or to the Fund to settle the final determination and the Fund realizes a loss or gain depending on whether on a net basis it made or received such payments.

  The sale of financial futures is for the purpose of hedging a Fund's existing or anticipated holdings of long-term debt securities. For example, if a Fund owns long-term bonds and interest rates were expected to increase, it might sell financial futures. If interest rates did increase, the value of long-term bonds in the Fund's portfolio would decline, but the value of the Fund's financial futures would be expected to increase at approximately the same rate thereby keeping the net asset value of the Fund from declining as much as it otherwise would have.

  Among the risks associated with the use of financial futures by the Funds as a hedging device, perhaps the most significant is the imperfect correlation between movements in the price of the financial futures and movements in the price of the debt securities which are the subject of the hedge.

  Thus, if the price of the financial future moves less or more than the price of the securities which are the subject of the hedge, the hedge will not be fully effective. To compensate for this imperfect correlation, the Fund may enter into financial futures in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of such securities has been greater than the historical volatility of the financial futures. Conversely, the Fund may enter into fewer financial futures if the historical volatility of the price of the securities being hedged is less than the historical volatility of the financial futures.

  The market prices of financial futures may also be affected by factors other than interest rates. One of these factors is the possibility that rapid changes in the volume of closing transactions, whether due to volatile markets or movements by speculators, would temporarily distort the normal relationship between the markets in the financial future and the chosen debt securities. In these circumstances as well as in periods of rapid and large price movements. The Fund might find it difficult or impossible to close out a particular transaction.

  Options on Financial Futures. The Funds may also purchase put or call options on financial futures which are traded on a U.S. Exchange or board of trade and enter into closing transactions with respect to such options to terminate an existing position. Currently, options can be purchased with respect to financial futures on U.S. Treasury Bonds on The Chicago Board of Trade. The purchase of put options on financial futures is analogous to the purchase of put options by a Fund on its portfolio securities to hedge against the risk of rising interest rates. As with options on debt securities, the holder of an option may terminate his position by selling an option of the same Fund. There is no guarantee that such closing transactions can be effected.

INDEX CONTRACTS

  Index Futures. A tax-exempt bond index which assigns relative values to the tax-exempt bonds included in the index is traded on the Chicago Board of Trade. The index fluctuates with changes in the market values of all tax-exempt bonds included rather than a single bond. An index future is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash--rather than any security--equal to specified dollar amount times the difference between the index value at the close of the last trading day of the contract and the price at which the index future was originally written. Thus, an index future is similar to traditional financial futures except that settlement is made in cash.

  Index Options. The Funds may also purchase put or call options on U.S. Government or tax-exempt bond index futures and enter into closing transactions with respect to such options to terminate an existing position. Options on index futures are similar to options on debt instruments except that an option on an index future gives the purchaser the right, in return for the premium paid, to assume a position in an index contract rather than an underlying security at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance of the writer's futures margin account which represents the amount by which the market price of the index futures contract, at exercise, is less than the exercise price of the option on the index future.

  Bond index futures and options transactions would be subject to risks similar to transactions in financial futures and options thereon as described above. No series will enter into transactions in index or financial futures or related options unless and until, in the Adviser's opinion, the market for such instruments has developed sufficiently.

REPURCHASE AGREEMENTS

  A Fund may invest temporarily up to 5% of its assets in repurchase agreements, which are agreements pursuant to which securities are acquired by the Fund from a third party with the understanding that they will be repurchased by the seller at a fixed price on an agreed date. These agreements may be made with respect to any of the portfolio securities in which the Fund is authorized to invest. Repurchase agreements may be characterized as loans secured by the underlying securities. The Fund may enter into repurchase agreements with (i) member banks of the Federal Reserve System having total assets in excess of $500 million and (ii) securities dealers, provided that such banks or dealers meet the creditworthiness standards established by the Fund's board of trustees ("Qualified Institutions"). The Adviser will monitor the continued creditworthiness of Qualified Institutions, subject to the oversight of the Fund's board of trustees.

  The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Fund will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund's ability to dispose of the underlying securities may be restricted. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the repurchase agreement will be held by the custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price.

  The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. The collateral is marked to market daily. Such agreements permit the Fund to keep all its assets earning interest while retaining "overnight" flexibility in pursuit of investments of a longer-term nature.

                                      B-2